As filed with the Securities and Exchange Commission on April 26, 1999

                           Registration No. 333-51051
                                    811-8190

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]
                          Pre-Effective Amendment No.                    [ ]
                        Post-Effective Amendment No. 3                   [x]

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [x]

                                Amendment No. 18

                       UNITED OF OMAHA SEPARATE ACCOUNT C
                           (Exact Name of Registrant)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska, 68175
              (Address of Depositor's Principal Executive Offices)

                Depositor's Telephone Number, including Area Code
                                 (402) 351-5087

                     Name and Address of Agent for Service:
                            Kenneth W. Reitz, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska, 68175-1008
                      Internet: ken.reitz@mutualofomaha.com

        It is proposed that this filing will become effective (check appropriate box):

     [ ] immediately upon filing pursuant to paragraph (b)
     [x] on May 1, 1999 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(i)
     [ ] on the 80th day after filing pursuant to paragraph (a)(i)

        If appropriate, check the following box:
        [x] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                              CROSS REFERENCE SHEET
                              Pursuant to Rule 495


                   Showing Location in Part A (Prospectus) and
                  Part B (Statement of Additional Information)
          of Registration Statement of Information Required by Form N-4

                                     PART A

Item of Form N-4                                    Prospectus Caption

1.   Cover Page................................    Cover Page

2.   Definitions...............................    Definitions

3.   Synopsis..................................    Introduction and Summary

4.   Condensed Financial Information...........    Financial Statements

5.   General
 (a) Depositor.................................    About Us
 (b) Registrant................................    Variable Investment Options
 (c) Portfolio Company.........................    Variable Investment Options
 (d) Fund Prospectus...........................    Variable Investment Options
 (e) Voting Rights.............................    Voting Rights

6.   Deductions and Expenses
 (a) General...................................    Expenses
 (b) Sales Load %..............................    N/A
 (c) Special Purchase Plan.....................    N/A
 (d) Commissions...............................    Distributor of the Policies
 (e) Expenses - Registrant.....................    N/A
 (f) Fund Expenses.............................    Other Expenses; Investment
                                                   Advisory Fees
 (g) Organizational Expenses...................    N/A

7.   Policies
 (a) Persons with Rights.......................    Important Policy  Provisions;
                                                   Policy Distributions;  Voting
                                                   Rights
 (b) (i)   Allocation of Premium
           Payments............................    Introduction   and  Summary:
                                                   Purchase Payment Flow  Chart;
                                                   Investment Options; Dollar
                                                   Cost Averaging;  Systematic
                                                   Transfer Enrollment Program
     (ii)  Transfers...........................    Transfers
     (iii) Exchanges...........................    N/A
 (c) Changes...................................    Adding,   Deleting  or
                                                   Substituting   Variable
                                                   Investments; Selecting an
                                                   Annuity Payout Option;
                                                   Annuity Starting Date
 (d) Inquiries.................................    Miscellaneous: Do You Have
                                                   Questions?

8.   Annuity Period............................    Annuity Payout Options

9.   Death Benefit.............................    Death Benefits

10.  Purchase and Policy Values

 (a) Purchases.................................    Policy Application and
                                                   Issuance
 (b) Valuation.................................    Accumulation Value
 (c) Daily Calculation.........................    Accumulation Value
 (d) Underwriter...............................    Distributor of the Policies

11.  Redemptions
 (a) By Owners.................................    Withdrawals
     By Annuitant..............................    N/A
 (b) Check Delay...............................    Policy Application and
                                                   Issuance
 (c) Lapse.....................................    N/A
 (d) Free Look.................................    Summary

12.  Taxes.....................................    Federal Tax Matters

13.  Legal Proceedings.........................    Legal Proceedings

14.  Table of Contents for the
 Statement of                                      Statement of Additional
 Additional Information........................    Information


                                     PART B
Item of Form N-4                                  Statement of Additional
                                                  Information Caption

15.  Cover Page................................    Cover Page

16.  Table of Contents.........................    Table of Contents

17.  General Information
 and History...................................    (Prospectus) About Us

18.  Services
 (a) Fees and Expenses
     of Registrant.............................    N/A
 (b) Management Policies.......................    N/A
 (c) Custodian.................................    Custody of Assets
     Independent
     Auditors  ................................    Financial Statements
 (d) Assets of Registrant......................    Custody of Assets
 (e) Affiliated Person.........................    N/A
 (f) Principal Underwriter.....................    Distribution of the Policies

19.  Purchase of Securities
 Being Offered.................................    Distribution of the Policies
 Offering Sales Load...........................    N/A

20.  Underwriters..............................    Distribution of the Policies;
                                                  (Prospectus)  Distributor of
                                                   the Policies
21.  Calculation of Performance
 DataCalculation of Yields and Total Returns; Other Performance Data
22.  Annuity Payments..........................    (Prospectus) Annuity Payments
23.  Financial Statements......................    Financial Statements


                           PART C -- OTHER INFORMATION

Item of Form N-4                                  Part C Caption

24.  Financial Statements
 and Exhibits..................................    Financial Statements and
                                                   Exhibits
 (a) Financial Statements......................    Financial Statements
 (b) Exhibits..................................    Exhibits

25.  Directors and Officers of.................    Directors and Officers of the
 the Depositor.................................    Depositor

26.  Persons Controlled By or Under Common Control Persons Controlled By or
 with the Depositor or Registrant .............    Under Common Control with the
                                                   Depositor or Registrant

27.  Number of Policy Owners...................    Number of Policy Owners

28.  Indemnification...........................    Indemnification

29.  Principal Underwriters....................    Principal Underwriters

30.  Location of Accounts
 and Records...................................    Location of Accounts and
                                                   Records

31.  Management Services.......................    Management Services

32.  Undertakings..............................    Undertakings

 Signature Page................................    Signatures

                                              PROSPECTUS:  May 1, 1999
United of Omaha
A Mutual of Omaha Company                                          ULTRA-ACCESS
                                                               Flexible Payment
                                               Variable Deferred Annuity Policy


    This prospectus describes the ULTRA-ACCESS, a variable annuity policy offered by United of Omaha Life Insurance Company with no withdrawal charge. To purchase a Policy, generally you must invest at least $5,000. Further investment is optional.

                                                   The Policy  includes 25 variable  options  (where you
    The investment  portfolios offered             have the investment risk) with investment
    through the Policy may have names that         portfolios from:
    are nearly the same or similar to the
    names of retail mutual funds.  However,    ss.   Alger American Fund
    these investment portfolios are not the    ss.   Federated's Insurance Management Series
    same as those retail mutual funds, even    ss.   Fidelity's VIP Fund and VIP Fund II
    though they have similar names and         ss.   MFS Variable Insurance Trust
    characteristics and the same managers.     ss.   Morgan Stanley Dean Witter Universal Funds
    The investment performance of these        ss.   Pioneer Variable Contracts Trust
    investment portfolios is not necessarily   ss.   Scudder Variable Life Investment Fund
    related to the performance of the retail   ss.   T.Rowe Price Equity  Series,  Fixed Income Series
    mutual funds. The investment portfolios              and International Series
    are described in separate prospectuses
    that accompany this prospectus.                and three fixed rate options (where we have the
                                                   investment risk).

    The variable options are not direct investments in mutual fund shares, but are offered through subaccounts of United of Omaha Separate Account C. The value of your Policy will go up or down based on the investment performance of the variable options that you choose.

                    Please Read this Prospectus Carefully. It provides information you should consider before investing in a Policy. Keep this prospectus and the other prospectuses for the investment portfolios for future reference.

A Statement of Additional Information about us and the Policy, with the same date as this Prospectus, is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this prospectus by reference. You may obtain a copy by writing or calling us, or you may access it in our registration on the SEC's Web site (HTTP://WWW.SEC.GOV), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours). The Table of Contents for the Statement of Additional Information is at the end of this prospectus.

The SEC does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

             Remember that the Policy and the investment portfolios:

          o are subject to risk, including possible loss of principal
          o are not bank deposits
          o are not government insured
          o are not endorsed by any bank orgovernment agency
          o may not achieve their goals

----------------------------------------------------------
CONTENTS

                                                                    Page(s)
                                                                     --------
                   DEFINITIONS                                         3
                   ------------------------------------------------ --------
                   INTRODUCTION AND SUMMARY                           4-8
                       Comparison to Other Policies and
                   Investments
                       How the Policy Operates
                       Summary of Expense Charges
                       Examples of Expenses
                   ------------------------------------------------ --------
                   FINANCIAL STATEMENTS                              9-10
                   ------------------------------------------------ --------
                   ABOUT US                                           10
                   ------------------------------------------------ --------
                   INVESTMENT OPTIONS                                11-18
                       Variable Investment Options
                       Fixed Rate Options
                       Transfers
                       Dollar Cost Averaging
                       STEP Program
                       Asset Allocation Program
                       Rebalancing Program
                    ------------------------------------------------ --------
                   IMPORTANT POLICY PROVISIONS                       19-21
                       Policy Application and Issuance
                       Accumulation Value
                       Telephone Transactions
                       Death of Annuitant
                       Minor Owner or Beneficiary
                       Policy Termination
                   ------------------------------------------------ --------
                   EXPENSES
                           Mortality and Expense Risk Charge         22-23
                       Administrative Charges
                           Transfer Fee
                       Premium Tax Charge
                       Other Taxes
                       Other Expenses
                   ------------------------------------------------ --------
                   POLICY DISTRIBUTIONS                              23-27
                       Withdrawals
                       Annuity Payments
                       Death Benefits
                   ------------------------------------------------ --------
                    FEDERAL TAX MATTERS                               27-30
                   ------------------------------------------------ --------
                    MISCELLANEOUS                                      30
                       Distributor of the Policies
                       Voting Rights
                       Year 2000 Issues
                       Legal Proceedings
                       Do You Have Questions?
                    ------------------------------------------------ --------
                   Statement of Additional Information Table of       31 -57
                   Contents

-----------------------------------------------------------
DEFINITIONS

Accumulation Value is the dollar value of all amounts accumulated under the Policy (in both the variable investment options and the fixed rate options).

Annuitant  is  the  person  on  whose  life  annuity  payments   involving  life
contingencies are based.

Annuity Starting Date is the date when annuity payments are scheduled to begin (the end of the accumulation phase). The latest Annuity Starting Date permitted is the Annuitant's 95th birthday (85th birthday in Pennsylvania).

Beneficiary is the person(s) or other legal entity who receives Policy benefits, if any, upon your death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Accumulation Value less any Policy Fee and any premium tax charge not previously deducted.

Owner is you --- the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

Policy Year -- A Policy Year begins on the Date of Issue and each Policy anniversary.

Series Funds are diversified, open-end investment management companies in which the Variable Account invests. Each Series Fund has a number of different investment portfolios.

Subaccount is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

Us, We, Our is United of Omaha Life Insurance Company.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each business day and ending at the close of business for the next succeeding Business Day.

Variable Account -- United of Omaha Separate Account C, a separate account maintained by us.

Written Notice or Request -- Written Notice, signed by you, that gives us the information we require and is received at United of Omaha, Variable Product Service, P.O. Box 8430, Omaha, Nebraska 68103-0430.


-----------------------------------------------------------

    This prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that isn't in the prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.


    This prospectus generally describes only the variable investment options, except when the fixed rate options are specifically mentioned.

-------------------------------------------------------------------
INTRODUCTION AND SUMMARY
     This Introduction and Summary briefly notes some of the important things about the Policy but it is not a complete description of the Policy. The rest of this prospectus contains more complete information. You should read the entire prospectus carefully.

    The UltraAccess Policy is a contract between you and United of Omaha Life Insurance Company. It is a variable annuity policy, which means that you can allocate your investment to up to 25 different variable investment portfolios, where you can gain or lose money on your investment. You can also allocate your investment to up to three fixed rate options, where we guarantee you will earn a fixed rate of interest. It is a deferred annuity, which means it has two phases: an accumulation (or deferral) phase and an annuity payout phase.
    During the accumulation phase, any earnings that you leave in the Policy are not taxed. During this phase you can put additional money into the Policy, transfer amounts among the investment options, and withdraw some or all of the value of your Policy. Some restrictions may apply to transfers (especially to transfers out of the fixed rate options). Withdrawals may be taxable and subject to a penalty tax.
    The accumulation phase ends and the annuity payout phase begins on the Annuity Starting Date that you select. During the annuity payout phase, we will make periodic payments to you. You can select payments that are guaranteed to last for your entire life or for some other period. You can select payments that vary in amount, depending on the investment performance of the portfolios you pick, or payments that are fixed in amount. Some or all of each payment will be taxable.

o   COMPARISON TO OTHER POLICIES AND INVESTMENTS

       Compared to fixed annuities.  Like fixed-interest annuities, the Policy:

          o    offers the ability to accumulate capital on a tax-deferred basis;
          o offers the ability to have a guaranteed minimum return on your investment (if you choose a fixed rate option);
          o    allows you to make partial or full withdrawals from your Policy;
          o and can provide annuity payments for the rest of your life or for some other period.

    The Policy is different from fixed-interest annuities in that, to the extent you select variable investment options, your Accumulation Value will reflect the investment experience of the selected variable investment options, so you have both the investment risk and opportunity, not us.

    Compared to mutual funds. Although the underlying investment portfolios operate like mutual funds and have the same investment risk, in many ways the Policy differs from mutual fund investments. The main differences are:
o The Policy provides a death benefit that could be higher than the value of the Policy.
o Insurance-related charges not associated with direct mutual fund investments are deducted from the Policy.
o Federal income tax liability on any earnings generally is deferred until you receive a distribution from the Policy. You can make transfers from one underlying investment portfolio to another without tax liability (under current law).
o Dividends and capital gains distributed by the investment portfolios are automatically reinvested. Withdrawals before age 59 1/2 generally are subject to a 10% federal tax penalty. Also, Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income when distributed, although taxation of them is deferred until such earnings are distributed. Taxable earnings are considered to be paid out first followed by the return of your investment.
o Most states grant you a short time period to review your policy and cancel it. The terms of this "right to examine" period vary by state (see the cover of your Policy).

HOW THE POLICY OPERATES

    The following chart summarizes how the Policy operates. For complete information, refer to specific sections of this prospectus.
                 --------------------------------------------------
                           PURCHASE PAYMENT FLOW CHART
                 --------------------------------------------------
                                 PURCHASE PAYMENTS
                 o   Minimum initial purchase payment is $5,000
                     ($2,000 if you elect to make electronic
                     funds transfer payments of at least $100 per
                     month, or quarterly, semiannual or annual
                     payment equivalents).
                 o   Minimum additional purchase payment is $500.
                 o   No purchase payments after earlier of the
                     Annuity Starting Date or your 88th birthday.
                 --------------------------------------------------

       ------------------------------------------------------------------
                 DEDUCTIONS BEFORE ALLOCATING PURCHASE PAYMENTS
             In some states, premium taxes up to 3.5% are deducted.
       ------------------------------------------------------------------



 -------------------------------------------------------------------------------
                         INVESTMENT OF PURCHASE PAYMENTS
           Youdirect the allocation of all purchase payments among 25 Subaccounts of the Variable Account, the Fixed Account and
 the Systematic Transfer Account. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.
 -------------------------------------------------------------------------------


 ------------------------------------------------------------------------------
                             DEDUCTIONS FROM ASSETS
   o Daily charges deducted from the net assets in the Variable Account equal an annual rate of:
       - 1.40% for our  mortality  and expense risk;
       - 0.20% for our administrative  expenses;
   o Annual Policy Fee of $30 per year (waived if Accumulation Value is more than $50,000 on the Policy anniversary).
   o   $10 transfer fee (first 12 transfers per year are free).
   o Investment advisory fees and fund expenses are deducted from the assets of each investment portfolio.
   o Where a state levies premium taxes on the Policy, we will deduct those taxes from purchase payments, upon surrender, upon death of any Owner, or at the Annuity Starting Date.The timing of the deduction varies by state.
   -----------------------------------------------------------------------------


       -------------------------------------------------------------------------
                               ACCUMULATION VALUE
     o Your Accumulation Value is equal to your purchase payments adjusted up or down each Business Day to reflect the Subaccounts' investment experience, charges deducted and other Policy transactions (such as partial withdrawals).
     o Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the variable options.
     o Accumulation Value can be transferred among the Subaccounts and the Fixed Account.
     o    Dollar cost averaging and asset rebalancing programs are available.
     o Accumulation Value is the starting point for calculating the Cash Surrender Value and the death benefit amount.

          ----------------------------------------------------------------------


------------------------------------------------------ ---------------------------------------------------
          ACCUMULATION VALUE BENEFITS                                      DEATH BENEFITS

o   You can withdraw all or part of the Cash           o   Available as a lump sum or under a variety of
    Surrender Value.   (The Cash Surrender Value is        payment options.
    the Accumulation Value less any applicable
    Policy fee or premium tax charge.) (Income         o   If you die by accident, you receive double
    taxes and penalties may apply.)                        the death benefit payable if death was not by
                                                           accident.*
o   Fixed and variable Annuity Payout Options are
    available.                                         *  The Accidental Death Benefit may not be
                                                       available in all states.
------------------------------------------------------ ---------------------------------------------------



o   SUMMARY OF CHARGES AND EXPENSES

The following table lists various costs and expenses that you will pay (directly or indirectly) if you invest in a Policy. In addition to these expenses, in some states you will pay a premium tax charge.

      Policy Owner Transaction Expenses
      o   Transfer Fee              -  First 12 Transfers Per Year:    NO FEE
                                    -  Over 12 Transfers in One Year:  $10 each
      Variable Account Annual Expenses
              (deducted daily to equal this annual % of Accumulation Value)
      o   Mortality and Expense Risk Fees                              1.40%
      o   Administrative Expense Charge                                0.20%
                          Total Variable Account Annual Expenses       1.60%
      Other Annual Expenses
      o   Annual Policy Fee                                         $30 Per Year
             (waived if Accumulation Value is greater than $50,000 on the Policy Anniversary)
      Series Fund Annual Expenses
      o The following table shows the expenses for each investment portfolio for 1998. Expenses could be higher (or lower) in the future. These expenses may reflect fee waivers and/or expense reimbursements. Fee waivers and expense reimbursements could stop at any time.


 Series Fund Annual Expenses1                        Management     Other Expenses    Total Portfolio
(as a percentage of average net assets)                Fees            ( after       Annual Expenses
                                                    (after fee         expense      (after fee waiver
Portfolio:                                          waiver)(a)     reimbursement)(a)   and expense
                                                                                    reimbursement)(a)
------------------------------------------------- ---------------- ---------------- ===================
Alger American Growth                                  0.75%            0.04%             0.79%
Alger American Small Capitalization                    0.85%            0.04%             0.89%
Federated Prime Money Fund II             (a)          0.49%            0.31%             0.80%
Federated Fund for U.S. Government
 Securities II                            (a)          0.52%            0.33%             0.85%
Fidelity VIP II Asset Manager: Growth     (a)          0.59%            0.13%             0.72%
Fidelity VIP II Contrafund                (a)          0.59%            0.07%             0.66%
Fidelity VIP Equity Income                (a)          0.49%            0.08%             0.57%
Fidelity VIP II Index 500                 (a)          0.24%            0.04%             0.28%
MFS Capital Opportunities Series          (a)          0.75%            0.25%             1.00%
MFS Emerging Growth Series                             0.75%            0.10%             0.85%
MFS Global Governments Series             (a)          0.75%            0.25%             1.00%
MFS High Income Series                    (a)          0.75%            0.25%             1.00%
MFS Research Series                                    0.75%            0.11%             0.86%
MSDW Emerging Markets Equity              (a)          0.00%            1.95%             1.95%
MSDW Fixed Income                         (a)          0.06%            0.64%             0.70%
Pioneer Capital Growth                                 0.65%            0.09%             0.74%
Pioneer Real Estate Growth                (a)          1.00%            0.19%             1.19%
Scudder VLIF Global Discovery        (a), (b)          0.91%            1.06%             1.97%
Scudder VLIF Growth & Income              (c)          0.47%            0.32%             0.79%
Scudder VLIF International                             0.87%            0.18%             1.05%
T. Rowe Price Equity Income               (d)          0.00%            0.85%             0.85%
T. Rowe Price International  Stock        (d)          0.00%            1.05%             1.05%
T. Rowe Price Limited-Term Bond           (d)          0.00%            0.70%             0.70%
T. Rowe Price New America Growth          (d)          0.00%            0.85%             0.85%
T. Rowe Price Personal Strategy Balanced  (d)          0.00%            0.90%             0.90%
=======================================================================================================

(a) Without fee waiver or expense reimbursement limits the following funds would have had the charges set forth below:
                                                                                     Total Portfolio
          Portfolio                               Management Fees   Other Expenses   Annual Expenses
          --------------------------------------
                                                 ------------------ --------------- ===================
          Federated Prime Money Fund II                0.50%            0.31%             0.81%
          Federated Fund for U.S. Government
              Securities II                            0.60%            0.33%             0.93%
          Fidelity VIP II Asset Manager: Growth        0.59%            0.14%             0.73%
          Fidelity VIP II Contrafund                   0.59%            0.11%             0.70%
          Fidelity VIP Equity Income                   0.49%            0.09%             0.58%
          Fidelity VIP II Index 500                    0.24%            0.11%             0.35%
          MFS Capital Opportunities Series             0.75%            0.36%             1.11%
          MFS Global Governments Series                0.75%            0.36%             1.11%
          MFS High Income Series                       0.75%            0.21%             0.96%
          MSDW Emerging Markets Equity                 1.25%            2.20%             3.45%
          MSDW Fixed Income                            0.40%            0.64%             1.04%
          Pioneer Real Estate Growth                   1.00%            0.20%             1.20%
          Scudder VLIF Global Discovery                0.97%            1.06%             2.03%
          -------------------------------------- ------------------ --------------- ===================

(b)  Other  Expenses   include  a  0.25%  12b-1  fee  assessed  for  payment  of
     distribution administration expenses.
(c)  Other  Expenses   include  a  0.23%  12b-1  fee  assessed  for  payment  of
     distribution administration expenses.
(d)  T. Rowe Price Funds do not itemize management fees and other expenses.

=======================================================================================================

--------

1 The fee and expense data regarding each Series Fund, which are fees and expenses for 1998, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

o   EXAMPLES OF EXPENSES

   The following tables contain examples of the overall expenses you would pay, in different situations, over different time periods. These examples are based on certain assumptions, so your actual expenses will, in all likelihood, be different. In addition, the examples do not reflect any premium tax charges, which apply in some states. These examples can help you compare the expenses of the Ultra-Access Policy with expenses of other variable annuity policies.

       ------------------------------------------ -----
       Examples2                                  Policy is surrendered,
       An Owner would pay the following           annuitized, or continued
       expenses on a $1,000 investment,           in force at end of the
       assuming a 5% annual return on assets if:  time period.
       ------------------------------------------ ----- ----- ------ ======
       Portfolio                                  1Yr   3Yr   5Yr    10Yr
        ------------------------------------------ ----- ----- ------ ======
       Alger American Growth                       $25   $78   $137   $311
       Alger American Small Capitalization          26    81    143    323
       ========================================== ----- ----- ------ ======
       Federated Prime Money Fund II                25    79    138    312
       Federated Fund for U.S. Government           26    80    140    318
       Securities II
       ========================================== ----- ----- ------ ======
       Fidelity VIP II Asset Manager Growth         24    76    133    302
       Fidelity VIP II Contrafund                   24    74    130    294
       Fidelity VIP Equity Income                   23    71    125    283
       Fidelity VIP II Index 500                    20    62    109    246
       ------------------------------------------ ----- ----- ------ ======
       MFS Capital Opportunities Series             27    85    149    337
       MFS Emerging Growth Series                   26    80    140    318
       MFS Global Governments Series                27    85    149    337
       MFS High Income Series                       26    81    141    319
       MFS Research Series                          27    85    149    337
       ========================================== ----- ----- ------ ======
       MSDW Emerging Markets Equity                 37   115    201    457
       MSDW Fixed Income                            24    76    132    299
       ------------------------------------------ ----- ----- ------ ======
       Pioneer Capital Growth                       24    77    134    304
       Pioneer Real Estate Growth                   29    91    159    361
       ------------------------------------------ ----- ----- ------ ======
       Scudder VLIF Global Discovery                37   116    202    459
       Scudder VLIF Growth & Income                 25    78    137    311
       Scudder VLIF International                   28    87    151    343
       ========================================== ===== ===== ====== ======
       T. Rowe Price Equity Income                  26    80    140    318
       T. Rowe Price International                  28    87    151    343
       T. Rowe Price Limited-Term Bond              24    76    132    299
       T. Rowe Price New America Growth             26    80    140    318
       T. Rowe Price Personal Strategy Balanced     26    82    143    324
       ========================================== ===== ===== ====== ======

These examples should not be considered representations of past or future expenses. Actual expenses paid may be greater than or less than those shown, subject to the guarantees in the Policy. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate.


                 For more detailed information about the Policy,
             Please read the rest of this Prospectus and the Policy.

----------------------------------------------------------
FINANCIAL STATEMENTS

   The Financial Statements for United of Omaha and the Variable Account and the related independent auditor's reports are contained in the Statement of Additional Information. (See the cover page on how to get a copy.) At December 31, 1998, net assets of the Subaccounts were represented by the following Accumulation Unit Values and Accumulation Units. This information should be read in conjunction with the Variable Account's financial statements and related notes included in the Statement of Additional Information.

                                Accumulation Unit     Accumulation Unit         Number of
Subaccount                           Value on          Value at End of      Accumulation Units
   (Date of Inception)          Commencement Date            Year            at End of Year**
                                            ($)*        (December 31)         (December 31)
                                                             ($)*
 ------------------------------------------ -------- --------------------- ---------------------
Alger American Growth (8/14/98)             10.000
        1998.....................................            12.140                  226
Alger American Small Capitalization         10.000
(8/14/98)
        1998.....................................            11.351                   32
Federated Prime Money Fund II  (8/14/98)     1.000
        1998.....................................             1.011                  392
Federated Fund for U.S. Government          10.000
Securities II (8/14/98)
        1998.....................................            10.251                    0
Fidelity VIP II Asset Manager: Growth       10.000
(8/14/98)
        1998.....................................            11.114                    0
Fidelity VIP II Contrafund (8/14/98)        10.000
        1998.....................................            11.595                    0
Fidelity VIP Equity Income (8/14/98)        10.000
        1998.....................................            10.980                  343
Fidelity VIP II Index 500 (8/14/98)         10.000
        1998.....................................            11.569                  111
MFS Emerging Growth Series (8/14/98)        10.000
        1998.....................................            11.915                    0
MFS High Income Fund Series (8/14/98)       10.000
        1998.....................................             9.534                  170
MFS Research Series (8/14/98)               10.000
        1998.....................................            11.270                    0
MFS Capital Opportunities Series (8/14/98)  10.000
        1998.....................................            11.600                  184
MFS Global Governments Series (8/14/98)     10.000
        1998.....................................            10.570                   38
MSDW Emerging Markets Equity (8/14/98)      10.000
        1998                                                  9.893                    0
MSDW Fixed Income (8/14/98)                 10.000
        1998                                                 10.272                    0
Pioneer Capital Growth (8/14/98)            10.000
        1998.....................................             9.744                    0
Pioneer Real Estate Growth (8/14/98)        10.000
        1998.....................................             9.282                   34
Scudder VLIF Global Discovery (8/14/98)     10.000
        1998.....................................            10.744                    0
Scudder VLIF Growth & Income (8/14/98)      10.000
        1998.....................................            10.647                    0
Scudder VLIF International (8/14/98)        10.000
        1998.....................................            10.381                  363

                                       9

T.Rowe Price Equity Income (8/14/98)        10.000
        1998.....................................            10.892                    0
T.Rowe Price International (8/14/98)        10.000
        1998.....................................            10.747                    0
T.Rowe Price Limited-Term Bond (8/14/98)    10.000
        1998.....................................            10.248                  155
T.Rowe Price New America Growth (8/14/98)   10.000
        1998.....................................            11.353                    0
T.Rowe Price Personal Strategy Balanced     10.000
(8/14/98)
        1998.....................................            16.755                    0

*    Accumulation Unit Values are rounded to the nearest hundredth of a cent.
**   Number of Accumulation Units is rounded to the nearest unit.


-----------------------------------------------------------
ABOUT US

    We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provide life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, made popular through its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia. As of December 31, 1998, United of Omaha had assets of over $10 billion.
    We may from time to time publish (in advertisements, sales literature and reports to policy owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best, Moody's Investors Service, Standard & Poor's Corporation, and Duff & Phelps, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Policy.

-----------------------------------------------------------
INVESTMENT OPTIONS

                    The investment results of each investment portfolio, whose investment objectives are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which portfolios or combination of investment portfolios and fixed rate options best suits your long-term investment objectives.

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options --- each chosen for its potential to meet specific investment objectives. You may allocate all or a part of your purchase payments to one or a combination of the variable investment options or the fixed rate options (allocations to the Systematic Transfer Accounts are limited to initial purchase payment and rollovers only). Allocations must be in whole percentages and total 100%.

     You can choose among 25 variable investment options and three fixed rate options.


o    VARIABLE INVESTMENT OPTIONS

                    The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.
                    For detailed information about any portfolio, including its performance history, refer to the prospectus for that portfolio.

        With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those portfolios will perform worse than you expect.

        The Variable Account, United of Omaha Separate Account C, provides you with 25 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Policy funds to a Series Fund portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Accumulation Value of your policy depends directly on the investment performance of the portfolios that you select.

    The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on December 1, 1993. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of other separate investment accounts or other business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the portfolios. We do not make any representations about their future performance. The portfolios may fail to meet their objectives, and they could go down in value. Each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this prospectus.


---------------- ---------------------------------------------------- ------------------------------------
                             Variable Investment Options
     Asset            under United of Omaha Separate Account C                     Objective
  Category *                  (Series Fund - Portfolio)
---------------- -----------------------------------------------------------------------------------------
                                                       Investments
---------------- ---------------------------------------------------- ------------------------------------
                 MFS Variable Insurance Trust -
                 MFS Emerging Growth Series Portfolio (5)             Long-term capital appreciation.

Aggressive
Growth
---------------- ---------------------------------------------------- ------------------------------------
                            Common  stocks of small and  medium-sized  companies
with growth potential.
                            May make limited investments in lower rated bonds or
                            comparable unrated securities.
---------------- -----------------------------------------------------------------------------------------
                 Alger American Fund -
                 Alger American Small Capitalization Portfolio (1)    Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Common   stocks  of  companies   with  total  market
                            capitalization   of  less  than  $1  billion.   Such
                            securities  may have  limited  marketability  and be
                            subject to more abrupt or erratic  market  movements
                            than the general equity market.
---------------- -----------------------------------------------------------------------------------------
                 Pioneer Variable Contracts Trust -                   Long-term capital appreciation
Real Estate      Pioneer Real Estate Growth Portfolio (8)             with current income.
---------------- ---------------------------------------------------- ------------------------------------
                            Real estate investment trusts (REITs) and other real
                            estate industry companies.
---------------- -----------------------------------------------------------------------------------------
                 T. Rowe Price International Series, Inc. -
                 T. Rowe Price International Stock Portfolio (10)     Long-term capital appreciation.

International
---------------- ---------------------------------------------------- ------------------------------------
                            Common stock of foreign companies.
---------------- -----------------------------------------------------------------------------------------
                 Scudder Variable Life Investment Fund -
                 Scudder VLIF International Portfolio (9)             Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Common stock of foreign companies, diversified among
                            several countries and industries.
---------------- -----------------------------------------------------------------------------------------
                 Scudder  Variable  Life  Investment  Fund -  Long-term  capital appreciation  Scudder VLIF Global Discovery  Portfolio (9) with current income.
---------------- -----------------------------------------------------------------------------------------
                            Common   stocks  of  small   foreign  and   domestic
                            companies,  including  to a limited  extent in lower
                            rated bonds or comparable unrated securities.
---------------- -----------------------------------------------------------------------------------------
                 Morgan Stanley Dean Witter Universal Funds, Inc. -
                 MSDW Emerging Markets Equity Portfolio (6)           Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Securities of "emerging" foreign countries (countries whose economies are developing strongly and where equity markets are becoming sophisticated).
                            Such investments may not be feasible or may involve unacceptable political risks in some  countries,  and may  involve  greater
                            risk than securities in more developed countries and
                            markets.
---------------- -----------------------------------------------------------------------------------------
                 MFS Variable Insurance Trust -                       High current income
Bond -           MFS High Income Series Portfolio (5)                 and capital appreciation.
High Yield
---------------- ---------------------------------------------------- ------------------------------------
                            Diversified  bond  portfolio,   some  of  which  may
                            involve equity features, including lower-rated bonds
                            or comparable unrated securities.
---------------- -----------------------------------------------------------------------------------------
                 T. Rowe Price Equity Series, Inc. -
                 T. Rowe Price New American Growth Portfolio (11)     Long-term capital appreciation.

    Growth

---------------- -----------------------------------------------------------------------------------------
                            Common stocks of companies in the service  sector of
                            the economy.
---------------- -----------------------------------------------------------------------------------------
                 MFS Variable Insurance Trust -
---------------- ---------------------------------------------------- ------------------------------------

                                                                      Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Common stocks or securities convertible into common stocks of companies expected to possess better than average prospects for long-term growth.  May invest to a limited extent in lower-rated securities or comparable unrated securities.
---------------- -----------------------------------------------------------------------------------------
                 Fidelity Variable Insurance Products Fund II -
                 Fidelity VIP II Contrafund Portfolio (3)             Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Securities of companies,  foreign and domestic, that
                            are currently undervalued,  unpopular or overlooked,
                            but analysts believe show potential for growth.  May
                            use techniques to hedge risk.
---------------- -----------------------------------------------------------------------------------------
                 Alger American Fund -
                 Alger American Growth Portfolio (1)                  Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Common   stocks  of  companies   with  total  market
                            capitalization of $1 billion or more.
---------------- -----------------------------------------------------------------------------------------
                 Pioneer Variable Contracts Trust -
                 Pioneer Capital Growth Portfolio (8)                 Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------


                                       12

                            Securities of companies, foreign and domestic, that are currently undervalued, unpopular or overlooked, but analysts believe show potential for growth.
---------------- ---------------------------------------------------- ------------------------------------
                 MFS Variable Insurance Trust -
                 MFS Capital Opportunities Series Portfolio (5)       Long-term capital appreciation.
---------------- ---------------------------------------------------- ------------------------------------
                            Common stocks of foreign and domestic companies. May
                            make  limited  investments  in lower  rated bonds or
                            comparable unrated securities.
---------------- -----------------------------------------------------------------------------------------
                 Fidelity  Variable  Insurance  Products  Fund  II  -  Long-term capital  appreciation  Fidelity VIP II Index 500  Portfolio (3)
                 with current income.
Growth &
Income
---------------- ---------------------------------------------------- ------------------------------------
                            Common   stocks  of  companies   that  comprise  the
Standard & Poor's 500 index.
---------------- -----------------------------------------------------------------------------------------
                 Scudder  Variable  Life  Investment  Fund -  Long-term  capital appreciation  Scudder VLIF Growth & Income  Portfolio  (9) with current income.
---------------- -----------------------------------------------------------------------------------------
                            Common  and   preferred   stocks,   and   securities
                            convertible into common stocks, of large established
                            companies.
---------------- -----------------------------------------------------------------------------------------
                 T. Rowe Price Equity Series, Inc. -
                 T. Rowe Price Equity Income Portfolio (11)           Dividend income and capital
Equity                                                                appreciation.
Income
---------------- -----------------------------------------------------------------------------------------
                            Common  stocks  of  established  companies  that pay
                            dividends.
---------------- ---------------------------------------------------- ------------------------------------
                 Fidelity Variable Insurance Products Fund - Dividend income and capital  Fidelity VIP Equity Income  Portfolio (3) appreciation surpassing the S&P 500 average.
---------------- ---------------------------------------------------- ------------------------------------
                            Securities  of  established  companies  that produce
                            income and capital appreciation.
---------------- -----------------------------------------------------------------------------------------
                 T. Rowe Price Equity Series, Inc. -     (11)
                 T. Rowe Price Personal Strategy Balanced Portfolio   Dividend income and capital
                                                                      appreciation.
Balanced
---------------- -----------------------------------------------------------------------------------------
                            Diversified portfolio of stocks, bond and money market securities.  Bond holdings are primarily investment grade, but can include more volatile unrated bonds.
---------------- -----------------------------------------------------------------------------------------
                 Fidelity Variable Insurance Products Fund II -
                 Fidelity VIP II Asset Manager Growth Portfolio       Long term capital appreciation.
                 (3,4)
---------------- ---------------------------------------------------- ------------------------------------
                            Diversified   portfolio   of  domestic  and  foreign
                            stocks,   bonds,   money  market   securities,   and
                            derivative transactions.
---------------- -----------------------------------------------------------------------------------------
                 MFS Variable Insurance Trust -                       Capital appreciation and growth
Bond -           MFS Global Governments Series Portfolio (5)          with moderate current income.
International
---------------- ---------------------------------------------------- ------------------------------------
                            Foreign and U.S. government bonds.
---------------- -----------------------------------------------------------------------------------------
                 Insurance Management Series -
                 Federated Fund for U.S. Government Securities II     Current income.
                 Portfolio (2)

Bond -
Domestic

---------------- -----------------------------------------------------------------------------------------
                            U.S. Government bonds.
---------------- -----------------------------------------------------------------------------------------
                 T. Rowe Price Fixed Income Series, Inc. -            High level of current income
                 T. Rowe Price Limited Term Bond Portfolio (11)       consistent with modest price
                                                                      fluctuations.
---------------- ---------------------------------------------------- ------------------------------------
                            Short- and  intermediate-term  investment grade debt
                            securities.
---------------- -----------------------------------------------------------------------------------------
                                                                      Above average return from a
                 Morgan Stanley Dean Witter Universal Funds, Inc. -   diversified portfolio of fixed
                 MSDW Fixed Income Portfolio (7)                      income securities and derivatives.
---------------- ---------------------------------------------------- ------------------------------------
                            Medium to high quality fixed income  investments  of
                            intermediate maturity.
---------------- -----------------------------------------------------------------------------------------
                 Insurance Management Series -                        Current income consistent with the
Money Market     Federated Prime Money Fund II Portfolio (2)          stability of principal.
---------------- ---------------------------------------------------- ------------------------------------
                            Money  market  instruments  maturing in 13 months or
                            less.  This  portfolio  is not  insured  by the U.S.
                            government,  and  there is no  guarantee  it will be
                            able to maintain a stable net asset value per share.
---------------- -----------------------------------------------------------------------------------------


(*) Asset Category designations are our own to help you gain insight into each portfolio's intended objectives, but do not assure any portfolio will perform consistent with the categorization. Information contained in the Series Funds' prospectuses should be read carefully before investing in any Subaccount of the Variable Account.

                    We do not assure that any portfolio will achieve its stated objective. Detailed information, including a description of each portfolio's investment objective and policies, a description of risks involved in investing in each of the portfolios, and each portfolio's fees and expenses, is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.

Investment advisers of the Series Funds:
    (1) Fred Alger Management, Inc.
    (2) Federated Advisors.
    (3) Fidelity Management & Research Company.
    (4) Fidelity Investment Management and Research (U.K.) Inc., and Fidelity Management and Research Far East Inc., regarding research and investment recommendations with respect to companies based outside the United States.
    (5) Massachusetts Financial Services Company.
    (6) Morgan Stanley Dean Witter Asset Management, Inc.
    (7) Miller Anderson & Sherrerd, LLP.
    (8) Pioneer Investment Management.
    (9) Scudder Kemper Investments, Inc.
   (10) Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price Associates, Inc. and Robert
        Fleming Holdings Limited.
   (11) T. Rowe Price Associates, Inc.

    The investment advisers of the Series Funds and the investment portfolios are described in the prospectuses for the Series Funds.

    The performance history of each Variable Account Subaccount, which gives you an indication of how each portfolio has performed and the effect of Policy expenses on that performance, is discussed in the Statement of Additional Information. You may obtain a copy from us. The performance history of each portfolio is more fully described in the Series Fund prospectus for each portfolio. Past performance may not be an indication of future performance.

    Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the Series Fund which accompany this prospectus.

    We may receive revenues from the investment portfolios or their investment advisers. These revenues may depend on the amount our Variable Account invests in the Series Fund and/or any portfolio thereof.

o   Adding, Deleting, or Substituting Variable Investments

    We do not control the Series Funds, so cannot guarantee that any of the portfolios will always be available. We retain the right to change the Variable Account and its investments. This means we may eliminate the shares of any portfolio held in our Variable Account and to substitute shares of another open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.
    New portfolios may be added, or existing portfolios eliminated, when, in our sole discretion, conditions warrant such a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Federated Prime Money Fund II Portfolio.
    If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

FIXED RATE OPTIONS

    With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate of at least 3% per year (compounded annually). However, you bear the risk that we will not credit more than 3% interest per year. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For details regarding the fixed investment options, see the Policy.
     There are three fixed rate options: two Systematic Transfer Accounts and a Fixed Account.
o   Systematic Transfer Accounts

                    All amounts allocated to the fixed rate options become part of the general account assets of United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff have not reviewed the general account disclosures in this Prospectus.

    The Systematic Transfer Accounts are the fixed rate options used if you elect (when you buy the Policy) to participate in the Systematic Transfer Enrollment Program ("STEP program"). You may only elect one: the four-month or 12-month Account. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. The allocation and the predetermined dollar amount may not be changed. You must have a minimum of $5,000 in the Systematic Transfer Account in order to participate in the STEP program. No additional funds may be allocated to a Systematic Transfer Account after you purchase the Policy (except for funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or IRA rollover or transfer).
    Funds allocated to the Systematic Transfer Account must be completely transferred to the Variable Account in either four or 12 months (whichever you choose). There are currently two Systematic Transfer Accounts, one for four-month transfers and one for 12-month transfers. We may credit different rates of interest to these two accounts. Transfers from the Systematic Transfer Accounts do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into any Systematic Transfer Account.

o   Fixed Account
    One transfer out of the Fixed Account is allowed each Policy Year. (This limit does not apply under the Dollar Cost Averaging or Asset Allocation programs.) The maximum amount that can be transferred out of the Fixed Account during any Policy Year is 10% of Fixed Account value on the date of the transfer. No charge is imposed on such transfers. We reserve the right to modify transfer privileges at any time. Partial withdrawals from the Fixed Account are limited to a pro rata amount (with withdrawals from the Variable Account). Withdrawals and transfers from the Fixed Account may be delayed for up to six months. For purposes of crediting interest, the most recent payment or transfer into the Fixed Account, plus interest allocable to that payment or transfer, is considered to be withdrawn or transferred out first; the next most recent payment plus interest is considered to be transferred out next, and so on (a "last-in, first-out" procedure).

o   Fixed Account and Systematic Transfer Accounts

               We have sole discretion to set current interest rates of fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than an effective rate of 3% per year (compounded annually).

    The Fixed Account and the Systematic Transfer Account are part of our general account assets. The General Account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate purchase payments to the Fixed Account or transfer amounts from the Variable Account to the Fixed Account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.
    We guarantee that money invested in any fixed rate option will earn an effective rate of at least 3% per year (compounded annually). Once declared, we guarantee that any rate will last for at least one year. Different rates of interest may be credited to each Systematic Transfer Account and the Fixed Account.

    We guarantee that, at any time prior to the Annuity Starting Date, the amount in your Fixed Account or Systematic Transfer Account will not be less than the amount of purchase payment allocated or Accumulation Value transferred to the Fixed Account or Systematic Transfer Account, plus interest at an effective rate of 3% per year, plus excess interest (if any) credited to amounts in the Fixed Account or Systematic Transfer Account, less premium or other taxes allocable to the Fixed Account or Systematic Transfer Account, and less any amounts deducted from the Fixed Account or Systematic Transfer Account in connection with partial withdrawals or transfers to the Variable Account.

o   TRANSFERS

    The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Policy owners by having a detrimental effect on portfolio management. Prior to the Annuity Starting Date, you may transfer Policy value from one Subaccount to another, from the Variable Account to the Fixed Account, or from the Fixed Account to any Subaccount, as often as you like, subject to these rules:

    Transfer Rules:
o We must receive notice of the transfer --- either Written Notice or an authorized Telephone Transaction.
o The transferred amount must be at least $500, or the entire Subaccount value if it is less. (If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.)
o The first 12 transfers each Policy Year from Variable Account Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred.
o    A transfer from the Fixed Account:
     -    currently may be made only once each Policy Year;
     -    is free;
     -    does not count toward the 12 free transfer limit; and
     - is limited during any Policy Year to 10% of the Fixed Account value on the date of the transfer.
o We reserve the right to limit transfers, or to modify transfer privileges, for any permissible reason.
o If the Accumulation Value in any Subaccount falls below $500, we may transfer the remaining balance, without charge, to the Federated Prime Money Fund II Portfolio.
o Transfers made pursuant to participation in the Dollar Cost Averaging, Asset Allocation or Rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a Transfer fee. See the sections of this prospectus describing those programs for the rules of each program.
o If you transfer amounts from the Fixed Account to the Variable Account, we can restrict or limit any transfer of those amounts back to the Fixed Account.

    Third-Party Transfers. Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. We can suspend or cancel our acceptance any time upon notice to you. An example of a reason might be if the third party is practicing "market timing." We can also limit the availability of Subaccounts and the Fixed Account for transfers by the third party, upon notice to you. We would not impose such restrictions where we have Written Notice that the third party has been duly appointed by a court or by you to act on your behalf for all your financial affairs.


o   DOLLAR COST AVERAGING

                    The Dollar Cost Averaging and the STEP program are intended to result in the purchase of more Accumulation Units when the Accumulation Unit value is low, and fewer units when the Accumulation Unit value is high. However, there is no guarantee that either program will result in higher Policy value or otherwise be successful.

    Our Dollar Cost Averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the Fixed Account to any Subaccount(s). You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the Dollar Cost Averaging program are:

    Dollar Cost Averaging Rules:
o    The Dollar Cost Averaging program is free.
o We must receive notice of your election and any changed instruction --- either Written Notice or an authorized Telephone Transaction.
o    Automatic  transfers  can  occur  monthly,  quarterly,   semi-annually,  or
     annually.
o There must be at least $5,000 of Accumulation Value in the applicable Subaccount or Fixed Account.
o Amount of each transfer must be at least $100, and must be $50 per Subaccount.
o If transfers are made from the Fixed Account, the maximum annual transfer amount is 10% of that account's value at the time of the first Dollar Cost Averaging transfer. There is no maximum transfer amount limitation out of the Subaccounts of the Variable Account.
o Dollar Cost Averaging program transfers cannot begin before the end of a Policy's free look ("right to examine") period.

o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy monthly anniversary following the date the Policy's free look period ends.
o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the applicable Subaccount or the Fixed Account is less than $500.

o    SYSTEMATIC TRANSFER ENROLLMENT
    PROGRAM ("STEP program")

     The STEP program allows you to automatically transfer funds on a monthly basis from the Systematic Transfer Account to any other investment option. It allows you to use a dollar cost averaging concept to move your initial purchase payment from a fixed interest rate account into variable investment options within either a four-month or a 12-month period, depending upon which time period you elect. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the Dollar Cost Averaging program. (However, we anticipate crediting a higher interest rate on amounts in a Systematic Transfer Account than on amounts in the regular Fixed Account.)

     STEP Program Rules:
o    The STEP program is free.
o    Can only be selected on the initial application.
o    Must have at least $5,000 in Systematic Transfer Account to begin.
o Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the Systematic Transfer Account in either four or 12 equal monthly payments.
o    You may only participate in one Systematic Transfer Account, but not both.
o    Transfers must be at least $50 per Subaccount.
o No new purchase payments may be allocated to this account after the Policy Issue Date, except for funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange.
     - Upon receipt of funds by Section 1035 exchange, the four or 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.
o    Cannot begin before the end of the Policy's free look period.
     - You may specify transfers be made on the 1st through the 28th day of the month. If that is not a Business Day, transfers will be made on the next Business Day. If you do not select a start date, the STEP program will begin on the next Policy monthly anniversary following the date the Policy's free look period ends.
o    No transfers may be made into the Systematic Transfer Account.
o All funds remaining in the Systematic Transfer Account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
o The STEP program ends the earlier of the date when all amounts in the Systematic Transfer Account have been transferred or the date of the last monthly STEP program transfer.

o    ASSET ALLOCATION PROGRAM

    The Asset Allocation program allows you to allocate purchase payments and policy value among the variable investment options. You can specify your own desired allocation instructions, or you can choose to use one of the five Asset Allocation Models outlined below. The fixed rate options are not included in this program.

                    The Asset Allocation Program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.

    Asset Allocation Program Rules:
o    The Asset Allocation program is free.
o    You must request the Asset Allocation  program in the Policy application or
     by  Written  Notice  or  authorized   Telephone   Transaction.   Changed
     instructions, or a request to end this program, must also be by Written Notice or authorized Telephone Transaction.
o You must have at least $10,000 of Accumulation Value to begin the Asset Allocation program.
o Transfers made pursuant to this program do not count in determining whether a Transfer Fee applies.
o    Asset Allocation and STEP programs cannot run at the same time.


--------------------------------------------------------------------------------------------------------
                                        ASSET ALLOCATION MODELS
                                          CURRENT ALLOCATIONS*
------------------------------------ ------------- ------------- ----------- -------------- ------------
             Portfolio                Principal     Portfolio    Income         Capital       Equity
        (listed aggressive            Conserver     Protector     Builder     Accumulator    Maximizer
                                     (conservative)(moderately   (moderate)   (moderately   (aggressive)
         to conservative)                          conservative)              aggressive)
                                          %             %            %             %             %
------------------------------------ ------------- ------------- ----------- -------------- ------------

Alger American Small Capitalization                     3            5            12            18
Pioneer Real Estate Growth                                           4             5             6
T.Rowe Price International Stock          6             15                        27            31
Scudder International                                                19
MFS High Income Series                    4             5            5
T.Rowe Price New America Growth                                                                  6
MFS Capital Opportunities Series          3             8            12           16            10
Fidelity VIP II Index 500                 5             10           10           13            13
T.Rowe Price Equity Income                              10                        15
Fidelity VIP Equity Income                8                          15                         16
MFS Global Governments Series             4             5            5
T.Rowe Price Limited-Term Bond            43            31           20           12
MSDW Fixed Income                         3
Federated Prime Money Fund II             24            13           5
--------------------------------------------------------------------------------
* We retain the right to change  allocation  model  allocations or to substitute portfolio options therein in future updated  prospectuses.  Amounts you allocate to a model  portfolio  will be invested  pursuant to the then current  portfolio allocations for that model.
--------------------------------------------------------------------------------

    We use Ibbotson Associates to develop the Asset Allocation Model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the investment portfolios) to quantify the benefits of diversification for particular investment profiles.


o   REBALANCING PROGRAM

The Rebalancing program allows you to rebalance your Accumulation Value amount the variable investment options and the Fixed Account pursuant to your initial allocation percentage instructions on a quarterly, semiannual, or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of the STEP program period (so never rebalances any assets to the Systematic Transfer Account). You may change your rebalancing allocation instructions at any time. Any change will not be effective until the next rebalancing occurs.

                    The Rebalancing Program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.

    Rebalancing Program Rules:

o    The Rebalancing program is free.
o You must request the Rebalancing program and give us your rebalancing instructions by Written Notice. Changed instructions, or a request to end this program must also be by Written Notice.
o You must have at least $10,000 of Policy Accumulation Value to begin the Rebalancing program.
o    You may have rebalancing occur quarterly, semiannually or annually.
o Transfers made pursuant to this program do not count in determining whether a Transfer Fee applies.

---------------------------------------------------------
IMPORTANT POLICY PROVISIONS

     The Ultra-Access Policy is a flexible purchase payment variable deferred annuity policy. The Policy allows you to save and invest your assets on a tax-deferred basis. A feature of the Policy distinguishing it from non-annuity investments is its ability to guarantee annuity payments to you for as long as you live. In addition, if you die before those payments begin, the Policy will pay a death benefit to your Beneficiary. Some key rights and benefits under the Policy are summarized in this prospectus; however, you must refer to the Policy itself for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy can be purchased as a tax-qualified or nonqualified annuity. The Policy remains in force until surrendered for its Cash Surrender Value, or all proceeds have been paid under an Annuity Payout Option or as a death benefit.

o    POLICY APPLICATION AND ISSUANCE

                    Replacing an existing annuity policy is not always your best choice. Evaluate any replacement carefully.

    To purchase a Policy, you must submit an application and a minimum initial purchase payment. A Policy usually will be issued only if you are age 0 through 85 (0 through 78 in Pennsylvania). We may reject any application or purchase payment.
    If your  application  is in good order upon  receipt,  we will  credit  your initial net purchase payment to the Policy's Accumulation Value within two Business Days after the later of the date we receive your application or your payment. If the application is incomplete or otherwise not in good order, we will contact you within five Business Days to explain the delay; at that time we will refund your initial purchase payment unless you consent to our retaining it to apply it to your Policy once all Policy issuance requirements are met. The date we credit your initial net purchase payment to your Policy's Accumulation Value is the Date of Issue.
    You can purchase a tax-qualified policy in connection with a Section 401(a) pension or profit-sharing plan, a Section 403(b) tax-sheltered annuity or an IRA or Roth IRA, subject to certain limitations (see the FEDERAL TAX MATTERS section of this prospectus).
o Application in Good Order. All questions must be answered, but particularly note these requirements:
- The Owner's and the Annuitant's full name, Social Security number, and date of birth must be included.
- Your purchase payment allocations must be completed, be in whole percentages, and total 100%.
-    Initial purchase payment must meet minimum purchase payment requirements.
-    Your signature and your agent's signature must be on the application.
-    Identify the type of plan, whether it is nonqualified or qualified.
-    City, state, and date application was signed must be completed.
-    Your agent must be both properly licensed and appointed with us.

o    Purchase Payment Requirements
    Your purchase payment checks should be made payable to "United of Omaha Life Insurance Company" and sent to us. We may postpone crediting any payment made by check to your Policy's Accumulation Value until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our Electronic Fund Transfer program, you may select a monthly payment schedule for us to automatically deduct purchase payments from your bank account or other sources.

    Initial Purchase Payment:
-    The only purchase payment required.  All others are optional.
- Must be at least $5,000; $2,000 if payment is made via our Electronic Fund Transfer program. We have the right to change these payment requirements. Additional Purchase Payments:
- Must be at least $500; $100 if payments are made via our Electronic Fund Transfer program. We have the right to change these payment requirements.
- Will not be accepted on or after the Policy anniversary following your 88th birthday.

Allocating Your Purchase Payments
    You must allocate your purchase payments to one or more of the variable investment or fixed rate options. Initial allocations in your Policy application will be used for additional purchase payments until you change your allocation. If you do not specify any allocation, we will not accept your purchase payment.
-    Allocations must be in whole percentages, and total 100%.
- The minimum allocation amount is $500 ($100 under the Electronic Fund Transfer program).
- Change your allocation by sending us Written Notice or through an authorized Telephone Transaction. The change will apply to payments received on or after the date we receive your notice or authorization.
- All purchase payments will be allocated pursuant to your instructions on record with us, except your initial purchase payment and any additional purchase payments received during your Policy's free look period may be subject to special requirements.

    Free Look Period Allocations:

    Return of Value States. In states that permit us to refund your Accumulation Value upon your cancellation of the Policy during the free look period, we will allocate your initial purchase payment to your selected Subaccounts on the Date of Issue.

     Return of Purchase Payment States. In states that require us to refund at least your full purchase payment upon your cancellation of the Policy during the free look period, we will hold the portion of your initial purchase payment allocated to the Variable Account in the Federated Prime Money Fund II Subaccount for the applicable free look period specified by the state of issue, plus five days from the date we mail the Policy to you. (Since the free look period is measured from the date you receive the Policy, the extra five days is to allow for estimated time needed to deliver the Policy.) At the end of that period, if you decide to keep your Policy, we will invest your initial purchase payment in the Subaccounts pursuant to your application instructions. (Any additional purchase payments we receive during the free look period plus five days will be allocated in the same manner.)

o    ACCUMULATION VALUE

    On your Policy's Date of Issue, the Accumulation Value equals the initial purchase payment less any charge for applicable premium taxes. On any Business Day thereafter, the Accumulation Value equals the sum of the values in the Variable Account and the fixed rate options. The Accumulation Value is expected to change from day to day, reflecting the expenses and investment experience of the selected investment portfolios (and interest earned in the fixed rate options) as well as the Policy's deductions for charges.
A Business Day is any day the New York Stock Exchange is open.

o    Variable Account Value.
    The value in the Variable Account equals the sum of the Accumulation Values for each Subaccount. The Accumulation Value for each Subaccount equals:
     (a) the current number of Accumulation Units in the Subaccount for the Policy; multiplied by
     (b)  the current Accumulation Unit value.

     A net purchase payment or transfer allocated to a Subaccount is converted into Accumulation Units by dividing it by the Accumulation Unit value for the day during which the net purchase payment or transfer is allocated to the Variable Account. The initial Accumulation Unit value for each Subaccount was set at $10 when the Subaccount was established (except it was $1 for the Federated Prime Money Fund II Subaccount). The Accumulation Unit value may increase or decrease from one day to the next.

     The Accumulation Unit value for a Subaccount on any Business Day is calculated as follows:

     (a) The net asset value per share of the investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; minus
     (b) the cumulative unpaid charge for the Mortality and Expense Risk Charge and Administrative Expense Charge; minus
     (c) any applicable charge for federal and state income taxes, if any; the result divided by
     (d) the total number of Accumulation Units held in the Subaccount on that date, before the purchase or redemption of any Accumulation Units on that day.

Positive investment experience of the applicable portfolio will increase the Accumulation Unit values and negative investment experience will decrease the Unit values. Expenses and deductions will have a negative effect on Unit values.

o Fixed Account Value.
    The Accumulation Value of the Fixed Account on any Business Day equals:
     (a)  the Accumulation Value at the end of the preceding Policy Month; plus
     (b) any net purchase payments credited since the end of the previous Policy Month; plus
     (c) any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Policy Month; minus
     (d) any transfers from the Fixed Account to the Subaccounts since the end of the previous Policy Month; minus
     (e) any partial withdrawal taken from the Fixed Account since the end of the previous Policy Month; plus
     (f)  interest credited on the Fixed Account balance.

o   Systematic Transfer Account Value.
     The Accumulation Value of the Systematic Transfer Account on any Business Day equals:
     (a)  the value at the Issue Date; minus
     (b) any transfers from the Systematic Transfer Account to the Subaccounts since the end of the previous Policy Month; plus
     (c)  interest credited on the Systematic Account balance.

o   TELEPHONE TRANSACTIONS

    Telephone Transactions Permitted      Telephone Transaction Rules:
o   Transfers.                            o   Only you may elect.  Do so on the Policy application or by
o   Partial Withdrawals of $10,000 or         prior Written Notice authorization to us.
        less by you (may be restricted    o   Must be received by close of the New York Stock Exchange
        in community property states).        ("NYSE")(usually 3 p.m. Central Time); if later, the
o   Change of purchase payment                transaction will be processed the next day the NYSE is
        allocations.                          open.
                                          o   Will be recorded for your protection.
                                          o   For  security,  you  must  provide
                                              your Social Security number and/or
                                              other identification information.
                                          o   May be discontinued at any time as
                                              to some or all Policy Owners.

    We  are  not  liable  for   following   authorized   Telephone   Transaction
instructions we reasonably believe to be genuine.

o   DEATH OF ANNUITANT

    Upon the Annuitant's death, you may name a new Annuitant. If any Owner is the Annuitant, then upon that Owner's death, the Policy's applicable death benefit becomes payable to the named Beneficiary(ies). However, if the Beneficiary is the deceased Owner's spouse, then upon that Owner's death the spouse may be permitted under federal tax law to become the new owner of the Policy and to name an Annuitant and different Beneficiaries.

o   MINOR OWNER OR BENEFICIARY

    A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. Contrary to common belief, in most states parental status does not automatically give parents the power to provide an adequate release to us to make Beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the Trustee of a Trust established for the minor's benefit, or through the minor's named and court appointed guardian, who own the Policy in their capacity as Trustee or Guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary payments to the minor's Trustee or Guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process that can be accomplished without of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we retain the minor's interest on deposit until the minor attains the age of majority.

o   POLICY TERMINATION

    We may cancel your Policy upon 60 days' notice to you if the Accumulation Value falls below $500. This cancellation would be a full surrender of the Policy.

-----------------------------------------------------------
EXPENSES

    The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. Each Series Fund also deducts expenses from each portfolio; those expenses are described in each Series Fund prospectus.

o   MORTALITY and EXPENSE RISK CHARGE

                    1.40% annual Rate, deducted daily from net assets in the Variable Account.

    We impose a daily charge to compensate us for the mortality and expense risks we have under the Policy. This charge is equal to an annual rate of 1.40% (.000038626% daily) of the value of the net assets in the Variable Account, and will not increase. This charge is reflected in the accumulation unit values for each Subaccount.
    Our mortality risk arises from our obligation to make annuity payments and to pay death benefits prior to the Annuity Starting Date. The mortality risk we assume is that Annuitants will live longer than we project, so our cost in making annuity payments will be higher than projected. However, an Annuitant's own longevity, or improvement in general life expectancy, will not affect the periodic annuity payments we pay under your Policy.
    Our expense risk is that our costs to administer your Policy will exceed the amount we collect through Administrative Charges.
    If the Mortality and Expense Risk Charge does not cover our costs, we bear the loss, not you. If the charge exceeds our costs, the excess is profit to us. We expect a profit from this charge.

o   ADMINISTRATIVE CHARGES

Policy Fee          $30 annually
------------------- ------------------------------------
                    0.20% annual Rate (0.000005485%
Administrative      daily), deducted daily from net
Expense Charge      assets of each Subaccount

    These charges help cover our cost to administer your Policy and will not increase.

    We deduct the Policy Fee from your Policy's Accumulation Value on the last business day of each Policy Year prior to the Annuity Starting Date (and upon a complete surrender). This fee is levied by canceling Accumulation Units. The Policy Fee is deducted from each Subaccount in the same proportion that the value in each Subaccount bears to the total value in the Variable Account. This fee is waived if your Policy's Accumulation Value exceeds $50,000 on the last Business Day of the applicable Policy Year. This fee is also waived for employees of ours or our affiliated Mutual of Omaha Companies.

o   TRANSFER FEE

                    $10 per Subaccount transfer after 12 free transfers each Policy Year.

    The first 12 transfers from Variable Account Subaccounts, and all transfers from the Fixed Account or the Systematic Transfer Accounts are free. The Transfer Fee is deducted from the amount transferred. Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. Dollar Cost Averaging, Asset Allocation, and Rebalancing program transfers do not count toward the 12 free transfers.

o   PREMIUM TAX CHARGE

                    Varies, up to 3.5%.

    Some states and municipalities levy a tax on annuity contracts issued by insurance companies, ranging up to 3.5% of your purchase payments. These tax rates, and the timing of the tax, vary and may change. Depending upon when the tax is paid by us in the state governing your Policy, if any, we deduct a charge for the tax (except in Oregon) either (a) from purchase payments as they are received, (b) upon surrender of the Policy, (c) upon your death, or (d) upon applying the Policy proceeds to an Annuity Payout Option.

o   OTHER TAXES

                    Currently, NONE.

    No charges are currently made for taxes other than premium taxes. We reserve the right to levy charges in the future for taxes or other economic burdens resulting from taxes that we determine are properly attributable to the Variable Account.

OTHER EXPENSES;
    INVESTMENT ADVISORY FEES

                    See INTRODUCTION AND SUMMARY section and each Series Fund's prospectus.

    Each Series Fund portfolio is responsible for its own expenses. The net assets of each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompany this prospectus. They are also summarized in Series Fund Annual Expenses Table in the INTRODUCTION AND SUMMARY section at the beginning of this prospectus.


 -----------------------------------------------------------
POLICY DISTRIBUTIONS

    There are several ways to take all or part of your investment out of your Policy, both before and after the Annuity Starting Date. Tax penalties may apply to amounts taken out of your Policy before the Annuity Starting Date. Your Policy also provides several kinds of death benefits to be paid upon your death prior to the Annuity Starting Date. All or part of a death benefit may be taxable.

o   WITHDRAWALS

Withdrawals may be subject to:
-       Income Tax
-       Penalty Tax
Premium Tax Charge

    You may withdraw all or part of your Policy's Cash Surrender Value prior to the Annuity Starting Date. The Cash Surrender Value is the Accumulation Value less any Policy Fee, and premium tax charge (if applicable). Following a full surrender of the Policy, or at any time the Accumulation Value is zero, all your rights in the Policy end. Total surrender requires you to return your Policy to us.

    Systematic Withdrawal Plan

    The Systematic Withdrawal Plan allows you to automatically withdraw payments of a predetermined dollar amount or fixed percentage of Accumulation Value from a specified investment option monthly, quarterly, semiannually or annually. Although this Plan mimics annuity payments, each distribution is a withdrawal that may be taxable; you may wish to consult a tax adviser before requesting this Plan.

    Withdrawal Rules
o Withdrawals must be by Written Notice or authorized Telephone Transaction. The request for "Systematic Withdrawal Plan" form must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is received by us.
o Minimum withdrawal is $500 from any investment option ($100 for the Systematic Withdrawal Plan).
o Any partial withdrawal must leave an Accumulation Value of at least $500. If less than $500 remains in an investment option, we will treat your withdrawal request as a full withdrawal of that investment option.
o    No more than a pro rata amount (or 10% of the Fixed  Account,  whichever is less) may be withdrawn from the Fixed Account or Systematic Transfer Account for any partial withdrawal. (Withdrawals from the Systematic Transfer Account will not affect the minimum monthly transfer amount from that Account, so they will cause the total amount to be transferred to be complete in less time than originally anticipated.) Only one withdrawal per year is allowed out of the Fixed Account.
o Withdrawals result in cancellation of Accumulation Units from each applicable Subaccount and deduction of Accumulation Value from the fixed rate options in the ratio that the value of each such investment option bears to the Policy's total Accumulation Value (i.e., pro rata from each applicable investment option). If you do not specify which investment option(s) to take the withdrawal from, it will be taken from each investment option in the proportion that the Accumulation Value in each investment option bears to the Policy's total Accumulation Value.
o Because a Premium Tax Charge may apply to withdrawals, and because you bear the investment risk for all amounts you allocate the Variable Account, the total amount paid to you upon total surrender of the Policy (taking any prior partial withdrawals into account) may be less than the total purchase payments made.
o Unless you give us Written Notice to not withhold taxes from a withdrawal, we must withhold 10% of the amount withdrawn to be paid as a federal tax.

ANNUITY PAYMENTS

Annuity payments:
-       may be fixed or variable;
-       may be taxable, and if premature, subject to a tax penalty.

    A primary function of an annuity contract, like this Policy, is to provide annuity payments to the payee(s) that you name. The level of annuity payments is determined by your Policy Accumulation Value, the Annuitant's sex (except where prohibited by law) and age, and the Annuity Payout Option selected.
    Annuity payment payees must be individuals receiving payments on their own behalf, unless otherwise agreed to by us. Any Annuity Payout Option is only effective once we acknowledge it. We may require initial and ongoing proof of the Owner's or Annuitant's age or survival. Unless you specify otherwise, the payee is the Annuitant.

    Fixed Annuity Payments. Fixed annuity payments are based on a fixed rate of interest at or higher than the minimum guaranteed effective annual rate of 3%. We have sole discretion whether or not to pay a higher rate for Payout Options 1, 2, 3, or 6 (see below). Current immediate annuity rates for the same class of annuities are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). The guaranteed amounts are based on the 1983 Table "a" mortality table, and 3% guaranteed interest rate. Current amounts, and further information, may be obtained from us.
         Fixed annuity payments are available under all six Annuity Payout Options. The amount of each fixed annuity payment is set and begins on the Annuity Starting Date, and does not change.

     Variable Annuity Payments. Variable annuity payments, other than the first, vary in amount depending upon the investment performance of the applicable Subaccounts.

                    "Annuity Purchase Value" is the Accumulation Value on the Annuity Starting Date reduced by the annual Policy fee, premium taxes, income taxes and penalty tax.

    The first variable annuity payment amount is determined by applying the Annuity Purchase Value allocated to variable annuity payments to the annuity table applicable to the Payout Option chosen. The tables are determined from the 1983 Table "a" mortality table with an assumed investment rate of 4%. If more than one Subaccount has been selected, the Annuity Purchase Value of each Subaccount is applied separately to the annuity table to determine the amount of the first annuity payment attributable to that particular Subaccount.

    Subsequent annuity payment amounts (after the first) are the sum of: the number of Variable Annuity Units for each Subaccount as determined for the first annuity payment multiplied by the value of a Variable Annuity Unit for that Subaccount 10 days prior to the date the variable annuity payment is due. This amount may increase or decrease from month to month. The number of Variable Annuity Units for each Subaccount is calculated by dividing the dollar amount of the first payment attributable to that Subaccount by the Annuity Unit Value as of the date the Amount of the first payment is calculated.

     If the net investment return of a Subaccount for a payment period is equal to the pro rated portion of the 4% annual assumed investment rate, the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 4% for a payment period, the payment for that period will be greater than the payment for the prior period. To the extent that such return for a period falls short of an annualized rate of 4%, the payment for that period will be less than the payment for the prior period.

    Only Annuity Payout Options 2, 4 and 6 are available for variable annuity payments.

o   Annuity Starting Date

               Only 4 transfers are allowed each Policy Year after the Annuity Starting Date.

    You select the Annuity Starting Date on the Policy application. This is the date that annuity payments begin. This date may be as late as the Policy's annual anniversary date following the Annuitant's 95th birthday (85th in Pennsylvania). Tax-qualified Policies may require an earlier Annuity Starting Date. You may change this date by sending Written Notice for our receipt at least 30 days before the then current Annuity Starting Date.

Transfers after the Annuity Starting Date
    After the Annuity Starting Date, you may transfer amounts applied to variable annuity payments from one Subaccount to another or to the Fixed Account. Transfers are based on the Variable Annuity Unit values for the Business Day during which we receive your transfer request. A designated number of Variable Annuity Units of the designated Subaccount(s) is exchanged for another Subaccount(s) Variable Annuity Units, the value of which is such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the exchange.

o   Selecting an Annuity Payout Option

                    The longer the guaranteed or projected Annuity Payout Option period, the lower the amount of each annuity payment.

    You choose the Annuity Payout Option on your Policy application. You may change your selection during your life by sending Written Notice for our receipt at least 30 days before the Annuity Starting Date. If no selection is made by then, we will apply Accumulation Value in the Variable Account to provide variable annuity payments, and Accumulation Value in the Fixed Account to provide fixed annuity payments, and annuity payments will be made under Option 4 providing lifetime income with payments guaranteed for 10 years. We may pay your Policy proceeds in one sum if they are less than $2,000, or when the Payout Option chosen would result in periodic payments of less than $20.
    If you die before the Annuity Starting Date (and the Policy is in force), your Beneficiary may elect to receive the death benefit under one of the Annuity Payout Options (unless applicable law or a settlement agreement dictate otherwise).

o   Annuity Payout Options
    If the continuation of variable payments being made under Option 2 or 6 does not depend upon the payee's remaining alive, you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payment under Option 2 or 6 depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once Option payments commence, payments will end upon the payee's death.
    When the Owner dies, we will pay any unpaid guaranteed payments to your Beneficiary. Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.
    NOTE: Unless you elect a Payout Option with a guaranteed period or Option 1, it is possible that only one annuity payment would be made under this annuity Payout Option if the Annuitant dies before the due date of the second annuity payment, only two annuity payments would be made if the Annuitant died before the due date of the third annuity payment, etc.
    Part or all of any annuity payment may be taxable as ordinary income. If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service.
(Withholding is mandatory for certain tax-qualified Policies.)

    The following Annuity Payout Options are currently available:

1) Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

3) Income for a Specified Period. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. Monthly incomes for each $1,000 of proceeds, which include interest, are shown in a table in the Policy.

4) Lifetime Income. Proceeds are paid as monthly income during the Annuitant's life. The amount of the monthly income annuity payment will be the amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 1983 Table "a" mortality table and interest at 3%, adjusted to age last birthday) or, if more favorable to the Annuitant, our then current lifetime monthly income rates for payment of proceeds. If a variable Payout Option is chosen, all variable annuity payments, other than the first variable annuity payment, will vary in amount according to the investment performance of the applicable variable investment options.
     Guarantees available:
        Guaranteed Period - An amount of monthly income annuity payments is determined that we guarantee to pay for a specified number of years, and thereafter during the Annuitant's life. Guaranteed Amount - An amount of monthly income annuity payment is determined that we guarantee to pay until the sum of the payments equal the proceeds placed under the Option and as long after that as the Annuitant lives.

5)  Lump-Sum.  Proceeds are paid in one sum.

6) Alternative Schedule. We may be able to accommodate making annuity payments under other Options, including joint and survivor periods. Contact us for more information.

o   DEATH BENEFITS

A Death Benefit is payable upon:
- Purchase Payment check or draft being honored (i.e., your Policy is in force);
-       receipt of Due Proof of Death of the first Owner to die;
-       election of an Annuity Payout Option (or lump- sum payment) ; and
-       proof that such Owner died before Annuity Payments begin.

"Due Proof of Death" is a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

    We will pay the death benefit within seven days after we receive necessary documentation of an Owner's death, or as soon thereafter as we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to an annuity Payout Option (including a lump-sum payment) to the extent allowed by applicable law and any settlement agreement in effect at your death. If the Beneficiary does not make an Annuity Payout Option election within 60 days of our receipt of Due Proof of Death regarding your death, we will issue a lump-sum payment to the Beneficiary.

    If an Owner of the Policy is a corporation, trust or other nonindividual, we treat the primary Annuitant as an Owner for purposes of the death benefit. The "primary Annuitant" is that individual whose life affects the timing or the amount of the death benefit payout under the Policy. A change in the primary Annuitant will be treated as the death of an Owner.

     If the Annuitant is an Owner or joint Owner, the Annuitant's death is treated as an Owner's death. (If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code
Section 401(a) retirement plan. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.)
     We will deduct any applicable premium tax not previously deducted from the death benefit payable.

o   Standard Death Benefit

    If you or a joint Owner dies before the Annuity Starting Date (and the Policy is in force), the Policy will terminate, and we will pay a death benefit to your Beneficiary. The death benefit equals the largest of:
1) your Policy's Accumulation Value on the later of the date we receive Due Proof of Death and an annuity Payout Option election less any charge for applicable premium taxes; or
2)   the sum of net Purchase Payments, less partial withdrawals.
    (If you or a joint Owner dies on or after the Annuity Starting Date and before all Proceeds have been paid, no death benefit is payable, but any remaining Proceeds will be paid at least as rapidly as under the Annuity Payout Option then in effect.)

o   Accidental Death Benefit

     If you or any joint Owner die from bodily injury sustained in a common carrier accident, we will pay double the Standard Death Benefit, as applicable, instead of the amount otherwise payable.
     For the Accidental Death Benefit to be payable, bodily injury must be sustained by the Owner while a passenger in a common carrier. Death must be independent of any sickness or other causes and must occur within 90 days of the date of the accident. We will pay only the Standard Death Benefit, if applicable, instead of the Accidental Death Benefit, if the Owner's death results from the following: (a) suicide; (b) an act of declared or undeclared war; (c) an injury received while intoxicated; (d) an injury received while the Owner is under the influence of a controlled substance, unless administered on the advice of a physician; or (e) an injury received while committing a felony or engaged in an illegal occupation. The Accidental Death Benefit may not be available in all states.

o   Beneficiary

     You may change your Beneficiary by sending Written Notice to us, unless the named Beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interests, they will share equally.
     If there are joint Owners, the surviving joint Owner will be deemed the Beneficiary, and the Beneficiary named in the Policy application or as subsequently changed will be deemed the contingent Beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent Beneficiary.
     If the Beneficiary is your surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner.
     If the named Beneficiary dies before you, then your estate is the Beneficiary until you name a new Beneficiary.

o   IRS Required Distribution

     Federal law requires that if your Policy is tax non-qualified and you die before the Annuity Starting Date, then the entire value of your Policy must be distributed within five years of your death. Therefore, any death benefit must be paid within five years after your death. The five-year rule does not apply to that portion of the proceeds which (a) is for the benefit of an individual Beneficiary; and (b) will be paid over the lifetime or the life expectancy of that Beneficiary as long as payments begin not later than one year after the date of your death. Special rules may apply to your surviving spouse. The Statement of Additional Information has a more detailed description of these rules. Other required distribution rules apply to tax-qualified Policies.


-------------------------------------------------------
FEDERAL TAX MATTERS

        The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy.

        When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a "Qualified Policy." If your annuity is independent of any formal retirement or pension plan, it is termed a "Nonqualified Policy." The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan.

TAXATION OF NONQUALIFIED POLICIES

o   NonNatural Person

     If a nonnatural person (e.g., a corporation or a trust) owns a Nonqualified Policy, the taxpayer generally must include in income any increase in the excess of the Accumulation Value over the investment in the Policy (generally, the purchase payments paid for the Policy) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

     The following discussion generally applies to Policies owned by natural persons.

o Withdrawals. When a withdrawal from a Nonqualified Policy occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner's investment in the Policy (generally, the purchase payments paid for the Policy, reduced by any amount previously distributed from the Policy that was not subject to tax) at that time. In the case of a surrender under a Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Policy.

o Penalty Tax on Certain Withdrawals. In the case of a distribution from a Nonqualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:
     -    made on or after the taxpayer reaches age 59 1/2;
     -    made on or after an Owner's death;
     -    attributable to the taxpayer's becoming disabled; or
     - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Policy. You should consult a tax adviser with regard to exceptions from the penalty tax.

o Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

o Taxation of Death Benefit Proceeds. Amounts may be distributed from the Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Policy, or
(ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

o Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of the Policy, the designation of an Annuitant, the selection of certain Annuity Starting Dates, or the exchange of the Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

o Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

o Multiple Policies. All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

o Further Information. We believe that the Policy qualifies as an annuity contract for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Policy."

TAXATION OF QUALIFIED POLICIES

     The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Policy may be subject to the terms of the retirement plan itself, regardless of the terms of the Policy. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Policy comply with the law. Also, you may wish to consult a tax and/or financial adviser regarding the use of the Policy within a qualified or other retirement plan, since many such plans already provide the same type of tax deferral as provided by the Policy. However, the Policy provides extra benefits and features that most retirement plans themselves do not provide (note that there are costs and charges in the Policy related to these extra benefits and features).

o

o Individual Retirement Accounts (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2 , unless certain exceptions apply. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision in the Policy comports with IRA qualification requirements.

o Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made
(1) before age 59 1/2 (subject to certain exceptions), or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

o Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant, or both may result if the Policy is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Policy. The Standard Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser.

o Tax-Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a policy that will provide an annuity for the employee's retirement. The Policy will only accept transfers from an existing tax-sheltered annuity contract, and will not accept direct payments of salary reduction contributions. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2 , separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Standard Death Benefit could be characterized as an incidental benefit, the amount of which is limited in a tax-sheltered annuity. Because the death benefit may exceed this limitation, individuals using the Policy in connection with such plans should consult their tax adviser.

o Other Tax Issues. Qualified Policies have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

     Distributions from Qualified Policies generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

o   POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.


-----------------------------------------------------------
MISCELLANEOUS


o   DISTRIBUTOR OF THE POLICIES

     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha Nebraska 68175, is the principal underwriter of the Policies. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS enters into contracts with various broker-dealers to distribute Policies. MOIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Commissions paid to a broker-dealer are up to 7 1/2 % of purchase payments.

o   VOTING RIGHTS

     We will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds pursuant to instructions received from persons having voting interests in the portfolios, if and to the extent required by law. If, however, applicable law or regulation or interpretation of them is amended, and as a result we may vote Series Fund shares in its own right, we may do so. The Series Funds may not hold routine annual shareholder meetings.
     As a Policy Owner, you may have a voting interest in the portfolios you are invested in. You will receive proxy material, reports, and other materials relating to the appropriate portfolio in which you have voting interests.

o
YEAR 2000 ISSUES

    Like all financial services providers, we use systems affected by Year 2000 transition issues and rely upon service providers, including investment managers, whose own systems may also be affected. We are implementing a Year 2000 transition plan, and are confirming that our service providers are also doing so. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will prevent any negative impact on us. However, as of the date of this prospectus, we do not believe Year 2000 transition implementation will harm purchaser of Policies, or our Policy administration efforts.

o   LEGAL PROCEEDINGS

     As of the date of this prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.

                              DO YOU HAVE QUESTIONS?

          If you have questions about your Policy or this prospectus, you may contact your agent or broker who gave this prospectus to you, or you may contact us at: UNITED OF OMAHA, Variable Product Service, P.O. Box 8430, Omaha, Nebraska 68103-0430. Telephone 1-800-238-9354.

o   STATEMENT OF ADDITIONAL INFORMATION

    You may obtain, at no cost, a Statement of Additional Information which contains more details concerning the disclosures in this prospectus by contacting us. You may also access it in our registration on the SEC's Web site (http://www.sec.gov), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

     Here is the Table of Contents to our Statement of Additional Information:

                                    Contents                 Page(s)
                      -------------------------------------- --------
                      The Policy - general provisions          2-3
                          Owner and Joint Owner
                          Death of Annuitant
                          Entire Contract
                          Deferment of Payment and
                          Transfers
                          Incontestability
                          Misstatement of Age or Sex
                          Nonparticipating
                          Assignment
                          Evidence of Age or Survival
                      -------------------------------------- --------
                      Federal Tax Matters                      3-4
                          Tax Status of the Policy
                          Taxation of United of Omaha
                      -------------------------------------- --------
                      State Regulation of United of Omaha       4
                      -------------------------------------- --------
                      Administration                           4-5
                      Records and Reports
                      Distribution of the Policies
                      Custody of Assets
                      -------------------------------------- --------
                        Historical Performance Data              5-9
                          Money Market Yields
                          Other Subaccount Yields
                          Total Returns
                          Other Performance Data
                      -------------------------------------- --------
                      Legal Matters                             9
                      -------------------------------------- --------
                      Other Information                         9
                      -------------------------------------- --------
                      Financial Statements                      9

                       STATEMENT OF ADDITIONAL INFORMATION

                        THE ULTRA-ACCESS VARIABLE ANNUITY

               Issued through: UNITED OF OMAHA SEPARATE ACCOUNT C

       Offered by: UNITED OF OMAHA LIFE INSURANCE COMPANY ("We, us, our")

                              Mutual of Omaha Plaza
                              Omaha, Nebraska 68175


     This Statement of Additional information expands upon subjects discussed in the current prospectus for the Ultra-Access Variable Annuity Policy (the "Policy"). You may obtain a copy of the prospectus dated May 1, 1999 by calling 1-800-238-9354 or by writing to us at: United of Omaha, Variable Product Service, P.O. Box 8430, Omaha, Nebraska 68103-0430. Terms used in the current prospectus for the Policy have the same meaning in this Statement.

                     This   Statement  of  Additional   Information   is  not  a
   prospectus. You should read it only in conjunction with the prospectuses for the Policy and the Series Funds.

Dated:  May 1, 1999

                                    Contents                 Page(s)
                     --------------------------------------- ---------
                     The Policy - general provisions            2
                         Owner and Joint Owner
                         Death of Annuitant
                         Entire Contract
                         Deferment of Payment and Transfers
                         Incontestability
                         Misstatement of Age or Sex
                         Nonparticipating
                         Assignment
                         Evidence of Age or Survival
                     --------------------------------------- ---------
                     Federal Tax Matters                       3-4
                         Tax Status of the Policy
                         Taxation of United of Omaha
                     --------------------------------------- ---------
                     State Regulation of United of Omaha        4
                     --------------------------------------- ---------
                     Administration                            4-5
                     Records and Reports
                     Distribution of the Policies
                     Custody of Assets
                     --------------------------------------- ---------
                     Historical Performance Data               5-9
                         Money Market Yields
                         Other Subaccount Yields
                         Total Returns
                         Other Performance Information
                     --------------------------------------- ---------
                     Legal Matters                              9
                     --------------------------------------- ---------
                     Other Information                          9
                     --------------------------------------- ---------
                     Financial Statements                       9

     The following provides additional information about us and the Policy which may be of interest to you and is not addressed in the prospectus.

                         THE POLICY - GENERAL PROVISIONS
Owner and Joint Owner
     While you are alive, only you may exercise the rights under the Policy. You may change the Owner of the Policy as described below under "Assignment." If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Annuitant is other than the Owner, the Annuitant has no rights under the Policy.

Entire Contract
     The entire contract is the Policy, data page, any riders and the signed application, a copy of which will be attached to the Policy. All statements made in the application are deemed representations and not warranties. No statement, unless it is in the application, will be used by us to contest the Policy or deny a claim.
     Any change of the Policy and any riders requires the consent of our authorized officer. No agent or registered representative has authority to change or waive any provision of the Policy.
     We reserve the right to amend the Policy to meet the requirements of, or take advantage of, the Internal Revenue Code, regulations or published rulings. You can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.

Deferment of Payment and Transfers
     We will usually pay any amounts payable from the Variable Account as a result of a partial withdrawal or cash surrender within seven days after receiving Written Notice. We can postpone such payments or any transfers of amounts between Subaccounts or into the Fixed Account if:
     (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
     (b)  trading on the New York Stock Exchange is restricted;
     (c) an emergency exists as determined by the Securities Exchange Commission, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or
     (d) the Securities Exchange Commission permits delay for the protection of security holders. The applicable rules of the Securities Exchange Commission will govern as to whether the conditions in (c) or (d) exist.
        We may defer transfers, payment of partial withdrawals or a surrender from the Fixed Account for up to six months from the date we receive Written Notice.

Incontestability
        We will not contest the validity of the Policy after its Date of Issue.

Misstatement of Age or Sex
        We may require proof of the Annuitant's age before making any life annuity payment. If the Annuitant's age or sex has been misstated, the Annuity Starting Date and Annuity Payments will be determined using the correct age and sex. If misstatement of age or sex results in Annuity Payments that are too large, the overpayments will be deducted from future Annuity Payments. If we have made payments that are too small, the underpayments will be added to the next payment. Adjustments for overpayments or underpayments will include 6% interest.

Nonparticipating
        No dividends will be paid. Neither you nor the Beneficiary shares in our surplus earnings or profits.

Assignment
        You may change the Owner of the Policy or pledge it as collateral by assigning it. No assignment is binding on us until we record and acknowledge it. The rights of any payee will be subject to a collateral assignment.
        If the Beneficiary designation is irrevocable, the Owner may be changed or the Policy assigned only upon Written Notice signed by both you and the Beneficiary. On the Annuity Starting Date, you may select another payee, but you retain all rights of ownership unless you sign an absolute assignment of the Policy.

Evidence of Age or Survival
        We may require proof of the age or survival of any Owner, Annuitant or payee. No payment will be made until we receive such proof.

Variable Annuity Units.
        All variable annuity payments other than the first are determined by means of Variable Annuity Units credited to the Policy with respect to the particular payee. The number of Variable Annuity Units for each Subaccount is the amount of the first annuity payment attributable to that Subaccount divided by the Annuity Unit Value for that Subaccount as of the Annuity Starting Date. The number of Variable Annuity Units of each particular Subaccount credited with respect to the payee or Annuitant then remains fixed unless a transfer of Variable Annuity Units is made as described below. The number of Variable Annuity Units will not change as a result of investment experience.
               For any Valuation Period, the value of a Variable Annuity Unit of a particular Subaccount is the Variable Annuity Unit value during the last Valuation Period for that particular Subaccount, multiplied by the Net
Investment Factor for that Subaccount for the current Valuation Period. The value of a Subaccount may increase or decrease from one Valuation Period to the next.
               The Net Investment Factor for any Subaccount for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:
        (a) is the net result of:
          (1)  the net asset value of a portfolio  share held in the  Subaccount determined as of the end of the current Valuation Period, plus
          (2)  the per share  amount of any  declared  and unpaid  dividends  or capital gains accruing to that portfolio, plus or minus
          (3) a per share credit or charge with respect to any taxes paid or reserved for by us during the Valuation Period which is determined by us to be attributable to the operations of the Subaccount;
        (b) is the net asset value per share of the Fund held in the Subaccount determined as of the end of the preceding Valuation Period plus or minus the per share credit or charge with respect to any taxes paid or reserved for the preceding Valuation Period; and
        (c) is the asset charge factor determined by us for the Valuation Period to reflect the Mortality and Expense Risk Charge and the Administrative Expense Charge deducted from the Variable Account. This factor is equal, on an annual basis, to 1.60% of the net asset value of the Variable Account.
The result is then multiplied by a factor that offsets the Assumed Investment Rate used to establish the Annuity Payment Rates found in the applicable Contract, which allows the actual investment rate to be credited. For a one day Valuation Period the factor is 0.99989255 using an Assumed Investment Rate of 4% per year.

                               FEDERAL TAX MATTERS
Tax Status of the Policy
        Diversification Requirements. Section 817(h) of the Internal Revenue Code provides that in order for a variable contract based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified." The Treasury regulations issued under Section 817(h) (Treas. Reg. ss. 1.817-5) apply a diversification requirement to each of the Subaccounts of the Variable Account. The Variable Account, through the Series Funds and their portfolios, intends to comply with those diversification requirements. We and the Series Funds have entered into agreements regarding participation in the Series Funds that requires the Series Funds and their portfolios to comply with the Treasury regulations.
        Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.
        The owner's rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy values. These differences could result in you being treated as the Owner of a pro-rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in future regulations or rulings issued by the Treasury Department. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of a pro-rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

        Distribution Requirements. The Code also requires that Nonqualified Policies contain specific provisions for distribution of Policy Proceeds upon your death. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such Policies provide that if you die on or after the Annuity Starting Date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on your death. If you die before the Annuity Starting Date, the entire interest in your Policy must generally be distributed within five years after your death. This requirement can be satisfied if the entire interest in your Policy is used to purchase an immediate annuity under which payments will begin within one year of your death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is your surviving spouse, the Policy may be continued with your surviving spouse as the new Owner. The Policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policy satisfies all such Code requirements. The provisions contained in the Policy will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of United of Omaha
        We at present are taxed as a life insurance company under part I of Subchapter L of the Code. The Variable Account is treated as part of us and, accordingly, is not taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or related economic burdens are incurred by us with respect to the Variable Account, we may make a charge to the Variable Account.

                       STATE REGULATION OF UNITED OF OMAHA

        We are subject to Nebraska law and to regulation by the Nebraska Division of Insurance. We file an annual statement with the Nebraska Department of Insurance covering our operation for the preceding year and our financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine our contract liabilities and reserves so that the Department may certify the items are correct. Our books and accounts are subject to review by the Department of Insurance at all times and a full examination of our operations is conducted periodically by the National
Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate.

                                 ADMINISTRATION

        We perform all administration for your Policy.

                               RECORDS AND REPORTS

        All our records and accounts relating to the Variable Account are maintained by us. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, we will mail to all Policy Owners at their last known address of record, at least annually, financial statements of the Variable Account and such other information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports required by applicable state and federal laws, rules, and regulations.

                          DISTRIBUTION OF THE POLICIES

        The Policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the Policies is continuous and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering of the Policies.
        Mutual of Omaha Investor Services, Inc. ("MOIS") will be the principal underwriter of the Policies. The Policies will be distributed by MOIS through retail broker-dealers. Commissions payable to a broker-dealer will be up to 7.5% of Purchase Payments. For the fiscal year ended December 31, 1998, we paid $8,627 in total compensation to MOIS; of this amount MOIS retained $152 as concessions for its services as Principal Underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers.

                                CUSTODY OF ASSETS

        We hold the assets of each of the Subaccounts of the Variable Account. The assets of the Variable Account are segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Series Funds held by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by our fidelity bond, presently in the amount of $10 million, covering the acts of our officers and employees.

                           HISTORICAL PERFORMANCE DATA

        From time to time, we may disclose yields, total returns, and other performance data pertaining to the Policies for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.
        The yields and total returns of the Subaccounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yields and total returns for any given past period are not an indication or representation of future yields or rates of return. A Subaccount's actual yield and total return is affected by the types and quality of portfolio securities held by the portfolio and its operating expenses.
        Because of the charges and deductions imposed under a Policy, the yields and total returns for the Subaccounts will be lower than the yields and total returns for their respective portfolios. The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax charge that may be applicable to a particular Policy. Premium taxes currently range for 0% to 3.5% of purchase payments based on the state in which the Policy is sold.

Money Market Yields
        From time to time, advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount (Federated Price Money Fund II portfolio) for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Portfolio or on its portfolio securities. As of 12/31/98, this current annualized yield is 2.95%.
        This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and excluding income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the Money Market Subaccount at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per Unit charges for the hypothetical account for: (1) the annual Policy Fee; (2) the Administrative Expense Charge; and (3) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily, based on an average Accumulation Value of $30,000. Because of the charges and deductions imposed under the Policy, the yield for the Money Market Subaccount will be lower than the yield for the Money Market Portfolio.
        The Securities and Exchange Commission also permits United of Omaha to disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.
        The current and effective yields on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types of quality of portfolio securities held by the Money Market Portfolio and the Money Market Portfolio's operating expenses.

Other Subaccount Yields
        From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Policy for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day or one-month period. Because the yield is annualized, the yield generated by a Subaccount during a 30-day or one-month period is assumed to be generated each period over a 12-month period.
        The yield is computed by: (a) dividing the net investment income of the portfolio attributable to the Subaccount Accumulation Units less Subaccount expenses for the period by the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of units outstanding for the period; (b) compounding that yield for a six-month period; and (c) multiplying that result by 2. Expenses attributable to the Subaccount include:
(a) the annual Policy Fee; (b) the Administrative Expense Charge; and (c) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily in the yield calculation, based on an average Accumulation Value of $30,000. The 30-day or one-month yield is calculated according to the following formula:
            Yield = [2  {a-b + 1}  6 - 1]
                        [ cd ]
            Where:
            a =--  net  income  of  the  portfolio  for  the  30-day  or
                   one-month   period   attributable   to  the   Subaccount's
                   Accumulation Units.
            b =-- expenses of the Subaccount for the 30-day or one-month period. c =-- the average number of Accumulation Units outstanding.
            d =-- the  Accumulation  Unit  value at the close of the last day in the 30-day or one-month period.

        Because of the charges and deductions imposed under the Policies, the yield for a Subaccount will be lower than the yield for the corresponding Series Fund portfolio.

Average Annual Total Returns
        From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.
        When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Until a Subaccount has been in operation for 10 years, we will always include quotes of average annual total return for the period measured from the date the Policies were first offered for sale. Average annual total returns for other periods of time may, from time to time, also be disclosed.
        Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. Average annual total returns will be calculated using Subaccount Accumulation Unit values which we calculate at the end of each Valuation Period based on the performance of the Subaccount's underlying portfolio, the deductions for (a) the annual Policy Fee; (b) the Administrative Expense Charge; and (c) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily in the calculation of average annual total returns, based on an anticipated average Accumulation Value of $30,000. The calculation also assumes surrender of the Policy at the end of the period for the return quotation. The total return will then be calculated according to the following formula:
                                 P(1+TR) n = ERV
        Where:
            P = -- a hypothetical initial Purchase Payment of $1,000.
           TR = -- the average annual total return.
          ERV = -- the ending redeemable value (net of any applicable withdrawal charge) of the hypothetical account at the end of the period.
            n =-- the number of years in the period.

Performance Data. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding portfolios of the Series Funds. The Series Funds' performance in part reflects the Series Funds' expenses. See the prospectuses for the Series Funds.
      The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.
     Such average annual total return information for the Subaccounts of Policies is as follows:

============================================== ============
                                                  From
           SUBACCOUNT TOTAL RETURN              Inception
       Subaccount (date of inception)          to 12/31/98
                                                    %
============================================== ============
Alger American Growth  (8/14/98)                  36.94
Alger American Small Capitalization
(8/14/98)                                         33.68
Federated Prime Money Fund II (8/14/98)           0.99
Federated Fund for U.S. Government
Securities II (8/14/98)                           1.63
Fidelity VIP II Asset Manager: Growth
(8/14/98)                                         21.42
Fidelity VIP II Contrafund  (8/14/98)             30.07
Fidelity VIP Equity Income (8/14/98)              21.55
Fidelity VIP II Index 500 (8/14/98)               28.49
MFS Emerging Growth  Series (8/14/98)             38.60
MFS High Income Series (8/14/98)                  1.55
MFS Research Series (8/14/98)                     27.60
MFS Capital Opportunities Series (8/14/98)        27.88
MFS Global Governments Series (8/14/98)           5.97
MSDW Emerging Markets Equity (8/14/98)            16.90
MSDW Fixed Income (8/14/98)                       2.58
Pioneer Capital Growth (8/14/98)                  12.22
Pioneer Real Estate Growth (8/14/98)              3.39
Scudder VLIF Global Discovery (8/14/98)           21.82
Scudder VLIF Growth & Income (8/14/98)            14.95
Scudder VLIF International (8/14/98)              11.04
T. Rowe Price Personal Strategy Balanced
(8/14/98)                                         14.14
T. Rowe Price Equity Income (8/14/98)             16.44
T. Rowe Price International (8/14/98)             14.59
T. Rowe Price Limited-Term Bond (8/14/98)         2.10
T. Rowe Price New America Growth (8/14/98)        32.04
============================================== ============

The figures above are an indication of past, but not future, performance of the applicable Subaccounts available under the Policy.

        Adjusted Historical Performance Data. We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Portfolios of the Series Funds, including such disclosure for periods prior to the dates the Subaccounts commenced operations. For periods prior to the date the Subaccount commenced operations, performance information for Policies will be calculated based on the performance of the Series Fund Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Series Fund Portfolios, with the level of Policy charges that were in effect at the inception of the Subaccounts (this is referred to as "adjusted historical" performance data). Such standardized but "adjusted historical" average annual total return information for the Subaccounts of Policies is as follows:


================================================= --------- --------- ------------ ============
                   SUBACCOUNT                      1 Year   5 Years    10 Years       Since
             "ADJUSTED HISTORICAL"                 Ended     Ended       Ended      Inception
       AVERAGE ANNUAL TOTAL RETURN TABLE          12/31/98  12/31/98   12/31/98    to 12/31/98
 Subaccount (date of inception of corresponding      %         %           %            %
                   Portfolio)
================================================= ========= ========= ============ ============
Alger American Growth (1/9/89)                     45.65     21.84       19.95        20.00
Alger American Small Capitalization (9/21/88)      13.60     11.20       17.85        16.88
Federated Prime Money Fund II (11/21/94)            3.16      N/A         N/A         3.15
Federated Fund for U.S. Government Securities
(3/28/94)                                           5.85      N/A         N/A         4.86
Fidelity VIP II Asset Manager: Growth (1/3/95)     15.61      N/A         N/A         19.42
Fidelity VIP II Contrafund (1/3/95)                27.83      N/A         N/A         26.51
Fidelity VIP Equity Income (10/9/86)                9.76     16.80       13.70        12.50
Fidelity VIP II Index 500 (8/27/92)                26.20     21.67        N/A         19.14
MFS Emerging Growth Series (7/24/95)               31.94      N/A         N/A         24.42
MFS High Income Series (7/26/95)                   -1.86      N/A         N/A         6.91
MFS Research Series (7/26/95)                      21.33      N/A         N/A         20.44
MFS Capital Opportunities Series (8/14/96)         24.70      N/A         N/A         23.41
MFS Global Governments Series (6/14/95)             6.09      N/A         N/A         3.78
MSDW Emerging Markets Equity (10/1/96)             -25.65     N/A         N/A        -13.76
MSDW Fixed Income (1/2/97)                          6.09      N/A         N/A         7.11
Pioneer Capital Growth (3/1/95)                    -5.58      N/A         N/A         11.40
Pioneer Real Estate Growth (3/1/95)                -20.14     N/A         N/A         10.44
Scudder VLIF Global Discovery (5/2/97)             14.24      N/A         N/A         17.91
Scudder VLIF Growth & Income (5/1/97)               4.87      N/A         N/A         15.50
Scudder VLIF International (5/1/87)                16.51      8.47       10.09        8.72
T. Rowe Price Personal Strategy Balanced
(12/31/94 )                                        12.39      N/A         N/A         16.67
T. Rowe Price Equity Income (3/31/94)               7.36      N/A         N/A         18.52
T. Rowe Price International  (3/31/94)             13.92      N/A         N/A         7.83
T. Rowe Price Limited-Term Bond (5/13/94)           5.48      N/A         N/A         4.60
T. Rowe Price New America Growth (3/31/94)         16.53      N/A         N/A         20.53
================================================= ========= ========= ============ ============

The figures above are not an indication of present, past, or future performance of the applicable Subaccounts or of the actual portfolios available under the Policy.

        We may  disclose  Cumulative  Total  Returns  in  conjunction  with  the
standard  formats   described  above.  The  Cumulative  Total  Returns  will  be calculated using the following formula:
                                CTR = (ERV/P) - 1
        Where:
            CTR = -- The  Cumulative  Total Return net of  Subaccount  recurring charges for the period.
            ERV = -- The ending redeemable value of the
                     hypothetical investment at the end of the period.
              P = -- A hypothetical initial Purchase Payment of $1,000.

Other Performance Information
        The following is a partial list of those publications which may be cited in the Series Funds' advertising shareholder materials which contain articles describing investment results or other data relative to one or more of the Subaccounts. Other publications may also be cited.


Across the Board
Advertising Age
American Banker
Barron's
Best's Review
Broker World
Business Insurance
Business Month
Business Week
Changing Times
Consumer Reports
Economist
Financial Planning
Financial World
Forbes
Fortune
Inc.
Institutional Investor
Insurance Forum
Insurance Sales
Insurance Week
Journal of Accountancy
Journal of the American Society
      of CLU & ChFC
Journal of Commerce
Life Association News
Life Insurance Selling
Manager's Magazine
Market Facts
Money

                                  LEGAL MATTERS

        We know of no material legal proceedings pending to which the Variable Account is a party or which would materially affect the Variable Account. We are not involved in any litigation of material importance to our total assets or to the Variable Account. Legal matters in connection with the Policy have been passed upon by our Law Staff.

                                OTHER INFORMATION

        A Registration Statement has been filed with the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this Statement of Additional Information. Statements contained in the prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, refer to the instruments filed with the SEC. They may be accessed on the SEC's Web site:
http://www.sec.gov.

                              FINANCIAL STATEMENTS

        This Statement of Additional Information contains financial statements for the Variable Account as of December 31, 1998 and for the years ended December 31, 1998 and 1997 which have been audited by Deloitte & Touche, LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein.
        The Financial Statements of United of Omaha Life Insurance Company as of December 31, 1998 and 1997, and for each of the three years ended December 31, 1998 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein. The financial statements of United of Omaha Life Insurance Company should be considered only as bearing on our ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

UNITED OF OMAHA
LIFE INSURANCE COMPANY
(a WHOLLY-OWNED SUBSIDIARY OF MUTUAL
OF OMAHA INSURANCE COMPANY)


STATUTORY BASIS FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS' REPORT
DECEMBER 31, 1998, 1997 AND 1996

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory basis statements of admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company (a wholly-owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 1998 and 1997, and the related statutory basis statements of income, changes in surplus, and cash flows for each of the three years in the period ended December 31, 1998. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in Note 1 to the financial statements, the Company has prepared these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Those practices differ from generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are not reasonably determinable, but are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of United of Omaha Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.




DELOITTE & TOUCHE LLP

March 4, 1999

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
DECEMBER 31, 1998 AND 1997
(in thousands)
---------------------------------------------------------------------------------------------------


ADMITTED ASSETS                                                                 1998       1997

Cash and invested assets:
  Bonds                                                                     $ 7,253,217 $6,921,762
  Preferred stocks                                                                3,955      3,955
  Common stocks                                                                 104,108     96,599
  Mortgage loans                                                                599,396    587,413
  Real estate occupied by the Company, net of accumulated depreciation
    of $59,319 in 1998 and $55,634 in 1997                                       79,262     82,536
  Real estate acquired in satisfaction of debt, net of
    accumulated depreciation of $180 in 1998 and $2,809 in 1997                   8,049     24,103
  Investment in real estate, net of accumulated depreciation
    of $4,001 in 1998 and $3,836 in 1997                                          2,261      2,426
  Policy loans                                                                  133,474    125,623
  Cash and short-term investments                                               208,351    115,195
  Other invested assets                                                          90,478     75,603
                                                                              ---------  ---------
           Total cash and invested assets                                     8,482,551  8,035,215

Premiums deferred and uncollected                                               112,870    105,487
Investment income due and accrued                                                83,742     81,723
Electronic data processing equipment, net of accumulated depreciation
  of $83,573 in 1998 and $70,130 in 1997                                         40,003     43,989
Receivable from parent, subsidiaries and affiliates                             114,882     36,856
Other assets                                                                     60,210     55,383
Separate accounts assets                                                      1,128,411    927,950
                                                                              ---------  ---------
           Total admitted assets                                            $10,022,669 $9,286,603
                                                                             ==========  =========
LIABILITIES

Policy reserves:
  Aggregate reserve for policies and contracts                              $ 6,115,601 $5,880,532
  Liability for premium and other deposit funds                               1,767,288  1,527,069
  Policy and contract claims                                                     69,436     68,226
  Other                                                                          73,861     75,725
                                                                              ---------  ---------
           Total policy reserves                                              8,026,186  7,551,552

Interest maintenance reserve                                                     28,297     18,902
Asset valuation reserve                                                          99,409     94,144
General expenses and taxes due or accrued                                        28,696     30,843
Federal income taxes due or accrued                                              30,644     17,739
Other liabilities                                                                83,682     77,148
Separate accounts liabilities                                                 1,106,149    908,200
                                                                              ---------  ---------
           Total liabilities                                                  9,403,063  8,698,528
                                                                              ---------  ---------

SURPLUS

Capital stock, $10 par value, 900,000 shares authorized issued and outstanding    9,000      9,000
Gross paid-in and contributed surplus                                            62,724     62,724
Unassigned surplus                                                              547,882    516,351
                                                                              ---------  ---------
           Total surplus                                                        619,606    588,075
                                                                              ---------  ---------
           Total liabilities and surplus                                    $10,022,669 $9,286,603
                                                                             ==========  =========

The accompanying notes are an integral part of these statutory basis financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
(in thousands)
----------------------------------------------------------------------------------------------------

                                                                  1998        1997         1996
Income:
  Net premiums and annuity considerations                      $ 1,084,976 $ 1,187,104  $ 1,285,507
  Other considerations and fund deposits                           236,638     293,228      260,508
  Net investment income                                            579,276     587,480      546,634
  Other income                                                      44,798      25,019       20,604
                                                                 ---------   ---------    ---------
           Total income                                          1,945,688   2,092,831    2,113,253
                                                                 ---------   ---------    ---------
Benefits and expenses:
  Policyholder and beneficiary benefits                          1,163,585   1,030,686      890,668
  Increase in reserves for policyholder and beneficiary benefits   262,888     365,393      561,185
  Commissions                                                      118,499     130,343      126,692
  Operating expenses                                               225,067     203,684      175,723
  Expense realignment costs                                              -       4,442        9,099
  Net transfers to separate accounts                                87,759     278,480      277,638
                                                                 ---------   ---------    ---------
           Total benefits and expenses                           1,857,798   2,013,028    2,041,005
                                                                 ---------   ---------    ---------
           Net gain from operations before federal income taxes and
             net realized capital gains                             87,890      79,803       72,248

Federal income taxes                                                47,032      37,918       41,101
                                                                 ---------   ---------    ---------

           Net gain from operations before net
            realized capital gains                                  40,858      41,885       31,147

Net realized capital gains                                           8,692      51,537       23,461
                                                                 ---------   ---------    ---------
           Net income                                             $ 49,550    $ 93,422     $ 54,608
                                                                 =========   =========    =========

The accompanying notes are an integral part of these statutory basis financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
(in thousands)
--------------------------------------------------------------------------------------------------

                                                                 1998        1997        1996
Capital stock:
  Balance at beginning and end of year                           $ 9,000     $ 9,000     $ 9,000
                                                                  ------      ------      ------
Gross paid-in and contributed surplus:
  Balance at beginning of year                                    62,724      62,724      62,724
                                                                  ------      ------      ------
Unassigned surplus:
  Balance at beginning of year                                   516,351     463,096     440,889
  Net income                                                      49,550      93,422      54,608
  Change in net unrealized capital gains and losses               (1,876)    (45,543)    (23,064)
  (Increase) decrease in:
    Non-admitted assets                                            3,154     (15,448)      2,561
    Asset valuation reserve                                       (5,265)     20,352      (8,150)
  Additional pension plan contribution                            (9,732)          -      (3,599)
  Change in group pension reserve valuation basis                      -      17,437           -
  Adoption of actuarial guidelines                                     -     (17,235)          -
  Surplus contributed to separate account                              -     (20,000)          -
  Change in surplus in separate account                                -      20,000           -
  Other, net                                                      (4,300)        270        (149)
                                                                  ------      ------      ------
  Balance at end of year                                         547,882     516,351     463,096
                                                                 -------     -------     -------
           Total surplus                                       $ 619,606   $ 588,075   $ 534,820
                                                                 =======     =======     =======

The accompanying notes are an integral part of these statutory basis financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
(in thousands)
----------------------------------------------------------------------------------------------------

                                                                  1998        1997         1996
Cash from operations:
  Premiums, annuity considerations and other fund deposits     $ 1,318,298 $ 1,467,305  $ 1,539,502
  Net investment income                                            568,917     572,888      537,288
  Other income                                                      38,789      24,599       20,642
  Benefits                                                      (1,167,244) (1,015,334)    (888,661)
  Commissions and general expenses                                (364,713)   (358,217)    (314,100)
  Federal income taxes                                              (6,096)    (50,033)     (42,235)
  Net transfers to separate accounts                               (88,584)   (291,034)    (292,935)
                                                                   -------     -------      -------
           Net cash from operations                                299,367     350,174      559,501
                                                                   -------     -------      ------
Cash from investments:
  Proceeds from investments sold, redeemed or matured:
    Bonds                                                        1,193,524   1,061,409      992,065
    Mortgage loans                                                 146,104     335,103      132,406
    Stocks                                                           9,347     143,363       52,062
    Real estate                                                     26,750      37,927       18,601
    Other invested assets                                           25,276      40,376       32,150
  Tax on capital gains                                             (34,197)    (15,797)      (9,665)
  Cost of investments acquired:
    Bonds                                                       (1,502,417) (1,774,643)  (1,818,632)
    Mortgage loans                                                (152,355)    (19,863)     (22,607)
    Stocks                                                          (8,358)    (23,479)     (25,848)
    Other invested assets                                          (38,745)    (27,564)     (53,150)
    Real estate                                                     (7,991)     (3,083)      (4,205)
  Net increase in policy loans                                      (7,849)     (7,474)      (6,815)
                                                                   -------     -------      ------
           Net cash from investments                              (350,911)   (253,725)    (713,638)
                                                                   -------     -------      ------
Cash from financing and other sources:
  Decrease (increase) in receivable from parent,
    subsidiaries and affiliates                                    (78,026)    (28,781)      20,009
  Increase (decrease) in other nonqualified deposits               213,068     (49,216)      70,102
  Other cash provided                                               18,349      18,881       12,512
  Other cash used                                                   (8,691)    (39,640)      (6,984)
                                                                   -------     -------      ------
           Net cash from financing and other sources               144,700     (98,756)      95,639
                                                                   -------     -------      ------
Net change in cash and short-term investments                       93,156      (2,307)     (58,498)

Cash and short-term investments:
  Beginning of year                                                115,195     117,502      176,000
                                                                   -------     -------      ------
  End of year                                                    $ 208,351   $ 115,195    $ 117,502
                                                                   =======     =======      ======

The accompanying notes are an integral part of these statutory basis financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)


NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
(dollar amounts in thousands)
--------------------------------------------------------------------------------


1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Operations - United of Omaha Life Insurance Company (the Company) is a wholly-owned subsidiary of Mutual of Omaha Insurance Company (Mutual of Omaha), a mutual health and accident and life insurance company domiciled in the State of Nebraska. At December 31, 1998, the Company owned 100% of the outstanding common stock of the following entities: Companion Life Insurance Company (Companion), United World Life Insurance Company (United World), Mutual of Omaha Structured Settlement Company-Nebraska (MOSSCO-NE), Mutual of Omaha Structured Settlement Company-Connecticut (MOSSCO-CT), and Mutual of Omaha Structured Settlement Company of New York, Inc. (MOSSCO-NY). The Company has insurance licenses to operate in 49 states, the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Individual life insurance and annuity products are sold through a network of career agents, direct mail, brokers, financial planners and banks. Group business is produced by representatives located in Mutual of Omaha group offices throughout the country.

     Basis of Presentation - The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Prescribed statutory accounting practices are contained in a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices which may not necessarily be prescribed but are not prohibited.

     The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with generally accepted accounting principles. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities; (b) acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies; (c) deferred federal income taxes are not provided for temporary differences between tax and financial reporting; (d) no provision has been made for federal income taxes on unrealized appreciation of investments which are carried at market value; (e) asset valuation reserves (AVR) and interest maintenance reserves (IMR) are established; (f) different actuarial assumptions are used for calculating certain policy reserves; (g) changes in certain assets designated as "non-admitted" have been charged to unassigned surplus; (h) comprehensive income and its components are not presented in the financial statements; and (i) the change in the underlying book value of wholly-owned subsidiaries is reported as a change in net unrealized capital gains (losses), a component of unassigned surplus, rather than as a component of the Company's net income. The effects of the foregoing differences on the accompanying statutory financial statements are not reasonably determinable but are presumed to be material.

     Use of Estimates - The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

     Investments - Bonds are generally stated at amortized cost. Premiums and discounts on bonds not backed by other loans are amortized using the scientific method. Premiums and discounts on loan-backed bonds and structured securities are amortized using the interest method based on anticipated prepayments at the date of purchase. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Preferred stocks are stated at cost. Common stocks of unaffiliated companies are stated at estimated fair value and stocks of affiliated companies (principally insurance companies) are valued at the Company's equity in the underlying book value. The change in the stated value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus, ignoring the effect of income taxes.

     Mortgage loans and policy loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

     The home office properties, investment real estate, and electronic data processing equipment are valued at cost, less accumulated depreciation. Property acquired in satisfaction of debt is initially valued at the lower of cost or estimated fair value. Depreciation is provided on the straight-line basis over the estimated useful lives of the related assets.

     Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at cost which approximates market.

     Investment income is recorded when earned. Realized gains and losses on sale or maturity of investments are determined on the specific identification basis. Any portion of invested assets designated as "non-admitted" is excluded from the statutory basis statements of admitted assets, liabilities and surplus.

     Asset Valuation and Interest Maintenance Reserves - The Company establishes certain reserves as promulgated by the NAIC. The AVR is established for the specific risk characteristics of invested assets of the Company. The IMR is established for the realized gains and losses on the redemption of fixed income securities resulting from changes in interest rates, net of tax. Gains and losses pertaining to the IMR are subsequently amortized into investment income over the expected remaining period to maturity of the investments sold or called.

     Policy Reserves - Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates (2.5% to 6%) and mortality (American Experience, 1941 CSO, 1958 CSO, 1960 CSG and 1980 CSO tables) as prescribed by regulatory authorities. Reserves for annuities and deposit administration contracts are computed on the basis of interest rates ranging from 2.5% to 12.75%. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

     During 1997, the Company adopted two actuarial guidelines. The total impact of the adoption of these guidelines was a $17,235 decrease in unassigned surplus. The Company also recorded a reduction in group pension reserves based on a change in the calculation of these reserves. The impact of this change was a $17,437 increase in unassigned surplus.

     Premiums and Related Commissions - Premiums are recognized as income over the premium paying period of the policies. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

     Federal Income Taxes - The Company files a consolidated federal income tax return with its parent and other eligible subsidiaries. The method of allocating taxes among the companies is subject to a written agreement approved by the Board of Directors. Each company's provision for federal income taxes is based on a separate return calculation with each company recognizing tax benefits of net operating loss carryforwards and tax credits on a separate return basis.

     The provision for federal income taxes is based on income which is currently taxable. Deferred federal income taxes are not provided for temporary differences between income tax and statutory reporting. The Company recognizes the benefits of net operating loss, foreign tax and general business credit carryforwards when realized.

     Non-Admitted Assets - Certain assets designated as "non-admitted", principally receivables greater than ninety days due and office furniture and equipment, are excluded from the statutory basis statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited to unassigned surplus.

     Fair  Values  of  Financial   Instruments  -  The  following   methods  and
     assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       Cash, Short-Term Investments and Other Invested Assets - The carrying amounts for these instruments approximate their fair values.

       Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

       Unaffiliated Common Stocks - The fair values for unaffiliated common stocks are based on quoted market prices.

       Affiliated Common Stock - The fair values of affiliated common stocks are based on the Company's equity in the underlying book value.

       Preferred Stocks - The fair values for preferred stocks are based on quoted market prices.

       Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

       Policy Loans - The Company does not believe an estimate of the fair value of policy loans can be made without incurring excessive cost. Policy loans have no stated maturities and are usually repaid by reductions to benefits and surrenders. Because of the numerous assumptions which would have to be made to estimate fair value, the Company believes that such information would not be meaningful.

       Investment Contracts - The fair values for liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, which are based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

       Derivatives - The fair value of interest-rate swaps, foreign currency swaps and interest-rate caps represents the amount at which the contracts could be settled based upon estimates obtained from issuing brokers. The fair value of equity-linked notes represents the appreciation of the underlying debt security based upon the accumulative return of the designated index.

     Derivatives - The Company invests in certain derivative financial instruments to reduce exposure to interest-rate and foreign-currency risks associated with assets held or liabilities incurred. Derivative financial instruments utilized by the Company include interest-rate swaps, interest-rate caps, foreign-currency swaps and equity-linked notes. The Company does not engage in trading of these instruments.

     Interest-rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amount. Net settlement amounts are reported as adjustments to net investment income on an accrual basis over the life of the swap agreement. Gains and losses resulting from early termination of interest-rate swaps used for hedging are deferred and amortized over the remaining period originally covered by the swap. The Company enters into interest-rate swap agreements to manage interest-rate exposure. The primary purpose for the interest-rate swap agreements is to modify the interest-rate sensitivities of certain investments so that they are highly correlated with the interest-rate sensitivities of certain insurance liabilities.

     Interest-rate caps represent a right to receive the excess of a referenced interest rate over a given rate in exchange for the payment of a premium. Premiums are amortized and recorded as an adjustment to net investment income over the life of the investment using the effective interest method. The Company uses interest-rate caps to more effectively manage interest-rate risk associated with single premium deferred annuity contracts. This allows the Company to limit the risk associated with an increase in interest rates.

     Foreign-currency swaps are stated at market value. The differences between the amounts paid or received on foreign-currency swaps are reflected in the statutory basis statements of income. The change in estimated fair value is recorded as a change in net unrealized gains (losses). The Company has purchased corporate bonds in the foreign bond markets. These bonds are typically issued by U.S. corporations and denominated in a variety of currencies. These bonds, on occasion, are available for purchase in the secondary market at attractive yields. The Company enters into currency swaps simultaneously with its foreign-currency bond purchases so that all future foreign currency-denominated interest and principal payments on such bonds are swapped with high quality counterparties at the time of purchase for known amounts of U.S. dollars.

     Equity-linked notes are stated at amortized cost. These instruments pay interest based on a very modest (or no) semi-annual or annual coupon rate and pay at maturity all principal plus "contingent" interest based on a coupon rate equal to the percentage increase in a designated index. If the index has declined over the term of the note, no contingent interest is payable, but at maturity all principal would nevertheless be payable. The designated index is typically linked to the performance of a known stock index or basket of indices. Interest income is accrued at the coupon rate while "contingent" interest is recognized upon maturity. The Company uses equity-linked notes to more cost effectively diversify its exposure to equity markets and as an asset replication instrument to match the liabilities of certain group annuity contracts where the customer seeks equity market participation. Equity-linked notes help reduce the Company's exposure to fluctuations in equity instruments by linking a substantial portion of their expected total return to certain market indices while preserving the invested principal.

     Separate Accounts - The assets of the separate accounts shown in the statutory basis statements of admitted assets, liabilities, and surplus are carried at fair value and consist primarily of common stocks, mutual funds and commercial paper held by the Company for the benefit of certificate holders under specific individual and group annuity contracts. Benefits paid to separate account certificate holders are reflected in the statutory basis statements of income, but are offset by transfers from the separate accounts. Deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the statutory basis statements of income. Mortality, policy administration and surrender charges to all separate accounts are included in revenue.

     Reclassifications - Certain reclassifications have been made to the prior year amounts to conform with current year presentation with no changes to unassigned surplus or net income.

2.   INVESTMENTS

     The cost or amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of the Company's investment securities were as follows:

                                             Cost or       Gross      Gross     Estimated
                                            Amortized   Unrealized  Unrealized    Fair
                                              Cost         Gains     Losses       Value
At December 31, 1998:
  U.S. Government                              $ 30,199     $ 2,300      $ 63      $ 32,436
  Political subdivisions                         10,549         302         -        10,851
  Mortgage-backed securities                    380,824      15,037     2,221       393,640
  Special revenue                                52,399       3,220         -        55,619
  Public utilities                              419,753      21,077     1,270       439,560
  Industrial and miscellaneous                4,984,347     186,244    28,243     5,142,348
  Collateralized mortgage obligations         1,370,460      38,428     3,698     1,405,190
  Credit-tenant loans                           219,091      20,303       180       239,214
                                              ---------     -------    ------     ---------
           Total                            $ 7,467,622   $ 286,911  $ 35,675   $ 7,718,858
                                              =========     =======    ======     =========
  Bonds                                     $ 7,253,217
  Short-term investments                       214,405
                                              ---------
                                           $ 7,467,622
                                             =========
  Preferred stocks                             $ 3,955     $ 2,036       $ -       $ 5,991
                                              =========     =======    ======     =========
  Common stocks:
    Affiliated                                 $ 66,086    $ 24,184       $ -      $ 90,270
    Unaffiliated                                   165      13,723        50        13,838
                                              ---------     -------    ------     ---------
                                              $ 66,251    $ 37,907      $ 50     $ 104,108
                                              =========     =======    ======     =========


                                             Cost or       Gross      Gross     Estimated
                                            Amortized   Unrealized  Unrealized    Fair
                                              Cost         Gains     Losses       Value
At December 31, 1997:
  U.S. Governments                             $ 58,738     $ 1,010      $ 43      $ 59,705
  States, territories and possessions               130           3         -           133
  Political subdivisions                         11,068         118         1        11,185
  Mortgage-backed securities                    281,614       7,452       258       288,808
  Special revenue                                60,518       3,453         4        63,967
  Public utilities                              428,968      25,627       151       454,444
  Industrial and miscellaneous                4,392,543     161,013    26,560     4,526,996
  Collateralized mortgage obligations         1,563,787      48,341     4,982     1,607,146
  Credit-tenant loans                          248,796      17,543       359       265,980
                                               --------     -------      ----      -------

           Total                           $ 7,046,162   $ 264,560  $ 32,358   $ 7,278,364
                                           ============  ========== =========  ===========

  Bonds                                     $ 6,921,762
  Short-term investments                       124,400
                                               -------

                                           $ 7,046,162

  Preferred stocks                             $ 3,955     $ 1,937       $ -       $ 5,892
                                               ========    ========      ====      =======

  Common stocks:
    Affiliated                                 $ 66,086    $ 14,609       $ -      $ 80,695
    Unaffiliated                                   435      15,546        77        15,904
                                                   ----     -------       ---       ------

                                              $ 66,521    $ 30,155      $ 77      $ 96,599
                                              =========   =========     =====     ========

     The amortized cost and estimated fair value of debt securities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                        Amortized      Estimated
                                                          Cost       Fair Value

Due in one year or less                                  $ 464,039     $ 465,511
Due after one year through five years                    1,541,941     1,570,052
Due after five years through ten years                   1,420,471     1,474,675
Due after ten years                                      2,289,887     2,409,791
                                                         ---------     ---------
                                                         5,716,338     5,920,029
Collateralized mortgage obligations and
   mortgage backed securities                            1,751,284     1,798,829
                                                         ---------     ---------
                                                        $7,467,622    $7,718,858
                                                         =========     =========

     The sources of net investment income were as follows:

                                             1998         1997         1996

Bonds                                        $515,152     $501,101     $439,884
Preferred stocks                                  299          399          399
Common stocks                                     146          449        1,789
Mortgage loans                                 52,305       70,469       87,035
Real estate                                    19,833       25,531       29,860
Policy loans                                    7,324        7,454        6,855
Short-term investments                          4,962        4,658        7,339
Other                                          (1,970)      (1,239)      (2,732)
                                              -------      -------      -------
                                              598,051      608,822      570,429
Investment expense                            (22,067)     (25,194)     (28,270)
Amortization of interest maintenance reserve    3,292        3,852        4,475
                                              -------      -------      -------
                                             $579,276     $587,480     $546,634
                                              =======      =======      ========

     Gross realized gains and losses from investment securities consist of the following:

                                                               Net
                                       Gross      Gross     Realized
                                     Realized    Realized     Gains
                                       Gains      Losses    (Losses)
Year ended December 31, 1998:
  Bonds                                $ 13,939      $ 240    $  13,699
  Common stocks                             376         55          321
  Mortgage loans                          5,819        181        5,638
  Real estate                             4,248        697        3,551
  Other                                   9,711         77        9,634
                                        -------      -----      -------
                                       $ 34,093    $ 1,250       32,843
                                        =======      =====
  Capital gains tax                                             (11,465)
  Transfer to IMR                                               (12,686)
                                                                 ------
  Net realized capital gains                                   $ 8,692
                                                                 ======

                                                                  Net
                                        Gross        Gross     Realized
                                       Realized    Realized      Gains
                                        Gains       Losses     (Losses)
Year ended December 31, 1997:
  Bonds                                   $ 8,304     $ 5,237      $ 3,067
  Common stocks                            64,382       4,130       60,252
  Mortgage loans                            1,520       5,318       (3,798)
  Real estate                               2,800       5,109       (2,309)
  Derivative instruments                        8       8,911       (8,903)
  Other                                    24,572          48       24,524
                                          -------      ------       ------
                                         $101,586     $28,753       72,833
                                          =======      ======      =======
  Capital gains tax                                                (25,412)
  Transfer to IMR                                                    4,116
                                                                    ------
  Net realized capital gains                                       $51,537
                                                                    ======
Year ended December 31, 1996:
  Bonds                                   $ 9,290     $ 1,489      $ 7,801
  Common stocks                            41,198         351       40,847
  Mortgage loans                              660       7,618      (6,958)
  Real estate                               2,690       2,949        (259)
  Other                                     3,830          34        3,796
                                          -------      ------       ------
                                         $ 57,668     $12,441       45,227
                                           ======      ======
  Capital gains tax                                                (15,798)
  Transfer to IMR                                                   (5,968)
                                                                   -------
  Net realized capital gains                                       $23,461
                                                                    ======

     Proceeds from the sale of bonds were $141,015, $265,701 and $197,362 during 1998, 1997 and 1996, respectively.

     The Company invests in mortgage loans collateralized principally by commercial real estate. The maximum and minimum lending rates for mortgage loans during 1998 ranged from 6.4% to 9.6%. The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 75%. The estimated fair value of the mortgage loan portfolio was $645,962 and $625,176 at December 31, 1998 and 1997, respectively.

     The Company's mortgage loans finance various types of commercial properties throughout the United States. The geographic distributions of the mortgage loans at December 31, 1998 and 1997 were as follows:

                                    1998         1997

Texas                               $ 43,616     $ 21,146
California                            39,923       51,109
Alabama                               34,493       13,020
Nebraska                              34,079       34,435
Louisiana                             31,037       22,036
Washington                            25,053       31,426
All other states                     391,195      414,241
                                     -------      -------
                                    $599,396     $587,413
                                     =======      =======

     There were no non-performing or restructured mortgage loans at December 31, 1998. At December 31, 1997, the Company held non-performing loans of $7,146. There were no restructured mortgage loans at December 31, 1997.

     Securities with an amortized cost of $5,493 and $5,469 were on deposit with government agencies at December 31, 1998 and 1997, respectively, as required by law in various jurisdictions in which the Company conducts business.

     The Company has a securities lending program whereby securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying statutory basis statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions.

     The Company has commitments to fund bond investments of approximately $45,372 and $60,900 as of December 31, 1998 and 1997, respectively. The Company also has commitments to fund mortgage loans of approximately $21,231 and $1,900 as of December 31, 1998 and 1997, respectively. These commitments are legally binding and have fixed expiration dates or other termination clauses that may require a payment of a fee. In the event that the financial condition of a borrower deteriorates materially, the commitment may be terminated. Since some of the commitments may expire or terminate, the total commitments do not necessarily represent future liquidity requirements.

3.   DERIVATIVE FINANCIAL INSTRUMENTS

     The  following  table   summarizes  the  Company's   derivative   financial
     instruments. Notional amounts are used on certain instruments to express the volume of these transactions, but do not represent the much smaller amounts potentially subject to credit risk.

                                                  Estimated
                              Notional  Statement    Fair     Year(s) of   Interest  Rate
                               Amount     Value     Value      Maturity     Paid    Received
At December 31, 1998:
  Interest-rate swaps         $202,500       $ -    $ (9,713)2002 - 2003   6.97 %   6.50 %
                              =========      ====   =========

  Interest-rate caps          $600,000   $ 2,924      $ 633  2000 - 2003        -        -
                              =========  ========     ======

  Equity-linked notes         $101,000   $ 3,541   $ 62,671  2001 - 2016        -        -
                              =========  ========  =========


At December 31, 1997:
  Interest-rate swaps         $202,500       $ -    $ (5,399)2002 - 2003   6.97 %   6.50 %
                              =========      ====   =========

  Interest-rate caps          $470,000   $ 3,269       $ 14  2000 - 2002        -        -
                              =========  ========      =====

  Foreign currency swaps       $ 6,500     $ (268)    $ (268)    1998           -        -
                               ========    ========   ========

  Equity-linked notes         $101,000   $ 4,721   $ 41,226  2001 - 2016        -        -
                              =========  ========  =========

     These derivative financial instruments involve, to varying degrees, elements of credit and market risk which are not recognized in the statutory basis statements of admitted assets, liabilities and surplus. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract which exceeds the value of existing collateral, if any. Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. The Company evaluates the risk associated with derivatives in much the same way as the risks with on-balance sheet financial instruments. The derivative's risk of credit loss is generally a small fraction of the notional value of the instrument and is represented by the fair value of the derivative financial instrument. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

     The Company has considerable experience in evaluating and managing credit risk. Each issuer or counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned.

     During 1997, the Company terminated two interest-rate swap transactions with a combined notional amount of $200,000 at a cost of approximately $8,900. This amount was charged to IMR in accordance with statutory accounting practices. These swaps were replaced with four other interest-rate swap agreements with a combined notional amount of $200,000. Terms of the new interest-rate swaps allow for more frequent repricing of the variable rate paid by the Company thereby reducing its exposure.

4.   FEDERAL INCOME TAXES

     The provision for federal income taxes reflects an effective income tax rate which differs from the prevailing federal income tax rate primarily as a result of income and expense recognition differences between statutory and income tax reporting. The major differences include capitalization and amortization of certain policy acquisition amounts for tax purposes, different methods for determining statutory and tax insurance reserves, timing of the recognition of market discounts on bonds and certain accrued expenses, and the acceleration of depreciation for tax purposes.

     The  Company's  tax  returns  have been  examined by the  Internal  Revenue
     Service (IRS) through 1992. The Company is currently contesting certain adjustments proposed by the IRS for tax years 1990 through 1992. The tax returns for 1993 through 1995 are currently under examination. Management believes the results of these examinations will have no material impact on the Company's statutory financial statements.

     Under federal income tax law in effect prior to 1984, the Company accumulated approximately $31,615 of deferred taxable income which could become subject to income taxes in the future under certain conditions. Management believes the chance that those conditions will exist is not likely.

5.   RETIREMENT BENEFITS

     The Company participates with affiliated companies in a noncontributory defined benefit plan covering all United States employees meeting certain minimum requirements. Mutual of Omaha and certain subsidiaries
     (collectively referred to as the Companies) generally make annual contributions to the plan in an amount between the minimum ERISA required contribution and the maximum tax deductible contribution. Funds for the plan are held in the general and separate accounts of the Company under the terms of a group annuity contract and in domestic equity and international common stock funds.

     Information regarding accrued benefits and net assets has not been determined on an individual company basis. The Company's allocation of salary expense was approximately 28% and 30% of the total Companies' salary expense in 1998 and 1997, respectively, and approximately 28% in 1996. The Companies expensed contributions of $10,254, $7,972 and $12,152 in 1998, 1997 and 1996, respectively. During 1996, the Companies changed mortality tables from 1971 group annuity mortality table to the 1983 group annuity mortality table. As a result of the table change, the actuarial present value of accrued benefits as of January 1, 1996, increased by $21,637. The Companies made an additional contribution of $21,637 and recorded it net of federal income taxes of $7,573 as a direct charge to surplus. In 1998, the Companies changed the plan's assumed annual investment return and in order to improve the funding status of the plan, increased the amount that will be contributed for 1998. At December 31, 1998, the Companies recorded a direct charge to surplus of $37,541, which represents an additional contribution of $57,815, net of tax. The Company's share of this contribution was $9,732, net of tax.

     The plan was amended effective January 1, 1997 to include a Postretirement Medical 401(h) Account for the funding of certain postretirement medical benefits provided by the Companies. In 1998 and 1997, Mutual of Omaha and the Company contributed approximately $2,700 and $2,600, respectively, to this account.

     A comparison of accrued benefits and net assets for the entire plan as of January 1, 1998 and 1997 follows:

                                                          1998         1997
Actuarial present value of accrued benefits:
  Vested                                                  $442,595     $380,495
  Nonvested                                                  3,302        2,204
                                                          --------     --------
                                                          $445,897     $382,699
                                                           =======      =======
Net assets available for benefits                         $389,956     $369,871
                                                           =======      =======
Assumptions:
  Annual investment return                               8.00 %       9.00 %
  Mortality table                                       1983 GAM     1983 GAM
  Discount rate                                          6.73 %       7.37 %

     The Companies also provide the Mutual of Omaha 401(k) Long-Term Savings Plan covering all United States employees who have completed one year of service and have reached their 21st birthday. Participants may elect to contribute 1% to 16% of their salary annually subject to plan and IRS limitations.  The  Companies  match  at  least  25% of the  first 6% of the contributions made by each participant. The Companies match up to an additional 75% of the first 6% of the contributions made by each participant if certain company-wide performance measures are met. Contributions expensed by the Companies were $3,054, $8,428 and $5,600 in 1998, 1997 and 1996, respectively.

     The Companies provide certain postretirement medical and life insurance benefits. The Companies subsidize these benefits with certain limitations to retirees and eligible employee groups. Employees retiring on or before December 31, 1997, were eligible for the full subsidy if they were at least age 55 with at least 10 years of service and 10 years of continuous coverage under one of the Companies' health plans. Employees retiring after December 31, 1997, must be at least age 60 with at least 15 years of service and 15 years of continuous coverage under one of the Companies' health plans, prior to retirement, to be eligible for a subsidy. Employees hired on or after January 1, 1995, are not eligible for a subsidy. The cost of these postretirement benefits is allocated to the Companies in accordance with an intercompany cost-sharing agreement. The Companies use the accrual method of accounting for postretirement benefits and elected to amortize the original transition obligation over 20 years. During the year ended December 31, 1997, liabilities of $6,418 that were previously recorded by the Company for postretirement benefits, were paid to Mutual of Omaha.

     The following table compares the accumulated benefit obligation and the accrued liability for the Companies' postretirement benefits at December 31, 1998 and 1997:

                                                           1998        1997

Accumulated postretirement benefits obligation:
    Fully eligible actives                                  $ 4,905     $ 9,695
    Retirees                                                 83,322      76,208
                                                             ------      ------
                                                             88,227      85,903
Plan assets in Postretirement Medical 401(h) Account         (5,642)     (2,713)
Unrecognized transition obligation                          (56,257)    (60,275)
Unrecognized gain                                             7,555       9,460
                                                             ------      ------
           Total accrued postretirement benefit liability   $33,883    $ 32,375
                                                             ======      ======
Assumptions:
  Discount rate                                            7.00 %      7.25 %
  Health care cost trend rate:
    First year                                             5.00 %      5.00 %

     The Companies' net periodic postretirement benefit costs include the following components:


                                            1998       1997        1996

Eligibility costs                            $ -     $ 1,598     $ 1,385
Interest costs                             6,118       5,986       5,909
Deferral of gain on plan assets               36          55           -
Amortization of transition obligation      4,018       4,018       4,018
Amortization of gain                         (99)          -           -
Return on assets                            (220)        (55)         -
                                           -----      ------      ------
           Total benefit costs            $9,853     $11,602     $11,312
                                           =====      ======      ======

     The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rate by one percentage point in each year would increase the Companies' accumulated postretirement benefits obligation as of December 31, 1998, by approximately $6,200 and the estimated eligibility and interest cost components of the net periodic postretirement benefit costs for 1998 by approximately $800.

     The Company has deferred compensation plans for certain officers and key employees. The plans were adopted upon approval by the board of directors.

6.   RELATED PARTY TRANSACTIONS

     The home office properties are occupied jointly by the Company, Mutual of Omaha and certain affiliates. Because of this relationship, the Companies incur joint operating expenses subject to allocation. Management believes the method of allocating such expenses is fair and reasonable.

     The Company received management and administrative service fees from MOSSCO-CT of $5 for the year ended December 31, 1998 and $106 from MOSSCO-NY and MOSS-CT for the year ended December 31, 1997 and $349 from MOSSCO-NE, MOSSCO-NY and MOSSCO-CT for the year ended December 31, 1996.

     The  Company  paid  $410,  $427  and  $444  during  1998,  1997  and  1996, respectively, to Kirkpatrick, Pettis, Smith, Polian, Inc., an affiliate, for equity investment management services. In addition, the Company paid assignment fees of $8 to MOSSCO-CT for the year ended December 31, 1998 and $165 to MOSSCO-NY and MOSSCO-CT for the year ended December 31, 1997 and $439 to MOSSCO-NE, MOSSCO-NY and MOSSCO-CT for the year ended December 31, 1996.

     On January 2, 1996, the Company sold 7,580 shares of First National of Nebraska, Inc. common stock to Mutual of Omaha for $27,667. The share price was determined by the stock's publicly traded market value at the date of the transaction. The Company recognized a realized gain of $27,632 and related federal income taxes were $9,671.

     Under the terms of a reinsurance treaty effected June 1, 1955, all health and accident insurance written by the Company is ceded to Mutual of Omaha. The operating results of certain lines of group health and accident and life insurance are shared equally by the Company and Mutual of Omaha. The amounts ceded were as follows:

                                                             1998      1997

Aggregate reserve for policies and contracts                $ 84,042   $92,276
                                                             =======    ======
Policy and contract claims                                  $100,213   $92,555
                                                             =======    ======

                                                  1998      1997       1996

Premium considerations                           $387,139  $378,854   $368,126
                                                  =======   =======    =======
Policyholder and beneficiary benefits            $337,101  $286,033   $273,576
                                                  =======   =======    =======
Group reinsurance settlement expense (included
  in operating expenses)                         $ 18,777  $ 10,405    $ 2,818
                                                  =======   =======    =======

     The Company also assumes group and individual life insurance from Companion. The Company entered into a coinsurance treaty with Companion relating to bank annuity business in which Companion cedes 90% of the 1998 and 75% of the 1997 related premiums to the Company and the Company pays 90% and 75% of the related benefits, in 1998 and 1997, respectively. The total amounts assumed by the Company relating to the treaties with Companion were as follows:

                                                          1998        1997

Aggregate reserve for policies and contracts              $47,634     $30,498
                                                          ========    =======

Policy and contract claims                                $ 2,917     $ 2,370
                                                          ========    =======


     The amounts ceded by the Company and included in the statutory statements of income were as follows:
                                          1998        1997        1996

Premium considerations                    $19,790     $31,343     $2,668
                                          ========    ========    ======

Policyholder and beneficiary benefits     $ 5,507     $ 3,151     $2,390
                                          ========    ========    ======

7.   REINSURANCE

     In the normal course of business, the Company assumes and cedes insurance business. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

     The reconciliation of total premiums to net premiums is as follows:

                                 1998           1997          1996

Direct                          $1,460,516     $1,541,127    $1,641,295
Assumed:
  Affiliated                        19,790         31,344         2,668
  Nonaffiliates                     26,438         23,548        23,913
Ceded:
  Affiliated                      (387,139)      (378,854)     (367,598)
  Nonaffiliated                    (34,629)       (30,061)      (14,771)
                                  ---------      ---------     --------

           Net                  $1,084,976     $1,187,104    $1,285,507
                                ===========    ===========   ==========

8.   CREDIT ARRANGEMENTS

     The Company and Mutual of Omaha are authorized by their Boards of Directors to borrow a maximum of $75,000 on a joint basis under certain lines of credit. At December 31, 1998, the Company had no outstanding borrowings against its uncommitted, uncollateralized revolving lines of credit. Interest rates applicable to borrowings under these lines of credit are negotiated with the lender at the time of borrowing.

9.   COMMITMENTS AND CONTINGENCIES

     Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position.

     Leases - The Company leases certain property to house Home Office operations in Omaha, Nebraska, from its parent, Mutual of Omaha. The current lease expires December 31, 2035.

     The Company and Mutual of Omaha rent office space, equipment and computer software under noncancellable operating leases. Future required minimum rental payments under those leases as of December 31, 1998 were approximately:

     1999                                         $17,080,000
     2000                                          14,168,000
     2001                                           8,550,000
     2002                                           4,948,000
     2003                                           2,392,000
     Thereafter                                     2,291,000
                                                   ----------
           Total                                  $49,429,000

0.  DEPOSIT FUNDS

     The estimated fair value and statement value of guaranteed investment and select maturity contracts were:

                                            1998          1997

Estimated fair value                      $1,346,065    $1,118,746
                                          ===========   ==========

Statement value                           $1,353,266    $1,119,540
                                          ===========   ==========

     The fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest-rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

     At December 31, 1998 and 1997, the Company held annuity reserves and deposit fund liabilities of $1,877,117 and $1,256,277, respectively, that were subject to discretionary withdrawal at book value with a surrender charge of less than 5%.

11.  STOCKHOLDER DIVIDENDS

     Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities. The maximum amount of dividends which can be paid to the stockholder without prior approval of the Director of Insurance of the State of Nebraska is the greater of 10% of the insurer's surplus as of the previous December 31 or net gain from operations for the previous twelve month period ending December 31. Based upon these restrictions, the Company is permitted a maximum dividend distribution of $61,061 in 1999.

12.  BUSINESS RISKS

     The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

       Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products.

       Credit Risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

       Interest-Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

13.  EXPENSE REALIGNMENT COSTS

     In March 1996, the Companies announced the elimination of approximately 1,000 positions as a part of the initiative to reduce operating costs 15% by the end of 1997. The Company incurred approximately $4,442 and $9,099 of severance and related costs, consulting fees and other one-time costs associated with expense realignment activities during 1997 and 1996, respectively.

14.  CODIFICATION OF STATUTORY ACCOUNTING PRINCIPLES

     In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (Codification). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. During 1999, the State of Nebraska adopted the Codification. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

UNITED OF OMAHA
SEPARATE ACCOUNT C

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS' REPORT AS OF
DECEMBER 31, 1998 AND FOR THE TWO YEARS
ENDED DECEMBER 31, 1998 AND 1997

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
United of Omaha Life Insurance Company

We have audited the accompanying statements of net assets, including the schedules of investments, of United of Omaha Separate Account C (comprised of the Growth, Asset Manager, Index 500, Money Market, Bond, International (T. Rowe Price), New America Growth, Equity Income (T. Rowe Price), Limited Term Bond, Contrafund, Asset Manager: Growth, Equity Income (Fidelity), International (Scudder), Global Discovery, Growth & Income, Personal Strategy Balanced, Limited-Term Bond, American Small Capitalization, American Growth, Prime Money Fund II, U.S. Government Securities, Global Governments, Capital Opportunities, High Income, Research, Emerging Growth, Real Estate Growth, Capital Growth, Emerging Markets Equity and Fixed Income portfolios) as of December 31, 1998, and the related statements of operations and changes in net assets for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting United of Omaha Separate Account C as of December 31, 1998, and the results of their operations and changes in their net assets for the two years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.





April 23, 1999

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998

------------------------------------------------------------------------------------------------------------------------------------



                                                                              Series I
                              ------------------------------------------------------------------------------------------------------
                                          Fidelity                        Scudder                       T. Rowe Price
                              ----------------------------------   --------------------- -------------------------------------------
                                                                                                        New                 Limited
                                            Asset      Index         Money                            America     Equity     Term
ASSETS                          Growth     Manager      500          Market      Bond    International Growth     Income     Bond

Investments in portfolio shares,
  at cost                      $ 935,574  $ 564,775  $ 289,429     $ 113,580  $ 463,418  $ 576,633   $ 440,520  $ 616,730  $ 74,469
                               ========== ========== ==========    ========== ========== ==========  ========== ========== ========

Investments in portfolio shares,
  at market value             $ 1,256,672 $ 652,498  $ 499,961     $ 113,580  $ 471,641  $ 637,213   $ 653,577  $ 664,571  $ 75,816
                              ---------------------- ----------    ---------- ---------- ----------  ---------- ---------- --------

Net assets                    $ 1,256,672 $ 652,498  $ 499,961     $ 113,580  $ 471,641  $ 637,213   $ 653,577  $ 664,571  $ 75,816
                              ====================== ==========    ========== ========== ==========  ========== ========== ========

Accumulation units outstanding    47,718     38,278     18,187        96,114     35,396     44,846      26,453     30,241     6,073
                                  =======    =======    =======       =======    =======    =======     =======    =======    =====

Net asset value per unit         $ 26.34    $ 17.05    $ 27.49        $ 1.00    $ 13.32    $ 14.21     $ 24.71    $ 21.97   $ 12.48
                                 ========   ========   ========       =======   ========   ========    ========   ========  =======




The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998 (continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                    Series V
                                          -----------------------------------------------------------------------------------------
                                                               Fidelity                                       Scudder
                                         ---------------------------------------------------- -----------------------------------
                                                          Asset
                                                        Manager:      Equity       Index                      Global      Growth &
ASSETS                                    Contrafund     Growth       Income        500       International Discovery      Income

Investments in portfolio shares, at cost $ 49,952,740 $ 44,800,694 $ 61,249,999 $ 27,860,150  $ 35,484,970 $ 3,672,050  $ 13,964,165
                                         ============ ============ ============= ============  =========== ============= ===========

Investments in portfolio shares,
  at market value                         $69,982,543 $ 54,858,364 $ 71,991,987 $ 32,520,940  $ 37,207,964 $ 3,943,781  $ 13,729,985
                                         ----------- -------------------------- ------------ -------------- ----------- ------------

Net assets                               $ 69,982,543 $ 54,858,364 $ 71,991,987 $ 32,520,940  $ 37,207,964 $ 3,943,781  $ 13,729,985
                                         ============ ============= =========== ============ ============== =========== ============

Accumulation units outstanding             3,173,298     2,875,591   3,996,435    2,150,305     2,455,997      300,000    1,075,906
                                           ==========    =========   ==========   ==========    ==========     ========   =========

Net asset value per unit                     $ 22.05       $ 19.08     $ 18.01      $ 15.12       $ 15.15      $ 13.15      $ 12.76
                                             ========      =======     ========     ========      ========     ========     =======




The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998 (continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                         Series V
                         ----------------------------------------------------------------------------------------------
                                                  T. Rowe Price                                     Alger
                         ---------------------------------------------------------------- -------------------------
                             New        Personal                               Limited-     American
                           America      Strategy      Equity                     Term        Small       American
ASSETS                      Growth      Balanced      Income    International    Bond     Capitalization  Growth

Investments in
portfolio shares,
  at cost                $ 31,666,280 $ 45,018,607 $ 71,804,786 $ 37,592,411 $ 27,311,537   $ 31,000,888 $ 36,025,482
                         ============ ============ ============ ============ ============   ============ ============

Investments in
 portfolio shares,
  at market value        $ 41,232,584 $ 51,609,273 $ 81,842,040 $ 41,248,435 $ 27,627,294   $ 33,231,834 $ 48,735,164
                         ------------ ------------ ----------- ------------- -------------  ------------- -------------

Net assets               $ 41,232,584 $ 51,609,273 $ 81,842,040 $ 41,248,435 $ 27,627,294   $ 33,231,834 $ 48,735,164
                         ============ ============ ============ ============ ==============  ============ =============

Accumulation units
 outstanding                1,914,746    3,090,073    4,407,085    2,966,530    2,346,709      2,138,235    2,064,926
                           ==========   ==========   ==========   ==========   ==========     ==========   ==========

Net asset value per unit     $ 21.53      $ 16.70      $ 18.57      $ 13.90      $ 11.77        $ 15.54      $ 23.60
                             ========     ========     ========     ========     ========       ========     ========


                                        Federated
                                --------------------------
                                 Prime         U.S.
                                 Money      Government
                                Fund II     Securities

 Investments in
 portfolio shares,
   at cost                        $ 39,107,358 $ 29,005,708
                                   ============= ============

 Investments in
  portfolio shares,
   at market value                $ 39,107,358 $ 30,849,440
                                   ------------ ------------

 Net assets                       $ 39,107,358 $ 30,849,440
                                   ========== =============

 Accumulation units
  outstanding                       34,415,377    2,487,692
                                   ===========   =========

 Net asset value per unit              $ 1.00      $ 12.40
                                      =======     =======



The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998 (continued)
                                   Series V
                                                                MFS                                          Pioneer
                                                                                                         Real
                                    Global       Capital        High                    Emerging        Estate      Capital
ASSETS                           Governments  Opportunities    Income      Research      Growth         Growth      Growth

Investments in portfolio shares,
  at cost                         $14,890,077 $ 15,127,642  $ 26,406,186 $ 42,206,508 $ 49,568,391   $ 7,660,099  $ 8,978,672
                                 ============ ============ ============== =========== ==============  ============ ============

Investments in portfolio shares,
  at market value                $ 15,831,422 $ 17,021,997  $ 25,498,509 $ 53,875,971 $ 66,234,681   $ 6,359,022  $ 8,017,162
                                 ------------ -------------- ----------- ------------ -------------  ------------ ------------

Net assets                       $ 15,831,422 $ 17,021,997  $ 25,498,509 $ 53,875,971 $ 66,234,681   $ 6,359,022  $ 8,017,162
                                 ========================== =======================================  ============ ============

Accumulation units outstanding     1,444,795     1,117,864    2,002,704    2,811,129    3,084,172        650,704     722,689
                                   ==========    ==========   ==========   ==========   ==========       ========    ========

Net asset value per unit             $ 10.96       $ 15.23      $ 12.73      $ 19.17      $ 21.48         $ 9.77     $ 11.09
                                     ========      ========     ========     ========     ========        =======    ========

                                   Dean Witter
                                    Emerging
                                    Markets     Fixed
                                     Equity    Income

Investments in portfolio share
  at cost                           $ 98,818  $859,698
                                     ========= ========

Investments in portfolio share
  at market value                   $103,017  $841,443
                                    --------- --------

Net assets                          $103,017  $841,443
                                    ========= ========

Accumulation units outstanding        14,713    80,837
                                      =======   ======

Net asset value per unit              $ 7.00   $ 10.41
                                      =======  =======






The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
------------------------------------------------------------------------------------------------------------------------------------



                                                                                  Series I
                                      ----------------------------------------------------------------------------------------------
                                                 Fidelity                      Scudder                    T. Rowe Price
                                      --------------------------------   -------------------- --------------------------------------
                                                                                                            New             Limited-
                                                   Asset      Index        Money              nternational America   Equity    Term
1998                                    Growth    Manager      500        Market     Bond      Stock      Growth    Income    Bond

Investment income:
  Reinvested dividends and capital
    gain distributions                  $134,152   $ 81,607  $ 16,747      $ 7,255  $ 24,094   $ 9,936    $ 12,924 $ 33,137  $ 4,027
  Mortality risk charges and expenses
    (Note 4)                             (14,853)    (9,085)   (6,390)      (1,955)   (5,317)   (8,905)     (8,365)  (8,866)   (970)
                                         ---------   --------  --------     --------  --------  --------    -------- --------  -----
           Net investment income
            (expense)                    119,299     72,522    10,357        5,300    18,777     1,031       4,559   24,271    3,057
                                        --------    -------   -------       ------   -------    ------      ------  -------   -----

Gains (losses) on investments:
  Net realized gains (losses)             38,962     14,474     5,584            -     2,489    19,915       7,525   82,003       53
  Net change in unrealized gains
       (losses)                          204,637      (5,205)  93,043            -    (3,266)   60,436      82,575   (67,065)    815
                                        --------     -------- -------           --    -------- -------     -------  ---------   ---
           Net gains (losses) on
                     investments         243,599      9,269    98,627            -      (777)   80,351      90,100   14,938      868
                                        --------     ------   -------           --      ------ -------     -------  -------     ---

Increase in net assets from operations $362,898   $ 81,791  $108,984      $ 5,300  $ 18,000   $ 81,382    $ 94,659  $ 39,209 $ 3,925
                                       =========  ========= =========     ======== =========  ========   ========= ========= =======




The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
-----------------------------------------------------------------------------------------------------------------------------



                                                                                        Series V
                                    -----------------------------------------------------------------------------------------
                                                        Fidelity                                     Scudder
                                    --------------------------------------------------  ----------------------------------
                                                    Asset
                                                  Manager:     Equity       Index                     Global    Growth &
1998 (continued)                     Contrafund    Growth      Income        500        InternationaDiscovery    Income

Investment income:
  Reinvested dividends and capital
    gain distributions               $ 3,089,619 $ 5,406,960 $ 3,813,349    $ 458,398   $ 4,144,357   $ 65,852  $ 799,685
  Mortality risk charges and expenses
    (Note 4)                            (710,977)   (607,791)   (796,919)    (237,927)     (417,876)   (39,278)  (142,819)
                                        ----------  ----------  ----------   ----------    ----------  --------- ----------
           Net investment income
             (expense)                 2,378,642   4,799,169   3,016,430      220,471     3,726,481     26,574    656,866
                                      ----------  ----------  ----------     --------    ----------    -------   --------

Gains (losses) on investments:
  Net realized gains (losses)          1,456,092     870,446   1,100,664      299,643     1,053,943     68,569     65,051
  Net change in unrealized gains
     (losses)                         11,277,313   1,704,498   2,139,634    4,244,236       (22,111)   251,048    (504,207)
                                     -----------  ----------  ----------   ----------       --------- --------   ----------
           Net gains (losses) on
               investments            12,733,405   2,574,944   3,240,298    4,543,879     1,031,832    319,617    (439,156)
                                     -----------  ----------  ----------   ----------    ----------   --------   ----------

Increase in net assets from
  operations                        $15,112,047  $ 7,374,113 $ 6,256,728 $ 4,764,350    $ 4,758,313  $346,191    $ 217,710
                                    =========== ============ =========== ============   ============ =========  ==========

                                   ------------------------
                                          T. Rowe Price
                                   ------------------------
                                       New      Personal
                                     America    Strategy
                                        Growth     Balanced

 Investment income:
   Reinvested dividends and capital
     gain distributions               $ 818,675 $ 3,316,357
   Mortality risk charges and expense
     (Note 4)                          (420,616)   (571,457)
                                       ----------  ---------
            Net investment income
              (expense)                 398,059   2,744,900
                                       --------  ---------

 Gains (losses) on investments:
   Net realized gains (losses)          474,432     644,781
   Net change in unrealized gains
      (losses)                        4,639,282   2,185,079
                                     ----------  ---------
            Net gains (losses) on
                investments           5,113,714   2,829,860
                                     ----------  ---------

 Increase in net assets from
  operations                         $5,511,773 $ 5,574,760
                                    ========== ============



The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                     Series V
                                            ----------------------------------------------------------------------------------------
                                                       T. Rowe Price                         Alger                  Federated
                                            -------------------------------------   ------------------------- ----------------------
                                                                      Limited-       American                   Prime       U.S.
                                               Equity                   Term           Small      American      Money    Government
1998 (continued)                               Income    International  Bond        Capitalization Growth      Fund II   Securities

Investment income:
  Reinvested dividends and capital gain
          distributions                       $4,075,310   $ 642,256 $ 1,259,311     $3,823,721  $ 5,897,690  $1,451,901   $ 407,214
  Mortality risk charges and expenses (Note 4)  (922,963)   (470,596)   (259,639)      (347,043)    (460,057)   (366,184)  (334,326)
                                                ----------  ----------  ---------     ----------   ----------  ----------  ---------
           Net investment income (expense)     3,152,347     171,660     999,672      3,476,678    5,437,633   1,085,717      72,888
                                              ----------    --------    --------     ----------   ----------  ----------     ------

Gains (losses) on investments:
  Net realized gains (losses)                  1,926,140   1,337,167      65,242       (255,903)   1,971,427           -     696,005
  Net change in unrealized gains (losses)        338,327   3,586,446     187,101        829,458    7,452,117           -     941,440
                                                --------  ----------    --------       --------   ----------          --    -------
           Net gains (losses) on investments   2,264,467   4,923,613     252,343        573,555    9,423,544           -   1,637,445
                                              ----------  ----------    --------       --------   ----------          --  ---------

Increase in net assets from operations       $ 5,416,814  $5,095,273  $ 1,252,015    $4,050,233  $ 14,861,177 $1,085,717  $1,710,333
                                            ============ =========== ============   =========== ============= ========== ==========



The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)


                                                                           Series V
                                                                                                                     Morgan Stanley
                                                             MFS                                       Pioneer        Dean Witter
                                                                                                  Real               Emerging
                                    Global      Capital      High                  Emerging      Estate   Capital     Markets  Fixed
1998 (continued)                  Governments Opportunities Income     Research     Growth       Growth    Growth     Equity  Income

Investment income:
  Reinvested dividends and capital
    gain distributions             $ 179,273    $ 34,126  1,714,934  1,077,367  $ 489,487   $ 298,938    $ 501,544    $ 531   34,976
  Mortality risk charges and expenses
    (Note 4)                        (181,446)   (119,210)  (295,312)  (582,668)  (678,228)    (72,153)     (83,985)    (425) (2,619)
                                    ---------   ---------  ---------  ---------  ----------  ---------    ---------   ------ -------
           Net investment income
             (expense)                (2,173)    (85,084) 1,419,622    494,699    (188,741)   226,785      417,559      106   32,357
                                      -------    ------------------   --------   ----------  --------     --------     ----  ------

Gains (losses) on investments:
  Net realized gains (losses)        103,089      49,710    479,122  2,087,913   4,564,396    (29,215)      (5,064) (2,895)   1,380
  Net change in unrealized gains
     (losses)                        895,000   2,151,845 (1,990,063) 6,571,348  11,325,013  (1,537,728)  (1,004,636) 4,199  (18,255)
                                    --------  ---------- ----------- ---------- ----------- ------------ ----------- ------ --------
           Net gains (losses) on
               investments           998,089  2,201,555  (1,510,941) 8,659,261  15,889,409  (1,566,943)  (1,009,700) 1,304  (16,875)
                                    -------   ---------- ---------------------- ----------- ------------ ----------- ------ --------
Increase (decrease) in net assets from
  operations                       $ 995,916  $ 2,116,471 $ (91,319) 9,153,960 15,700,668  $(1,340,158)  $ (592,141)  1,410   15,482
                                   ========== ===========  ========= ====================== ============= ========== ======= =======

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                         Series I
                                              --------------------------------------------------------------------------------------
                                                       Fidelity               Scudder                      T. Rowe Price
                                              ---------------------------------------------- ---------------------------------------
                                                                                                            New              Limited
                                                        Asset   Index     Money                           America   Equity    Term
1997                                          Growth   Manager   500      Market    Bond    International Growth    Income    Bond

Investment income:
  Reinvested dividends and capital gain
     distributions                             $28,533 $ 61,409 $ 11,589  $ 5,069  $ 20,453  $ 12,584    $ 1,295  $ 30,857  $ 4,337
  Mortality risk charges and expenses (Note 4) (12,173)  (8,113)  (5,522)  (1,403)   (4,463)   (9,225)    (7,081)   (7,422)  (1,027)
                                               -------- -------- -------- --------  --------  --------   --------  -------- -------
           Net investment income (expense)      16,360   53,296    6,067    3,666    15,990     3,359      (5,786)  23,435    3,310
                                               -------  -------   ------   ------   -------    ------     -------- -------   -----

Gains (losses) on investments:
  Net realized gains (losses)                   77,035    8,473   29,983        -       735    47,137     15,634    30,791     (778)
  Net change in unrealized gains (losses)       74,772   37,964   69,782        -     6,591    (50,959)   82,137    72,058      936
                                                -------  -------  -------       --    ------   ---------  -------   -------     ---
           Net gains (losses) on investments   151,807   46,437   99,765        -     7,326     (3,822)   97,771   102,849      158
                                               --------  -------  -------       --    ------    --------  -------  --------     ---

Increase (decrease) in net assets from
               operations                     $168,167 $ 99,733 $105,832  $ 3,666  $ 23,316     $ (463) $ 91,985  $126,284  $ 3,468
                                              ======== ======== ======== ======== =========    ======== ======== ========= =======

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)

                                      Series V

                                                        Fidelity                                  Scudder              T. Rowe Price

                                                    Asset                                                            New    Personal
                                                 Manager:     Equity      Index                    Global Growth & America  Strategy
1997 (continued)                     Contrafund    Growth      Income       500   International Discovery Income   Growth   Balanced
Investment income:
  Reinvested dividends and capital

    gain distributions                $ 833,552  $ 37,343 $ 3,268,324        $ -  $ 415,666      $ -  $ 36,878  $ 69,250 $ 1,697,950
  Mortality risk charges and expenses
        (Note 4)                       (464,692) (423,138)   (531,924)   (33,089)  (276,084) (10,709)  (25,263) (272,898)  (383,372)
                                       --------- ----------  ----------  --------  ------------------- -------- ----------  --------
           Net investment income
          (expense)                     368,860  (385,795) 2,736,400     (33,089)  139,582   (10,709)  11,615   (203,648) 1,314,578
                                       --------  --------------------    --------  --------  --------- -------  -------------------

Gains (losses) on investments:
  Net realized gains                    629,484   365,565     655,557     17,387    264,676   21,330    20,076   221,401     100,725
  Net change in unrealized gains      6,710,488 7,280,611   6,572,810    416,554    799,404   20,683   270,027 4,398,725   3,522,132
                                      --------- ---------  ----------   --------   --------  -------  -------- ---------  ---------
           Net gains on investments   7,339,972 7,646,176   7,228,367    433,941  1,064,080   42,013   290,103 4,620,126   3,622,857
                                      --------- ---------  ----------   -------- ----------  -------  -------- ---------  ---------

Increase in net assets from
    operations                       $7,708,832 7,260,381 $ 9,964,767  $400,852   1,203,662  31,304  $301,718  4,416,478 $ 4,937,435
                                     ========== ========== ========== ========= ========== ======= ========= ========== ===========

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
------------------------------------------------------------------------------------------------------------------------------------



                                    Series V
                                            ----------------------------------------------------------------------------------------
                                                       T. Rowe Price                         Alger                    Federated
                                            ------------------------------------   -------------------------- ----------------------
                                                                      Limited-    American                     Prime       U.S.
                                               Equity                   Term        Small       American       Money    Government
1997 (continued)                               Income    International  Bond     Capitalization  Growth       Fund II   Securities

Investment income:
  Reinvested dividends and capital gain
            distributions                     $3,148,705   $ 780,803  $ 591,649    $ 838,472     $ 220,950  $ 1,163,294   $ 579,257
  Mortality risk charges and expenses (Note 4)  (557,127)   (378,701)  (119,951)    (279,259)     (304,181)    (290,032)   (199,164)
                                                ----------  ---------- ---------    ----------    ---------    --------   ---------
           Net investment income (expense)     2,591,578     402,102    471,698      559,213       (83,231)    873,262     380,093
                                              ----------    --------   --------     --------       --------    --------    -------

Gains (losses) on investments:
  Net realized gains (losses)                    389,805     751,583   (20,027)      165,014       561,387            -      38,905
  Net change in unrealized gains (losses)      8,011,281    (979,177)  117,407     1,643,596     4,429,566            -     817,166
                                              ----------    ---------- --------   ----------    ----------           --    -------
           Net gains (losses) on investments   8,401,086    (227,594)   97,380     1,808,610     4,990,953            -     856,071
                                              ----------    ----------  -------   ----------    ----------           --    -------

Increase in net assets from operations      $ 10,992,664   $ 174,508 $ 569,078   $ 2,367,823  $ 4,907,722    $ 873,262  $ 1,236,164
                                            ============= ========== ==========  ============ ============   ========== ===========

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)

                                    Series V
                                                    MFS                                                               Pioneer
                                                   Global       Capital       High                  Emerging     Estate    Capital
1997 (continued)                                 Governments  Opportunities  Income     Research     Growth      Growth     Growth

Investment income:
  Reinvested dividends and capital gain
     distributions                                  $229,599    $ 466,662          $ -         $ -         $ -   $ 73,322   $ 3,234
  Mortality risk charges and expenses (Note 4)      (132,850)     (12,625)    (205,937)   (369,367)   (475,969)   (17,753)  (14,831)
                                                    ----------    ---------   ----------  ----------  ---------   --------  --------
           Net investment income (expense)            96,749      454,037     (205,937)   (369,367)   (475,969)   55,569    (11,597)
                                                     -------     --------     ----------  ----------  ---------   -------   --------

Gains (losses) on investments:
  Net realized gains                                  20,167        4,244    1,241,723   1,073,282   1,843,154     48,987     1,476
  Net change in unrealized gains (losses)           (302,708)    (257,490)   1,013,285   4,051,206   5,506,481    236,651    43,126
                                                    ----------   ---------- ----------  ----------  ----------   --------   ------
           Net gains (losses) on investments        (282,541)    (253,246)   2,255,008   5,124,488   7,349,635    285,638    44,602
                                                    ----------   ---------- ----------  ----------  ----------   --------   ------

Increase (decrease) in net assets from operations  $(185,792)   $ 200,791  $ 2,049,071 $ 4,755,121 $ 6,873,666  $341,207  $ 33,005
                                                   ===========  ========== ============ =========== ===========   ========  ========
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
------------------------------------------------------------------------------------------------------------------------------------



                                                                                    Series I
                                          ------------------------------------------------------------------------------------------
                                                    Fidelity                    Scudder                     T. Rowe Price
                                          ------------------------------  --------------------  ------------------------------------
                                                                                                            New              Limited
                                                      Asset     Index       Money                Inter-   America   Equity     Term
1998                                        Growth   Manager     500       Market     Bond      national   Growth   Income     Bond

From operations:
  Net investment income (expense)          $ 119,299 $ 72,522  $ 10,357     $ 5,300  $ 18,777    $ 1,031  $ 4,559  $ 24,271  $ 3,057
  Net realized gains (losses)                 38,962   14,474     5,584           -     2,489     19,915    7,525    82,003       53
  Net change in unrealized gains (losses)    204,637    (5,205)  93,043           -     (3,266)   60,436   82,575    (67,065)    815
                                            --------   -------- -------          --    --------  -------  -------   ---------   ---

                                             362,898   81,791   108,984       5,300    18,000     81,382   94,659    39,209    3,925
                                            --------  -------  --------      ------   -------    -------  -------   -------   -----

From policyowner transactions:
  Purchases                                  272,659   23,896     1,749     654,064   239,999    130,619   18,550   326,456   12,419
  Withdrawals                               (324,590) (92,144)  (36,580)   (664,205) (110,837)  (139,784) (13,168) (297,634) (3,825)
                                            ------------------- ---------  -------------------- ----------------- ------------ -----

                                             (51,931) (68,248)  (34,831)    (10,141) 129,162      (9,165)  5,382    28,822    8,594
                                             ------------------ ---------   -----------------     -------- ------   -------   -----

Increase (decrease) in net assets            310,967   13,543    74,153      (4,841)  147,162     72,217  100,041    68,031   12,519

Net assets, beginning of year                945,705  638,955   425,808     118,421   324,479    564,996  553,536   596,540   63,297
                                            -------- --------  --------    --------  --------   -------- --------  --------  ------

Net assets, end of year                   $1,256,672 $652,498 $499,961    $ 113,580 $ 471,641  $ 637,213 $653,577 $ 664,571 $ 75,816
                                          =============================   ==================== =====================================

Accumulation unit purchases                   12,597    1,525        73     562,756    18,429      9,726      856    15,120    1,029
Accumulation unit withdrawals                (14,262)  (5,769)   (1,485)   (570,692)   (8,626)   (10,301)    (581)  (14,072)   (319)
                                             --------- --------  --------  ----------  --------  ---------   ------ ---------  -----

Net increase (decrease) in units outstanding  (1,665)  (4,244)   (1,412)     (7,936)    9,803       (575)     275     1,048      710

Units outstanding, beginning of year          49,383   42,522    19,599     104,050    25,593     45,421   26,178    29,193    5,363
                                             -------  -------   -------    --------   -------    -------  -------   -------   -----

Units outstanding, end of year                47,718   38,278    18,187      96,114    35,396     44,846   26,453    30,241    6,073
                                             =======  =======   =======     =======   =======    =======  =======   =======   =====

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)





                                             Series V

                                                   Fidelity                                          Scudder
                                               Asset
                                             Manager:     Equity      Index                   Global    Growth &
1998 (continued)                Contrafund    Growth      Income       500       InternationaDiscovery   Income

From operations:

  Net investment income
     (expense)                  $ 2,378,642 $ 4,799,169 $ 3,016,430  $ 220,471   $ 3,726,481  $ 26,574   $ 656,866

  Net realized gains (losses)     1,456,092     870,446  1,100,664     299,643     1,053,943    68,569      65,051

  Net change in unrealized gains 11,277,313   1,704,498  2,139,634   4,244,236        (22,111) 251,048     (504,207)
                                 -----------  ---------- ----------  ----------       -----------------    ----------
                                 15,112,047   7,374,113  6,256,728   4,764,350     4,758,313   346,191     217,710
                                -----------  ---------- ----------  ----------    ----------  --------    --------

From policyowner transactions:

  Purchases                       8,442,500   5,710,428 13,239,127  19,837,426    11,056,886 2,066,128   8,142,779

  Withdrawals                    (5,208,496) (3,578,049)(5,968,305) (2,168,188)   (9,708,314) (696,644) (1,476,579)  )
                                 -----------------------------------------------  ---------------------------------- -

                                  3,234,004   2,132,379  7,270,822  17,669,238     1,348,572  1,369,484  6,666,200
                                 ----------  ---------- ---------- -----------    ---------- ---------- ----------

Increase (decrease) in
net assets                      18,346,051   9,506,492 13,527,550  22,433,588     6,106,885 1,715,675   6,883,910

Net assets, beginning of year   51,636,492  45,351,872  58,464,437 10,087,352    31,101,079  2,228,106  6,846,075
                                ----------- ----------- ----------------------   ----------- ---------- ----------

Net assets, end of year        $69,982,543 $54,858,364 $71,991,987$32,520,940   $37,207,964 $3,943,781$13,729,985   $
                                ===============================================  ==================================

Accumulation unit purchases        477,393     358,922    851,493   1,509,166       786,536   167,565     641,880

Accumulation unit withdrawals     (296,210)   (231,851)  (383,154)   (187,979)     (722,194)  (61,675)   (127,568)
                                 ----------  ---------- ----------  ----------    ---------- ---------  ----------

Net increase (decrease) in units
     outstanding                   181,183    127,071    468,339   1,321,187        64,342   105,890     514,312

Units outstanding,
     beginning of year           2,992,115   2,748,520  3,528,096     829,118     2,391,655   194,110     561,594
                                 ----------  ---------- ----------    --------    ----------  --------    --------

Units outstanding, end of year   3,173,298   2,875,591  3,996,435   2,150,305     2,455,997   300,000   1,075,906
                                 ==========  ========== ==========  ==========    ==========  ========  ==========


                                                   T. Rowe Price
                                     New      Personal                           Limited-
                                   America    Strategy    Equity                   Term
                                   Growth     Balanced    Income    International  Bond
1998 (continued)

From operations:

  Net investment income
     (expense)                      $ 398,059 $ 2,744,900$ 3,152,347   $ 171,660   $ 999,672

  Net realized gains (losses)         474,432    644,781   1,926,140   1,337,167      65,242

  Net change in unrealized gains    4,639,282  2,185,079     338,327   3,586,446     187,101
                                    ---------- ----------    --------  ----------    -------
                                    5,511,773  5,574,760   5,416,814   5,095,273   1,252,015
                                   ---------- ----------  ----------  ----------  ---------

 rom policyowner transactions:

  Purchases                         7,744,835  7,426,015  15,460,179  11,413,923  14,463,748

  Withdrawals                      (1,690,710)(2,819,625) (6,119,408)(10,116,157) (2,624,745
                                   ---------------------------------------------------------

                                    6,054,125  4,606,390   9,340,771   1,297,766  11,839,003
                                   ---------- ----------  ----------  ---------- ----------

 ncrease (decrease) in
 et assets                        11,565,898 10,181,150  14,757,585   6,393,039  13,091,018

 et assets, beginning of year     29,666,686  41,428,123 67,084,455  34,855,396  14,536,276
                                  ----------- ---------------------- ----------- ----------

 et assets, end of year        $  41,232,584 $51,609,273$81,842,040 $ 41,248,435$27,627,294
                                  ==========================================================

 ccumulation unit purchases          499,770    524,423     948,617     901,060   1,291,144

 ccumulation unit withdrawals       (184,848)  (227,284)   (378,920)   (791,799)   (247,015)
                                   ---------- ----------  ----------  ----------  ---------

 et increase (decrease) in units
     outstanding                    314,922    297,139     569,697     109,261   1,044,129

 nits outstanding,
     beginning of year             1,599,824  2,792,934   3,837,388   2,857,269   1,302,580
                                   ---------- ----------  ----------  ----------  ---------

 nits outstanding, end of year     1,914,746  3,090,073   4,407,085   2,966,530   2,346,709
                                  ========== ==========  ==========  ==========  =========





The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
                            Series V
                                   Alger                  Federated                                    MFS
                             American                  Prime       U.S.
                              Small     American       Money    Government     Global     Capital      High                 Emerging
1998 (continued)             CapitalizatioGrowth       Fund II   Securities   Governments OpportunitiesIncome     Research    Growth

From operations:
  Net investment income
    (expense)            3,476,678 $ 5,437,633  $ 1,085,717    $ 72,888     $ (2,173) $ (85,084)$ 1,419,622  $ 494,699   $ (188,741)
  Net realized gains
          (loss)          (255,903)  1,971,427            -     696,005      103,089     49,710     479,122  2,087,913    4,564,396
  Net change in
unrealized
    gains (losses)         829,458   7,452,117            -     941,440      895,000  2,151,845   (1,990,063)6,571,348   11,325,013
                          --------  ----------           --    --------     -------- ----------  ---------------------  -----------

                          4,050,233  14,861,177    1,085,717   1,710,333      995,916  2,116,471      (91,319)9,153,960   15,700,668
                         ---------- -----------   ----------  ----------     -------- ----------     ------------------  -----------

From policyowner
transactions:
  Purchases              4,518,346   9,530,357   86,150,077  14,895,491    3,184,647 11,602,172  25,681,655 10,044,190   24,074,623
  Withdrawals           (3,014,435) (6,812,535) (69,514,719) (7,058,231)  (1,746,557)  (318,230)(22,507,105)(6,476,665) (20,466,865)
                         ---------- ----------- ------------ ---------------- ------------ -----------------------------------------

                          1,503,911   2,717,822   16,635,358   7,837,260    1,438,090  11,283,942  3,174,550  3,567,525    3,607,758
                         ----------  ----------  -----------  ----------   ---------- ----------- ---------- ----------   ----------

Increase (decrease)
   in  net assets         5,554,144  17,578,999   17,721,075   9,547,593    2,434,006 13,400,413   3,083,231 12,721,485   19,308,426

Net assets, beginning
     of year             27,677,690  31,156,165   21,386,283  21,301,847   13,397,416  3,621,584  22,415,278  41,154,486  46,926,255
                         ----------------------  ----------- -----------  ----------- ---------- ----------- ----------- -----------

Net assets, end
     of year            $33,231,834 $48,735,164  $39,107,358 $30,849,440  $15,831,422 $17,021,997$25,498,509 $53,875,971$ 66,234,681
                         ========== ============ ======================== ==========================================================

Accumulation unit purchase  345,456     522,470   77,323,685   1,254,460      315,249    857,379   1,964,939    540,416    1,345,849
Accumulation unit
  withdrawal               (228,697)   (376,025) (62,393,332)   (591,558)   (173,297)   (31,712) (1,691,870)  (338,022)  (1,152,483)
                          ---------  -----------------------  ----------   ----------  --------------------- ---------- ------------

Net increase (decrease)
  in units outstanding      116,759     146,445   14,930,353     662,902      141,952    825,667     273,069    202,394      193,366

Units outstanding,
 beginning of year        2,021,476   1,918,481   19,485,024   1,824,790    1,302,843    292,197   1,729,635  2,608,735    2,890,806
                          ---------  ----------  -----------  ----------   ----------   --------  ---------- ----------   ----------

Units outstanding, end
of year                   2,138,235   2,064,926   34,415,377   2,487,692    1,444,795  1,117,864   2,002,704  2,811,129    3,084,172
                          =========  ==========  ===========  ==========   ========== ==========  ========== ==========   ==========



                                  Pioneer               Dean Witter
                               Real                   Emerging
                                 Estate     Capital     Markets   Fixed
                               Growth      Growth     Equity    Income
     (expense)                   $ 226,785  $ 417,559      $ 106 $ 32,357
   Net realized gains
           (loss)                   (29,215)    (5,064)    (2,895)   1,380
   Net change in unrealized
     gains (losses)               (1,537,728)(1,004,636)    4,199   (18,255)
                                 -----------------------   ------  --------

                                  (1,340,158)  (592,141)    1,410   15,482
                                 ------------ ----------   ------  ------

 From policyowner transactions:
   Purchases                      4,652,337  4,528,117    109,733  867,518
   Withdrawals                  (2,194,334)  (432,785)    (8,126) (41,557)
                                 ------------ ----------   ----------------

                                  2,458,003  4,095,332    101,607  825,961
                                 ---------- ----------   -------- -------

 Increase (decrease) in
    net assets                    1,117,845  3,503,191    103,017  841,443

 Net assets, beginning
      of year                     5,241,177  4,513,971          -        -
                                 ---------- ----------         --       -

 Net assets, end
      of year                   $ 6,359,022 $ 8,017,162 $103,017  $841,443
                                ================================= ========

 Accumulation unit purchase         421,925    378,915     15,973   85,024
 Accumulation unit
   withdrawal                      (199,793)   (40,182)    (1,260)  (4,187)
                                   ----------  ---------   -------- -------

 Net increase (decrease) in
    units outstanding               222,132    338,733  #  14,713   80,837

 Units outstanding, beginning
   of year                          428,572    383,956          -        -
                                   --------   --------         --       -

 Units outstanding, end
 of year                            650,704    722,689     14,713   80,837
                                   ========   ========    =======  ======



The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                    Series I
                                          ------------------------------------------------------------------------------------------
                                                    Fidelity                   Scudder                      T. Rowe Price
                                          -----------------------------  ---------------------  ------------------------------------
                                                                                                            New              Limited
                                                      Asset    Index       Money                 Inter-   America   Equity     Term
1997                                       Growth    Manager    500       Market      Bond      national   Growth   Income     Bond

From operations:
  Net investment income (expense)          $ 16,360  $ 53,296  $ 6,067   $ 3,666   $ 15,990     $ 3,359 $ (5,786) $ 23,435   $ 3,310
  Net realized gains (losses)                77,035     8,473   29,983         -        735      47,137   15,634    30,791     (778)
  Net change in unrealized gains (losses)    74,772    37,964   69,782         -      6,591      (50,959) 82,137    72,058       936
                                            -------   -------  -------        --     ------     ----------------   -------      ---

                                            168,167    99,733  105,832     3,666     23,316         (463) 91,985   126,284     3,468
                                           --------   ------- --------    ------    -------        -------------  --------    -----

From policyowner transactions:
  Purchases                                 196,856    84,933    6,287   635,356    102,548     240,931   31,103   101,705     4,401
  Withdrawals                              (282,373)  (47,931) (78,917) (543,406)  (205,263)   (456,332) (66,700) (178,913) (34,960)
                                           ---------- ----------------- ---------- ----------  ----------------------------- -------

                                            (85,517)  37,002   (72,630)  91,950    (102,715)   (215,401) (35,597)  (77,208) (30,559)
                                            --------- -------  --------  -------   ----------  ------------------- --------- -------

Increase (decrease) in net assets            82,650   136,735   33,202    95,616    (79,399)   (215,864)  56,388    49,076  (27,091)

Net assets, beginning of year               863,055   502,220  392,606    22,805    403,878     780,860  497,148   547,464    90,388
                                           --------  -------- --------   -------   --------    -------- --------  --------   ------

Net assets, end of year                   $ 945,705 $638,955  $425,808 $ 118,421 $ 324,479    $ 564,996 $553,536 $ 596,540 $ 63,297
                                          ========= ========== ======== ====================   =====================================

Accumulation unit purchases                  11,390     6,364      316   558,453      8,629      18,532    1,743     5,558       385
Accumulation unit withdrawals               (16,881)   (3,599)  (4,351) (475,143)   (17,294)    (36,915)  (3,634)  (10,394)  (3,081)
                                            ---------  -------- ------- ----------  ---------   --------- -------- ---------  ------

Net increase (decrease) in units outstanding (5,491)    2,765   (4,035)   83,310     (8,665)    (18,383)  (1,891)   (4,836)  (2,696)

Units outstanding, beginning of year         54,874    39,757   23,634    20,740     34,258      63,804   28,069    34,029     8,059
                                            -------   -------  -------   -------    -------     -------  -------   -------    -----

Units outstanding, end of year               49,383    42,522   19,599   104,050     25,593      45,421   26,178    29,193     5,363
                                            =======   =======  =======  ========    =======     =======  =======   =======    =====




The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                       Series V
                             -------------------------------------------------------------------------------------------------------
                                               Fidelity                                  Scudder                    T. Rowe Price
                             ----------------------------------------------  ---------------------------------  --------------------
                                           Asset                                                                   New      Personal
                                         Manager:     Equity      Index                   Global    Growth &     America    Strategy
1997 (continued)             Contrafund   Growth      Income       500       InternationDiscovery    Income       Growth    Balanced

From operations:
  Net investment income
       (expenses)             $368,860  $ (385,795)$ 2,736,400  $ (33,089)  $ 139,582  $ (10,709)  $ 11,615  $ (203,648)$ 1,314,578
  Net realized gains           629,484     365,565    655,557      17,387     264,676     21,330     20,076     221,401     100,725
  Net change in unrealized
     gains                   6,710,488   7,280,611  6,572,810     416,554     799,404     20,683    270,027   4,398,725   3,522,132
                             ----------  ---------- ----------    --------    --------    -------   --------  ----------  ----------

                             7,708,832   7,260,381  9,964,767     400,852   1,203,662     31,304    301,718   4,416,478   4,937,435
                             ----------  ---------- ----------    --------  ----------    -------   --------  ----------  ----------

From policyowner transactions:
  Purchases                  22,379,007  17,334,055 22,761,995   9,857,232  16,095,092  2,463,504  6,650,954  12,184,226  15,294,651
  Withdrawals                (3,567,820) (1,344,564)(3,806,596)   (170,732) (1,517,313)  (266,702)  (106,597) (1,147,692)  (467,115)
                             -----------------------------------  --------- ------------ ---------- --------- ------------  --------

                             18,811,187 15,989,491  18,955,399  9,686,500   14,577,779 2,196,802  6,544,357   11,036,534 14,827,536
                             ---------------------- ----------- ----------  --------------------- ----------  ----------------------

Increase in net assets       26,520,019  23,249,872 28,920,166  10,087,352  15,781,441  2,228,106  6,846,075  15,453,012  19,764,971

Net assets, beginning of year25,116,473 22,102,000  29,544,271          -   15,319,638         -          -   14,213,674 21,663,152
                             ---------------------- -----------         --  -----------        --         --  ----------------------

Net assets, end of year      $51,636,492$45,351,872 $58,464,437$10,087,352  $31,101,079$2,228,106 $6,846,075  $29,666,686$41,428,123
                             ============================================== ================================= ======================

Accumulation unit purchases   1,465,961   1,212,666  1,553,926     846,841   1,254,739    217,515    572,374     762,008   1,148,375
Accumulation unit withdrawals  (259,120)   (119,180)  (282,508)    (17,723)   (132,541)   (23,405)   (10,780)    (79,439)   (58,658)
                               ----------  ---------- ----------   --------   ----------  ---------  --------    ---------   -------

Net increase in units
     outstanding              1,206,841   1,093,486  1,271,418     829,118   1,122,198    194,110    561,594     682,569   1,089,717

Units outstanding, beginning
          of year             1,785,274   1,655,034  2,256,678           -   1,269,457          -          -     917,255   1,703,217
                              ----------  ---------- ----------          --  ----------         --         --    --------  ---------

Units outstanding, end
         of year              2,992,115   2,748,520  3,528,096     829,118   2,391,655    194,110    561,594   1,599,824   2,792,934
                             ==========  ========== ==========    ========  ==========   ========   ========  ==========  ==========


                            ----------------------------------

                            ----------------------------------
                                                   Limited -
                              Equity                  Term
                              Income   International  Bond
         (expenses)            $ 393,627   $ 148,852  $ 147,574
    Net realized gains           139,631     211,865     (8,394)
    Net change in unrealized
       gains                   1,630,152     998,543      7,327
                               ----------    --------     -----

                               2,163,410   1,359,260    146,507
                               ----------  ----------   -------

  From policyowner transactions
    Purchases                  23,732,206  20,749,014  6,350,319
    Withdrawals                (1,754,680) (3,224,170)  (395,866)
                               ------------------------ ---------

                               21,977,526 17,524,844  5,954,453
                               ---------------------- ---------

  Increase in net assets       24,140,936  18,884,104  6,100,960

  Net assets, beginning of year1,417,800   1,916,743    580,948
                               ----------  ----------   -------

  Net assets, end of year      $25,558,736$20,800,847 $6,681,908
                               =================================

  Accumulation unit purchases   1,892,614   1,853,967    616,757
  Accumulation unit withdrawals  (153,310)   (298,582)   (41,338)
                                -----------  ----------  --------

  Net increase in units
       outstanding              1,739,304   1,555,385    575,419

  Units outstanding, beginning
            of year               121,994     181,399     56,018
                                  --------    --------    ------

  Units outstanding, end
           of year              1,861,298   1,736,784    631,437
                               ==========  ==========   =======





The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
------------------------------------------------------------------------------------------------------------------------------------


                                    Series V
                                                 -----------------------------------------------------------------------------------
                                                           T. Rowe Price                      Alger                   Federated
                                                 -----------------------------------  ----------------------- ----------------------
                                                                         Limited-      American                 Prime       U.S.
                                                   Equity                  Term          Small     American     Money    Government
1997 (continued)                               Income    International Bond       CapitalizationGrowth       Fund II   Securities

From operations:
  Net investment income (expense)            $ 2,591,578  $ 402,102   $ 471,698     $ 559,213  $ (83,231)    $ 873,262   $ 380,093
  Net realized gains (losses)                    389,805    751,583     (20,027)      165,014    561,387             -      38,905
  Net change in unrealized gains (losses)      8,011,281    (979,177)   117,407     1,643,596  4,429,566             -     817,166
                                              ----------   ----------  --------    ---------- ----------            --    --------

                                              10,992,664    174,508     569,078     2,367,823  4,907,722       873,262   1,236,164
                                             -----------   --------    --------    ---------- ----------      --------  ----------

From policyowner transactions:
  Purchases                                   31,761,358 20,600,651   8,192,864    11,476,371 11,315,296    74,848,619   9,443,646
  Withdrawals                                 (1,228,303)(6,720,610)   (907,574)   (4,517,065)(2,832,455)   (77,124,634)(1,657,930)
                                              -----------------------  ----------  -----------------------  ------------------------

                                              30,533,055  13,880,041   7,285,290     6,959,306  8,482,841     (2,276,015) 7,785,716
                                             ----------- ----------- ----------    ---------- ----------    ----------------------

Increase (decrease) in net assets             41,525,719  14,054,549   7,854,368     9,327,129 13,390,563    (1,402,753)  9,021,880

Net assets, beginning of year                 25,558,736  20,800,847   6,681,908    18,350,561  17,765,602    22,789,036 12,279,967
                                             ----------- ----------- ----------   ----------- -----------   ----------------------

Net assets, end of year                      $67,084,455 $34,855,396 $14,536,276   $27,677,690 $31,156,165   $21,386,283$21,301,847
                                             ======================= ============  ========================  =======================

Accumulation unit purchases                    2,082,909   1,684,252     763,943       906,849    767,866    69,996,486     856,007
Accumulation unit withdrawals                   (106,819)   (563,767)    (92,800)     (359,479)  (208,267)   (72,037,285)  (159,756)
                                                ---------- ----------   ---------    ---------- ----------  ------------- ----------

Net increase (decrease) in units outstanding   1,976,090   1,120,485     671,143       547,370    559,599    (2,040,799)    696,251

Units outstanding, beginning of year           1,861,298   1,736,784     631,437     1,474,106  1,358,882     21,525,823  1,128,539
                                              ----------  ----------    --------    ---------- ----------    ----------- ----------

Units outstanding, end of year                 3,837,388   2,857,269   1,302,580     2,021,476  1,918,481     19,485,024  1,824,790
                                              ==========  ==========  ==========    ========== ==========    =========== ==========



                                              ------------------------------------------------
                                                                       MFS
                                                ---------------------------------------------

                                                   World       High                Emerging
                                               Government   Income    Research    Growth


    Net investment income (expense)          $ (59,094) $ 469,197  $ 161,107    $ 55,790
    Net realized gains (losses)                (67,457)   152,606    214,289     774,322
    Net change in unrealized gains (losses)    391,014     75,136  1,023,212     (182,142)
                                              --------    ------- ----------    ---------

                                               264,463    696,939  1,398,608     647,970
                                              --------   -------- ----------    -------

  From policyowner transactions:
    Purchases                                9,995,282 12,970,271 17,476,610  33,768,862
    Withdrawals                              2,208,387)(4,658,885)(1,822,076)(10,862,876)
                                             --------------------------------------------

                                              7,786,895  8,311,386  15,654,534 22,905,986
                                             --------- ---------- ---------------------

  Increase (decrease) in net assets           8,051,358  9,008,325 17,053,142  23,553,956

  Net assets, beginning of year                 577,616    913,288  1,287,154   1,439,514
                                              --------   -------- ----------  ---------

  Net assets, end of year                    $8,628,974 $9,921,613 $18,340,296$24,993,470
                                             ============================================

  Accumulation unit purchases                   987,874  1,205,897  1,423,099   2,557,929
  Accumulation unit withdrawals                (224,581)  (433,914)  (158,948)   (827,244)
                                              ---------- ---------- ----------  ---------

  Net increase (decrease) in units outstanding  763,293    771,983  1,264,151   1,730,685

  Units outstanding, beginning of year           56,393     87,378    117,165     123,460
                                                -------    -------   --------    -------

  Units outstanding, end of year                819,686    859,361  1,381,316   1,854,145
                                               ========   ======== ==========  =========



The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (continued)
------------------------------------------------------------------------------------------------------------------------------------



                                    Series V
                                                 -----------------------------------------------------------------------------------
                                                                           MFS                                      Pioneer
                                                -----------------------------------------------------------  ----------------------
                                                                                                                Real
                                                  Global     Capital       High                 Emerging       Estate    Capital
1997 (continued)                                Governments Opportunities Income     Research    Growth        Growth     Growth

From operations:
  Net investment income (expense)                  $ 96,749 $ 454,037    $ (205,937)$ (369,367) $ (475,969)    $ 55,569  $ (11,597)
  Net realized gains                                 20,167     4,244     1,241,723  1,073,282   1,843,154       48,987      1,476
  Net change in unrealized gains (losses)          (302,708) (257,490)   1,013,285  4,051,206   5,506,481      236,651     43,126
                                                   --------- -----------  ---------- ----------  ----------     --------    ------

                                                   (185,792) 200,791     2,049,071  4,755,121   6,873,666      341,207     33,005
                                                   --------- ---------    ---------- ----------  ----------     --------    ------

From policyowner transactions:
  Purchases                                       5,546,808 3,434,948    24,758,400 22,797,803  38,214,835    5,315,096  4,483,329
  Withdrawals                                      (592,574)  (14,155)  (14,313,806)(4,738,734)(23,155,716)    (415,126)    (2,363)
                                                   ---------- --------- ------------------------------------   ----------   -------

                                                  4,954,234  3,420,793   10,444,594  18,059,069 15,059,119    4,899,970  4,480,966
                                                 ---------- ----------  ----------- ----------------------   ---------- ---------

Increase in net assets                            4,768,442 3,621,584    12,493,665 22,814,190  21,932,785    5,241,177  4,513,971

Net assets, beginning of year                     8,628,974         -     9,921,613  18,340,296 24,993,470            -          -
                                                  ----------        --    ---------- ----------------------           --         -

Net assets, end of year                         $13,397,416 $3,621,584 $ 22,415,278 $41,154,486$46,926,255   $5,241,177 $4,513,971
                                                ===========================================================  =====================

Accumulation unit purchases                         552,637    294,523     2,032,372  1,566,127   2,635,503      465,341    385,493
Accumulation unit withdrawals                       (69,480)    (2,326)   (1,162,098)  (338,708) (1,598,843)     (36,769)    (1,537)
                                                    ---------  --------  ------------ ----------------------    ---------   -------

Net increase in units outstanding                   483,157    292,197       870,274  1,227,419   1,036,660      428,572    383,956

Units outstanding, beginning of year                819,686         -       859,361  1,381,316   1,854,146            -          -
                                                   --------        --      -------- ----------  ----------           --         -

Units outstanding, end of year                    1,302,843    292,197     1,729,635  2,608,735   2,890,806      428,572    383,956
                                                 ==========   ========    ========== ==========  ==========     ========   =======


The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
--------------------------------------------------------------------------------


1.   NATURE OF OPERATIONS

     United of Omaha Separate Account C (Separate Account) was established by United of Omaha Life Insurance Company (United of Omaha) on December 1, 1993, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by United of Omaha. The net assets of the Separate Account are restricted from use in the ordinary business of United of Omaha.

2.   SUB-ACCOUNTS

     The Separate Account is divided into sub-accounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:

     Series I

         Fidelity                                       T. Rowe Price

         Growth                                         International
         Asset Manager                                  New America Growth
         Index 500                                      Equity Income
                                                        Limited Term Bond

         Scudder

         Money Market
         Bond

     Series V

         Fidelity                               Alger

         Contrafund                             American Small Capitalization
         Asset Manager:  Growth                 American Growth
         Equity Income
         Index 500

         Scudder                                Federated

         International                          Prime Money Fund II
         Global Discovery                       U.S. Government Securities
         Growth & Income

         Morgan Stanley Dean Witter

         Emerging Markets Equity
         Fixed Income

         T. Rowe Price                                  MFS

         New America Growth                             Global Governments
         Personal Strategy Balanced                     Capital Opportunities
         Equity Income                                  High Income
         International                                  Research
         Limited-Term Bond                              Emerging Growth

         Pioneer

         Real Estate Growth
         Capital Growth

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
     Actual results could differ from those estimates.

     Security Valuation and Related Investment Income - The market value of investments is based on year end closing bid prices. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the net asset values of the mutual fund portfolios.

     Federal Income Taxes - Operations of the Separate Account are included in the federal income tax return of United of Omaha, which is taxed as a life insurance company under the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Accounts.

4.   ACCOUNT CHARGES

     United of Omaha deducts a daily charge as compensation for the mortality and expense risks assumed by United of Omaha. The nominal annual rate is a percentage of the net asset value of each sub-account. United of Omaha guarantees that the mortality and expense charge shall not increase. The percentages are:

               Series I                                             1.25%
               Series V                                         1.00% - 1.40%

     United of Omaha may incur premium taxes relating to the policies. United of Omaha will deduct a charge of up to 3.5% of purchase payments for any premium taxes related to a particular policy at the time of purchase payments, upon surrender, upon death of any owner, or at the annuity start date.

     No charges are currently deducted from the Separate Account for federal or state income taxes, since none are currently imposed. Should such taxes be imposed in the future, United of Omaha may make deductions from the Separate Account to pay such taxes.

     United of Omaha deducts a daily administrative expense charge from the net assets of the Separate Account. The nominal annual rate is a percentage of the net asset value of each subaccount as follows:

               Series I                                                     .15%
               Series V                                                     .20%

     There is also an annual policy fee of $30 that is deducted from the accumulation value on the last valuation date of each policy year or at complete surrender. The annual policy fee is waived if the accumulation value is greater than $50,000 on the last valuation date of the applicable policy year. United of Omaha guarantees that the daily administrative expense charge and the annual policy fee will not increase.

     One of the variable annuity products includes a feature which provides the policyowner an option to purchase an enhanced death benefit. A charge equal to the annual rate of .35% of the average death benefit amount will be assessed on each policy anniversary or pro rata upon full surrender.

     A withdrawal charge will be assessed on withdrawals in excess of a percentage of the participant's accumulation value as of the last contract anniversary preceding the request for the withdrawal. The allowable withdrawal percentage is as follows:

               Series I                                                   10%
               Series V                                                   15%

     The amount of the charge will depend upon the period of time elapsed since the purchase payment (first-in, first-out arrangement) was made, as follows:

                              Charge on Withdrawal
                                    Exceeding
              Purchase Payment Year                             Allowable Amount

                      1                                                7%
                      2                                                6%
                      3                                                5%
                      4                                                4%
                      5                                                3%
                      6                                                2%
                      7                                                1%

     There is no charge for the first 12 transfers between subaccounts of the Separate Account in each policy year. However, there is a $10 fee for the 13th and each subsequent request during a single policy year. Any applicable transfer fee is deducted from the amount transferred. All transfer requests made simultaneously are treated as a single request. No transfer fee is imposed for any transfer which is not at the policyowner's request. The transfer fee will not increase.

5.   NET ASSETS

     Total net assets (policyowners' cumulative investment accounts) consist of the following at December 31, 1998:

                                                                           Series I
                               -------------------------------------------------------------------------------------------------
                                          Fidelity                    Scudder                       T. Rowe Price
                               -------------------------------  ---------------------  -----------------------------------------
                                                                                                    New               Limited-
                                            Asset     Index       Money                           America    Equity     Term
                                 Growth    Manager     500       Market      Bond      InternationGrowth     Income     Bond

Shares purchased               $1,872,080 $ 798,438 $ 667,798   $5,047,964$1,350,081   $1,834,363$ 810,337 $1,565,124 $ 355,779
Shares sold                    (1,365,765) (456,760) (524,219)  (4,962,444) (978,652)  (1,443,680)(528,595)(1,257,315) (304,185)
Dividends and capital
     gain distributions           198,494   165,560    37,851      28,060     87,077      29,698    20,723     87,817    25,147
Net realized gains (losses)       230,765    57,537   107,999           -      4,912     156,252   138,055    221,104    (2,272)
Change in unrealized gains
     (losses)                     321,098    87,723   210,532           -      8,223      60,580   213,057     47,841     1,347
                                 --------   -------  --------          --     ------     -------  --------    -------    -----

Net assets                     $1,256,672 $ 652,498 $ 499,961   $ 113,580 $ 471,641    $ 637,213 $ 653,577 $ 664,571  $ 75,816
                               ========== ========= ============  ======== =========   ========== ======== ============ ========



                                                                               Series V
                                           ------------------------------------------------------------------------------------
                                                              Fidelity                                  Scudder
                                           ----------------------------------------------------------------------------------
                                                         Asset
                                                       Manager:     Equity      Index                    Global    Growth &
                                           Contrafund   Growth      Income       500       InternationaDiscovery    Income

Shares purchased                           $61,553,421$44,479,805 $67,654,945 $29,694,658  $46,017,448 $4,529,632 $14,793,733
Shares sold                                (17,801,674)(6,821,159)(14,727,073)(2,372,009)  (16,228,084)  (974,055)(1,608,439)
Dividends and capital gain distributions     3,261,512  5,886,547   6,495,609   220,471      4,233,076     26,574    693,744
Net realized gains (losses)                  2,939,481  1,255,501   1,826,518   317,030      1,462,530     89,899     85,127
Change in unrealized gains (losses)         20,029,803 10,057,670  10,741,988 4,660,790      1,722,994    271,731    (234,180)
                                           ------------ ---------- ----------- ------------------------   --------   ---------

Net assets                                 $69,982,543 $54,858,364 $71,991,987 $32,520,940  $37,207,964 $3,943,781 $13,729,985
                                           =============================================== ============= ========= ============



                                                                Series V
                                          T. Rowe Price                                  Alger            Federated
                        New      Personal                           Limited-      American                  Prime           U.S.
                      America    Strategy    Equity                   Term         Small     American       Money        Government
                      Growth     Balanced    Income    International  Bond       CapitalizatioGrowth       Fund II       Securities

Shares purchased    $35,386,660 $44,357,574 $72,308,975 $ 54,694,626 $29,598,715 $36,626,175 $39,019,845  $ 263,484,683 $38,321,340
Shares sold          (5,297,262) (5,370,200) (9,808,580) (20,635,724) (4,106,105) (9,950,160)(11,407,726) (227,300,564) (11,050,712)
Dividends and capital gain
  distributions         604,089   5,212,229   6,848,633    1,232,264   1,782,061   4,347,835   5,868,464     2,923,260    1,049,066
Net realized gains
   (losses)             972,793     819,004   2,455,758    2,301,245      36,866    (22,962)   2,547,899           (21)    686,014
Change in unrealized gains
  (losses)            9,566,304   6,590,666  10,037,254    3,656,024     315,757  2,230,946   12,706,682             -    1,843,732
                    ----------------------------------------------------------------------   -----------            --   ----------

Net assets          $41,232,584 $51,609,273 $81,842,040 $ 41,248,435 $27,627,294 $33,231,834 $48,735,164  $ 39,107,358  $30,849,440
                    ================================================ =========== =========== =========== ============== ===========


                                            MFS

                        World       High                  Emerging
                     Government    Income      Research    Growth

                    $10,649,322 $13,958,827  $18,734,529$35,284,231
                     (2,352,776  (4,821,690)  (1,931,478)(11,152,213)



                       (65,793)    155,504      215,116     780,423

                        349,053     69,101    1,046,909     (165,204)
                       --------    -------   ----------    ---------

                    $ 8,579,806 $ 9,361,742  $18,065,076$24,747,237
                    ======================= ======================




                         Series V
                                                                                                               Morgan Stanley
                                                   MFS                                      Pioneer             Dean Witter
                                                                                                             Emerging
                          Global     Capital      High                  Emerging        Real     Capital     Markets    Fixed
                        Governments OpportunitiesIncome     Research     Growth        Estate     Growth      Equity   Income

Shares purchased        $ 19,380,777$ 15,037,12 $ 64,398,882$ 51,576,522$ 97,573,689  $ 9,967,433$ 9,011,446  $ 109,733$ 867,518
Shares sold               (4,824,757)  (345,010) (41,848,538)(13,516,244)(55,250,763)  (2,627,213)  (449,979)    (8,126)  (41,557)
Dividends and capital gain
  distributions              276,594    381,578    1,979,493     769,919      57,492      300,107    420,793        106    32,357
Net realized gains (losses)   57,463     53,954    1,876,349   3,376,311   7,187,973       19,772     (3,588)    (2,895)    1,380
Change in unrealized gains
   loss)                     941,345  1,894,355     (907,677) 11,669,463  16,666,290    (1,301,077)  (961,510)    4,199    (18,255)
                             -------  ----------    -------------------- -----------   ------------ ----------   ------   --------
Net assets              $ 15,831,422$ 17,021,997 $25,498,509$ 53,875,971$ 66,234,681  $ 6,359,022$ 8,017,162  $ 103,017$ 841,443


PART C  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits
        (a) Financial Statements

     All  required  financial   statements  are  included  in  Part  B  of  this
Registration Statement.
        (b) Exhibits:  The following exhibits are filed herewith:
Exhibit No.      Description of Exhibit

(1)  (a)  Resolution  of  the  Board  of  Directors  establishing  the  Variable
     Account.*

(2)  Not applicable.

(3) (a)Principal Underwriter Agreement by and between United, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services. *

     (b) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer.*

(4)  (a) Form of Policy for the Ultra-Access variable annuity Policy.****

     (b) Form of Riders to the Policy (except the Elective Death Benefit Rider is not available).*

     (c)  Systematic Transfer Enrollment Program Endorsement to the Policy. ***

(5)  Form of Application to the Policy.*

(6)  (a) Articles of Incorporation of United of Omaha Life Insurance Company.*

     (b)  Bylaws of United of Omaha Life Insurance Company.*

(7)  Not applicable.

(8)  (a) Participation Agreement with the Alger American Fund*

     (b)  Participation Agreement with the Insurance Management Series*

     (c)Participation Agreement with the Fidelity VIP Fund and Fidelity VIP Fund II.*

     (d)  Participation Agreement with the MFS Variable Insurance Trust.*

     (e)  Participation Agreement with the Pioneer Variable Contracts Trust.*

     (f)  Participation  Agreement  with the Scudder  Variable  Life  Investment
          Fund.*

     (g) Participation Agreement with T. Rowe Price International Series, T. Rowe Price Fixed Income Series, and T. Rowe Price Equity Series.*

     (i)  Participation  Agreement with Morgan Stanley  Universal Funds, et. al.
          ***

(9)  Opinion and Consent of Counsel.

(10) Consents of Independent Auditors.

(11) Not applicable.

(12) Not applicable.

(13) Schedules of Computation of Performance Data.

(14) Powers of Attorney.**

* Incorporated by Reference to the Registration Statement for United of Omaha Separate Account C filed on April 24, 1997 (File No. 33-89848).

** Incorporated by Reference to the Registration Statement for United of Omaha Separate Account C filed on April 26, 1999 (File No. 33-89848).

*** Incorporated by Reference to the Registration Statement for United of Omaha Separate Account B filed on April 16, 1998 (File No. 333-18881).


Item 25.       Directors and Officers of the Depositor

Our Directors and senior officers* are:

Directors*
Foggie, Samuel L.                   Banking and Finance Industry Executive
Hallett, Carol B.                   President, Chief Executive Officer; Air Transport Association of
                                    America
Heller, Jeffrey M.                  President, Chief Operating Officer; Electronic Data Systems
Osborne, Thomas W.                  Former Head Football Coach, University of Nebraska - Lincoln
Sampson, Richard J.                 Retired Group Insurance Executive (United of Omaha Life Insurance Company)
Straus, Oscar S.                    Investments; President, The Daniel and Florence Guggenheim
                                    Foundation
Sturgeon, John A.                   President, Chief Operation Officer (United of Omaha Life Insurance
                                    Company)
Wayne, Michael A.                   Foundation and Cancer Institute Executive
Weekly, John W.                     Chairman of the Board and Chief Executive Officer (United of Omaha Life
                                    Insurance Company)
Officers*
John W. Weekly                      Chairman of the Board, Chief Executive Officer
John A. Sturgeon                    President, Chief Operation Officer
G. Ronald Ames                      Executive Vice President (Small Group and Information Services)
Robert B. Bogart                    Executive Vice President (Human Resources)
Stephen R. Booma                    Executive Vice President (Managed Care)
Cecil D. Bykerk                     Executive Vice President (Chief Actuary)
James L. Hanson                     Executive Vice President (Information Services)
Kimberly S. Harm                    Executive Vice President (Customer Services)
Randall C. Horn                     Executive Vice President (Group Insurance)
M. Jane Huerter                     Executive Vice President (Corporate Secretary; Corporate
                                    Administration)
John L. Maginn                      Executive Vice President (Treasurer; Chief Investment Officer)
William C. Mattox                   Executive Vice President (Federal Affairs)
Thomas J. McCusker                  Executive Vice President (General Counsel)
James N. Plato                      Executive Vice President (Individual Financial Services)
Tommie  D. Thompson                 Executive Vice President (Corporate Comptroller)

        *Business address for all directors and officers is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant


Name of Corporation (where organized)                            Type of Corporation

Mutual of Omaha Insurance Company (NE)                               Accident & Health Insurance
        KFS Corporation (NE)                                         Holding corporation
               Kirkpatrick, Pettis, Smith, Polian Inc. (NE)          Registered broker-dealer & investment advisor
               KPM Investment Management, Inc. (NE)                  Investment advisor
               Kirkpatrick Pettis Trust Company (NE)                 Trust company
        Mutual of Omaha Health Plans, Inc. (NE)                      Holding corporation
               Exclusive Healthcare, Inc. (NE)                       HMO
                  Mutual of Omaha of Colorado, Inc. (CO) (50%)       HMO
                  Mutual of Omaha Health Plans of Lincoln, Inc. (NE) Staff Model                    HMO
                  Preferred Health Alliance, Inc. (NE) (51%)         Joint venture w/physician & hospital organization
               Mutual of Omaha Dental Plans of Nebraska, Inc. (NE)   Limited pre-paid DHMO
               Mutual of Omaha Health Plans of Indiana, Inc. (IN)    HMO
               Mutual of Omaha Health Plans of Ohio, Inc. (OH)       HMO
               Mutual of Omaha of South Dakota & Community Health
                                      Plus HMO, Inc. (SD)            HMO
               Mutual of Omaha Tri-State Health Plans, Inc. (TN)     HMO
        Mutual of Omaha Holdings, Inc. (NE)                          Holding corporation
               innowave incorporated (NE)                            Markets water distillation products
               Mutual Asset Management Co. (NE)                      Asset management services
               Mutual of Omaha Investor Services, Inc. (NE)          Registered securities Broker-Dealer
               Mutual of Omaha Marketing Corporation (NE)            Markets health insurance
               Omex Realty, Inc. (NE)                                Real estate investments
        Mutual of Omaha U.K. Limited (U.K.)                          Insurance in United Kingdom (inactive)
        The Omaha Indemnity Company (WI)                             Property & casualty insurance  (no new business since 1986)
        Omaha Property and Casualty Insurance Company (NE)           Property & casualty insurance
               Adjustment Services, Inc. (NE)                        Claims adjusting services
        Tele-Trip Company, Inc. (DE)                                 Markets travel/flight insurance in airports
        United of Omaha Life Insurance Company (NE)                  Life, H&A insurance/annuities
           Companion Life Insurance Company (NY)                     Life insurance/annuities
           Mutual of Omaha Structured Settlement Company, Inc. (CT)  Structured settlements
           Mutual of Omaha Structure Settlement Company of
                                        New York, Inc. (NY)          Structured settlements
           United World Life Insurance Company (NE)                  Accident & health and life insurance
        United Properties Co. (CA) (50%)                             Real estate general partnership

*Subsidiaries of subsidiaries are indicated by indentations.


Item 27.       Number of Policyowners

      As of December 31, 1998, there were 3 Owners of the Policies.

Item 28.       Indemnification

   The Nebraska Business Corporation Act (Section 21-2004(15)) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Nevada Business Corporation Act also specifies procedures for determining when indemnification payments can be made.
   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of United of Omaha pursuant to the foregoing provisions, or otherwise, United of Omaha has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by United of Omaha of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), United of Omaha will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. With respect to indemnification, Section XI of United of Omaha's Articles of Incorporation provides as follows:

               An outside director of the Company shall not be personally liable in the Company on its Stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any act or omission not in good faith which involves intentional misconduct or a knowing violation of the law; (ii) any transaction from which the outside director derived an improper direct or indirect financial benefit; (iii) paying or approving a dividend which is in violation of Nebraska law; (v) any act or omission which violates a declaratory or injunctive order obtained by the Company or its Stockholders; and (v) any act or omission occurring prior to the effective date of the amendments to the Articles of Incorporation of the Company incorporating this ARTICLE XI.

               For purposes of this ARTICLE XI, an outside director shall mean a member of the Board of Directors who is not an officer or a person who may control the conduct of the Company through management agreements, voting trusts, directorships in related corporations, or any other device or relationship.

               If the Nebraska Business Corporation Act is amended after approval by the Stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Nebraska Business Corporation Act as so amended.

               Any repeal or modification of the foregoing ARTICLE XI by the Stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

   Article VII of United of Omaha's Bylaws provides as follows:
               Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person then is or was a director, officer, employee, or agent of the Company (or is or was serving at the request of the Company in any such capacity for an other legal entity or enterprise, shall be indemnified by the Company against expense, judgements, fines, and amounts paid in settlement to the full extent that such persons are permitted to be indemnified by the laws of the State of Nebraska as in effect as of any date of determination. The provisions of this Article shall not adversely affect any right to indemnification which any person may have apart from the provisions of this Article.


Item 29.       Principal Underwriter

           (a) In addition to Registrant, Mutual of Omaha Investor Services is the Principal Underwriter for policies offered by United of Omaha Life Insurance Company through United of Omaha Separate Account B and offered by Companion Life Insurance Company through Companion Life Separate Account C and Companion Life Separate Account B.
            (b) The directors and principal officers of Mutual of Omaha Investor Services, Inc. (principal address: Mutual of Omaha Plaza, Omaha, Nebraska 68175) are as follows:

            NAME                          TITLE
            John W. Weekly           Chairman, Director
            Richard A. Witt          President, Director
            M. Jane Huerter          Secretary and Director
            Kimberly S. Harm         Director
            Brian P. McGinty         Director
            John L. Maginn           Director
            James N. Plato           Director
            William J. Bluvas        Vice President, Treasurer

            (c) Mutual of Omaha Investor Services, Inc. ("MOIS") is the principal underwriter of the Policies. Commissions payable to a broker-dealer will be up to 7.5% of Purchase Payments. For the fiscal year ended December 31, 1998, United of Omaha paid $8,627 in total compensation to MOIS; of this amount MOIS retained $152 as concessions for its services as Principal Underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers.

Item 30.    Location of Accounts and Records

            The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by United of Omaha Life Insurance Company at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 31.    Management Services.

            All management policies are discussed in Part A or Part B of this registration statement.

Item 32.    Undertakings

            (a)Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Purchase Payments under the Policy may be accepted.
            (b)Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information or
(ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.
            (c)Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to United of Omaha at the address or phone number listed in the prospectus.
            (d) Registrant represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United of Omaha.

Section 403(b) Representations
        United of Omaha represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

Statement Pursuant to Rule 6c-7:  Texas Optional Retirement Program
        United of Omaha and the Variable Account rely on 17 C.F.R. ss. 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.

                                   SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1993 and has caused this Post-effective Amendment No. 4 to the Registration Statement to be signed on its behalf, in the City of Omaha and State of Nebraska, on April 26, 1999.

                                     UNITED OF OMAHA SEPARATE ACCOUNT C

                                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                                     Depositor

                                            /s/ Kenneth W. Reitz
                                     ---------------------------------------
                                     By:    Kenneth W. Reitz
                                     First Vice President & Counsel

        As required by the Securities Act of 1933, this Post-effective Amendment No. 4 to the Registration Statement has been signed by the following persons on April 26, 1999 in the capacities and on the duties indicated.

Signatures                          Title

        /s/ John W. Weekly
by__________________________*        Chairman of the Board,
John W. Weekly                       Chief Executive Officer

        /s/ John A. Sturgeon
by__________________________*       President, Chief Operation Officer, Director
John A. Sturgeon

          /s/ Tommie D. Thompson
By__________________________*       Executive V.P., Corporate Comptroller
                                   (Principal Financial Officer and Principal
                                   Accounting Officer)
          /s/ Kenneth W. Reitz
by__________________________,      for and on behalf of
Kenneth W. Reitz

        Samuel L. Foggie*           Director
        Carol B. Hallett*           Director
        Jeffrey M. Heller*          Director
        Thomas W. Osborn*           Director
        Richard J. Sampson*         Director
        Oscar S. Straus*            Director
        Michael A. Wayne*           Director


* Signed by Kenneth W. Reitz under Powers of Attorney effective January 1, 1999.

Registration No.  333-51051
811-8910




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------




                       UNITED OF OMAHA SEPARATE ACCOUNT C

                                       OF

                     UNITED OF OMAHA LIFE INSURANCE COMPANY




--------------------------------------------------------------------------------
                                    EXHIBITS
--------------------------------------------------------------------------------





                                       TO

                     THE REGISTRATION STATEMENT ON FORM N-4

                                      under

            THE SECURITIES ACT OF 1933, Post-effective Amendment # 3

                                       and

              THE INVESTMENT COMPANY ACT OF 1940, Amendment No. 18







                                 April 26, 1999

                                  EXHIBIT INDEX

Exhibit No.      Description of Exhibit

 (9)             Opinion and Consent of Counsel.

(10)             Consent of Independent Auditors

(13)             Schedules of Computations of Performance Data